UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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American International Group, Inc.

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[           ], 2020

Dear Fellow AIG Shareholder,
Since late-2017, senior management has undertaken a series of significant actions to reduce AIG’s risk profile and position the Company for long-term, sustainable and profitable growth. AIG’s improved financial performance in 2019 reflects significant progress on our journey to become a leading insurance franchise and top performing company. Notable achievements in 2019 include:
•
Delivering on our commitment to return to full-year underwriting profitability in General Insurance, driven by instilling a culture of underwriting excellence, executing on a new risk appetite, overhauling AIG’s reinsurance strategy and program, and driving expense discipline;

•
Life and Retirement achieving solid results in the face of continued headwinds from low interest rates and tightening credit spreads;

•
Net Investment Income of  $14.6 billion, increasing from $12.5 billion in the prior year; and

•
Signing an agreement to sell a majority interest in Fortitude Group Holdings, LLC, reflecting a significant milestone in de-risking our Legacy portfolio.

In 2019, we also began significant foundational work to shape AIG 200, our global, multi-year effort focused on the long-term strategic positioning of AIG.
Additional information on our strategy, 2019 financial performance, governance practices and shareholder engagement program is included in this 2020 Proxy Statement and the 2019 Annual Report. We encourage you to read these materials and vote as we recommend on the enclosed proposals.
AIG’s 2020 Annual Meeting of Shareholders will be held on Wednesday, May 13, 2020, at 11:00 a.m., at 175 Water Street, New York, NY. We encourage you to vote in advance of the meeting even if you plan to join in person. Every vote matters.
As we move further into 2020, we continue to closely monitor developments related to the COVID-19 pandemic. We have activated business continuity plans so we can keep colleagues safe while continuing to serve the needs of our stakeholders without significant disruption. Despite the uncertainty created by the coronavirus and related volatility in financial markets, we remain focused on delivering value for you over the long term.
Thank you for entrusting us with your capital.
Sincerely,

Douglas M. Steenland Independent Chair of the Board	Brian Duperreault Chief Executive Officer

Notice of Annual Meeting of Shareholders [           ], 2020

AMERICAN INTERNATIONAL GROUP, INC. (AIG)
175 Water Street, New York, N.Y. 10038
Time and Date*	11:00 a.m. on Wednesday, May 13, 2020
Place*	175 Water Street, New York, New York 10038
Mailing Date	This Proxy Statement, 2019 Annual Report and proxy card or voting instructions were either made available to you over the internet or mailed to you on or about [ ], 2020.
Items of Business
1.
To elect the twelve nominees recommended by our Board as directors of AIG to hold office until the next annual election and until their successors are duly elected and qualified

2.
To vote, on a non-binding advisory basis, to approve executive compensation

3.
To act upon a proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG common stock in order to protect AIG’s tax attributes

4.
To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan

5.
To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2020

6.
To vote on a shareholder proposal to give shareholders who hold at least 10 percent of AIG’s outstanding common stock the right to call special meetings

7.
To transact any other business that may properly come before the meeting

Record Date	You can vote if you were a shareholder of record at the close of business on March 18, 2020.
Admission to the Annual Meeting	If you plan on attending the meeting, please remember to bring photo identification with you. In addition, if you hold shares in “street name” and would like to attend the meeting, you must bring an account statement or other acceptable evidence indicating ownership of AIG common stock as of the close of business on March 18, 2020. Even if you intend to be present at the meeting, to ensure your shares are represented, please vote your shares over the internet or by telephone, or sign and date your proxy and return it by mail.
Additional Information	Additional information regarding the matters to be acted on at the meeting is included in this Proxy Statement.
Proxy Voting	You can vote your shares over the internet, by telephone, by mail or in person at the Annual Meeting. If you received a paper proxy card by mail, you may also vote by signing, dating and returning the proxy card in the envelope provided.
* Potential Impact of Developments Relating to COVID-19: We are actively monitoring the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. In the event that it is not possible or advisable to hold our annual meeting at the time, date or place set forth in this notice, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication or adjourning or postponing the meeting. We would announce any such change, including details on how to participate for a remote meeting, in advance via press release, a copy of which would be filed with the U.S. Securities and Exchange Commission as additional proxy solicitation materials and posted on the Investors section of our website at www.aig.com.
By order of the Board of Directors,
ROSE MARIE E. GLAZER
Corporate Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 13, 2020. This Proxy Statement, the 2019 Annual Report to Shareholders and other materials are available in the Investors section of AIG’s corporate website at www.aig.com.

Executive Summary
Executive Summary

This summary highlights information contained in this Proxy Statement. It does not contain all of the information you should consider in making a voting decision, and you should read the entire Proxy Statement carefully before voting. These proxy materials are first being sent to shareholders of American International Group, Inc., a Delaware corporation (AIG), commencing on or about [           ], 2020.
VOTING MATTERS AND VOTE RECOMMENDATION
Matter	Board Vote Recommendation	For More Information, see:
Management Proposals
1. Election of twelve directors	FOR EACH DIRECTOR NOMINEE	Page 10
2. Advisory vote on executive compensation	FOR	Page 96
3. Approval of amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG common stock in order to protect AIG’s tax attributes	FOR	Page 101
4. Ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan	FOR	Page 107
5. Ratification of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2020	FOR	Page 112
Shareholder Proposal
6. Shareholder proposal to give shareholders who hold at least 10 percent of our outstanding common stock the right to call special meetings	AGAINST	Page 115
For detailed information on the voting process and how to attend the AIG Annual Meeting of Shareholders to be held on May 13, 2020 (Annual Meeting), or at any adjournment or postponement thereof, please see “Voting Instructions and Information” beginning on page 119.
2020 Proxy Statement1

Executive Summary
ABOUT AIG
AIG is a leading global insurance organization. Building on our long history, we provide a wide range of property casualty insurance, life insurance, retirement solutions, and other financial services to customers in more than 80 countries and jurisdictions.
AIG’S JOURNEY
AIG is in the midst of a journey to become a leading insurance franchise and a top performing company.

22020 Proxy Statement

Executive Summary

2019 PERFORMANCE HIGHLIGHTS
The impact of the steps that we took in 2018 and 2019 is evident in AIG’s 2019 financial performance.
*
Accident Year Combined Ratio, As Adjusted is a Non-GAAP financial measure. See Appendix A for a reconciliation showing how this measure is calculated from our audited financial statements.

CALENDAR YEAR
COMBINED RATIO (CYCR)
117.3%
111.4%
99.6%
CYCR IMPROVED 5.9 POINTS
CYCR IMPROVED 11.8 POINTS
2017
2018
2019

LIFE AND RETIREMENT
ADJUSTED PRE-TAX INCOME
(IN MILLIONS)
$3,831
$3,190
$3,458
2017
2018
2019

NET INVESTMENT
INCOME
(IN MILLIONS)
$14,179
$12,476
$14,619
2017
2018
2019

GENERAL OPERATING
EXPENSE
(IN MILLIONS)
$9,107
$9,302
$8,537
2017
2018
2019

ONE-YEAR TSR*
AT DECEMBER 31, 2019
26%
33%
37%
S&P 500
S&P 500 Insurance Companies **
AIG

*
TSR calculated based on (1) the average stock prices for the month preceding the first day of the performance period; and (2) the average stock prices for the final month of the performance period.

**
Represents the median of the insurance sector (GICS 4030) companies in the S&P 500 (S&P 500 Insurance Companies).

2020 Proxy Statement3

Executive Summary

COMPENSATION HIGHLIGHTS
2019 was an important year in the continued turnaround of the General Insurance business and overall strengthening of AIG, building on the leadership and structural changes made since mid-2017. AIG’s financial performance in 2019 reflected the significant progress being made on the execution of management’s strategy to position AIG for long-term, sustainable growth. These strong results are reflected in the decisions we made with respect to our 2019 compensation programs, aligning with our overall philosophy of pay for performance.
CONTINUED SHAREHOLDER ENGAGEMENT
In 2019, we continued to engage in robust discussions with our shareholders on a number of corporate governance matters. Given the results of our 2018 and 2019 say-on-pay votes, a key focus of our ongoing engagement in 2019 was to further understand their views with respect to our executive compensation programs. In response to feedback received during our engagement meetings, the Compensation and Management Resources Committee (CMRC) made several changes to AIG’s executive compensation programs, including the Short-Term Incentive (STI) and Long-Term Incentive (LTI) programs:
CHIEF EXECUTIVE OFFICER COMPENSATION
The 2019 annual target total direct compensation opportunity and pay mix for Mr. Duperreault, our Chief Executive Officer, is set forth below. Mr. Duperreault’s target total direct compensation did not change from 2018 to 2019.
	Annual Base Salary	Target Short-Term Incentive	Target Long-Term Incentive	Target Total Direct Compensation
Brian Duperreault Chief Executive Officer*	$1,600,000	$3,200,000	$11,200,000	$16,000,000
*
Mr. Duperreault also served as President during 2019.

42020 Proxy Statement

Executive Summary

2019 CEO ANNUAL TARGET TOTAL DIRECT COMPENSATION

LONG-TERM EQUITY INCENTIVE AWARD ALLOCATION

2019 PERFORMANCE-BASED COMPENSATION AND ALIGNMENT OF PAY WITH SHAREHOLDER EXPERIENCE
• Improved full-year financial results for 2019 • 2019 TSR of 37%
In 2019, the impact of the foundational steps AIG has taken since late 2017 to improve performance through management and structural changes and the General Insurance turnaround was evident in our full-year financial results. This includes significant improvement in General Insurance performance, continued solid results from Life and Retirement, Net Investment Income performance above benchmarks and efficient management of our Legacy portfolio. In addition to the improved full-year financial results, AIG’s shareholders experienced a total return of 37% in 2019, outperforming both the median S&P 500 Insurance Company and the S&P 500 as a whole. These strong 2019 results are reflected in the decisions the CMRC and AIG’s Board of Directors (the Board) made with respect to our 2019 STI program. With respect to Mr. Duperreault, our Chief Executive Officer, the CMRC recommended, and the Board approved, an individual performance score of 150%, which, when combined with the Headquarters quantitative performance score of 123%, resulted in a STI payment of  $5,920,000, representing 185% of target.
AIG’s stock price has been especially sensitive to market volatility in recent years as the impact of legacy management strategies continued to significantly impact financial results. This has led to AIG’s TSR over the three-year period ending on December 31, 2019 ranking below the lower quartile relative to peers, resulting in a 0% payout on our PSUs granted in 2017. Given the performance-based structure of our executive compensation program, this stock performance has impacted equity payouts and realized equity value for our executives, commensurate with returns to our shareholders. Relative to the target value at the date of grant, as of December 31, 2019, the value of our PSUs and stock options granted between 2015 and 2018 is substantially below target—20% for our Chief Executive Officer. This reflects little or no vesting of PSUs and share price translating into underwater stock options.

2020 Proxy Statement5

Executive Summary

The following chart shows the correlation between TSR and the compensation awarded to our Chief Executive Officer over the past three years. Our executive compensation program aligns pay with performance and the experience of our shareholders
CEO COMPENSATION VS. 5-YEAR TSR (2017—2019)

62020 Proxy Statement

Executive Summary

CORPORATE GOVERNANCE HIGHLIGHTS
BALANCED AND INDEPENDENT BOARD OF DIRECTORS
AIG strives to maintain a balanced and independent Board that is committed to representing the long-term interests of AIG’s shareholders and has the substantial and diverse expertise necessary to provide strategic oversight of AIG’s journey. The following table provides summary information about each of our twelve director nominees. We are asking our shareholders to elect all twelve director nominees at the Annual Meeting, to hold office until the next annual election and until their successors are duly elected and qualified or their earlier resignation. Each nominee is elected annually by a majority of votes cast.
Name	Age	Director Since	Occupation/Background	Independent	Other Public Boards	Current Committee Memberships(1)
W. Don Cornwell	72	2011	Former Chairman and CEO of Granite Broadcasting Corporation	✔	Natura & Co Holding S.A.; Pfizer Inc.	CMRC (Chair) NCGC
Brian Duperreault	72	2017	CEO of AIG
John H. Fitzpatrick	63	2011	Former Secretary General of The Geneva Association; Former Chief Financial Officer, Head of the Life and Health Reinsurance Business Group and Head of Financial Services of Swiss Re	✔		Audit Tech
William G. Jurgensen	68	2013	Former CEO of Nationwide Insurance	✔	Lamb Weston Holdings, Inc.	Audit (Chair) RCC
Christopher S. Lynch	62	2009	Former National Partner in Charge of Financial Services of KPMG LLP	✔	Tenet Healthcare Corporation	NCGC (Chair) RCC Tech
Henry S. Miller	74	2010	Chairman of Marblegate Asset Management, LLC; Former Chairman and Managing Director of Miller Buckfire & Co., LLC	✔	The Interpublic Group of Companies, Inc.	CMRC Tech
Linda A. Mills	70	2015	Former Corporate Vice President of Operations of Northrop Grumman Corporation	✔	Navient Corporation	Tech (Chair) Audit CMRC
Thomas F. Motamed	71	2019	Former Chairman and CEO of CNA Financial Corporation	✔		CMRC RCC
Peter R. Porrino	63	2019	Former Executive Vice President and Chief Financial Officer of XL Group Ltd	✔		Audit RCC
Amy L. Schioldager	57	2019	Former Senior Managing Director and Global Head of Beta Strategies at BlackRock, Inc.	✔		Audit NCGC Tech
Douglas M. Steenland, Independent Chair	68	2009	Former President and CEO of Northwest Airlines Corporation	✔	Hilton Worldwide Holdings Inc.	(2)
Therese M. Vaughan	63	2019	Former CEO of the National Association of Insurance Commissioners; Executive in Residence and Former Visiting Distinguished Professor and Dean of the College of Business and Public Administration at Drake University	✔	Verisk Analytics, Inc.; West Bancorporation, Inc.	CMRC RCC
(1)
The full Committee names are as follows:
Audit—Audit Committee
CMRC—Compensation and Management Resources Committee
NCGC—Nominating and Corporate Governance Committee
RCC—Risk and Capital Committee
Tech—Technology Committee

(2)
Mr. Steenland, as Independent Chair of the Board, is an ex-officio, non-voting member of all Board Committees.

2020 Proxy Statement7

Executive Summary

We believe our nominees’ diverse and complementary experiences and skills promote a well-functioning, highly qualified and independent Board of Directors. AIG has undertaken significant Board refreshment in recent years to ensure that the directors are positioned to provide strategic guidance to AIG as we continue our journey focused on operational excellence.
KEY QUALIFICATIONS OF OUR INDEPENDENT DIRECTOR NOMINEES
DIVERSITY OF INDEPENDENT DIRECTOR NOMINEE SKILLS AND EXPERIENCE

INDEPENDENT DIRECTOR NOMINEE
TENURE
INDEPENDENT DIRECTOR NOMINEE
DIVERSITY
82020 Proxy Statement

Executive Summary

STRONG CORPORATE GOVERNANCE PRACTICES
Independence	• All directors are independent (except CEO) • Independent Chair role and duties are clearly defined
Board Effectiveness and Accountability
•
Directors are elected annually by a majority of votes cast (in uncontested elections)

•
Directors’ interests are aligned with those of our shareholders through robust stock ownership requirements

•
The Board, through the Nominating and Corporate Governance Committee, conducts annual evaluations of the Board and individual directors, and all Board Committees conduct annual self-evaluations

•
No director attending less than 75 percent of meetings for two consecutive years will be re-nominated

•
Directors generally may not stand for election after reaching age 75

•
All directors may contribute to the agenda for Board meetings

•
Board Committee Chairs generally do not serve longer than a five-year term

•
The Board, through its Nominating and Corporate Governance Committee, oversees sustainability and corporate social responsibility matters

Shareholder Rights
•
AIG’s By-laws include a proxy access right for shareholders

•
AIG’s By-laws provide shareholders the ability to call a special meeting at appropriate levels

•
AIG has an extensive shareholder engagement program with independent director participation

2020 Proxy Statement9

Proposal 1—Election of Directors
Proposal 1—Election of Directors

Proposal 1— Election of Directors
What am I voting on?
We are asking shareholders to elect twelve directors to hold office until the next annual election.
Voting Recommendation
✔
FOR the election of each director nominee. The Board believes that, if elected, the nominees will continue to provide effective oversight of AIG’s business and continue to advance our shareholders’ interests by drawing upon their collective qualifications, skills and experiences, as summarized on page 8 and below.

• Twelve director nominees • All independent other than CEO • Elected by majority of votes cast • One-year terms
AIG’s Board currently consists of thirteen directors. All directors serve a one-year term. Ms. Nora Johnson has informed AIG that she will not be standing for re-election to the Board at the Annual Meeting. The Board would like to thank Ms. Nora Johnson, whose term will end at the Annual Meeting, for her service and valuable contribution as a director. We are asking our shareholders to re-elect the remaining twelve directors at the Annual Meeting, to hold office until the next annual election and until their successors are duly elected and qualified or their earlier resignation.
It is the intention of the persons named in the accompanying form of proxy to vote for the election of the nominees listed below. All of the nominees are currently members of AIG’s Board. It is not expected that any of the nominees will become unavailable for election as a director, but if any should become unavailable prior to the Annual Meeting, proxies will be voted for such other persons as the persons named in the accompanying form of proxy may determine in their discretion. Alternatively, the Board may reduce its size.
Directors will be elected by a majority of the votes cast by the shareholders of AIG’s common stock, which votes cast are either “for” or “against” election. Pursuant to AIG’s By-laws and Corporate Governance Guidelines, each nominee has submitted to the Board an irrevocable resignation from the Board that would become effective upon (1) the failure of such nominee to receive the required vote at the shareholder meeting and (2) Board acceptance of such resignation. In the event that a nominee fails to receive the required vote, AIG’s Nominating and Corporate Governance Committee will then make a recommendation to the Board on the action to be taken with respect to the resignation. The Board will accept such resignation unless the Nominating and Corporate Governance Committee recommends, and the Board determines, that the best interests of AIG and its shareholders would not be served by doing so.
Below are biographies of each of the nominees for director, including the principal occupation or affiliation and public company directorships held by each nominee during the past five years. We believe our director nominees have the right mix of skills and background to provide strategic guidance to AIG as we continue our journey focused on operational excellence. For additional details on the Board’s approach to Board composition and refreshment, see “Corporate Governance—Board Composition and Refreshment.”
RECOMMENDATION
Your Board of Directors unanimously recommends a vote FOR this resolution.

102020 Proxy Statement

Proposal 1—Election of Directors

Director since: 2011
Age: 72
Committees:
•
Compensation and Management Resources (Chair)

•
Nominating and Corporate Governance

Other Directorships:
•
Current: Natura &Co Holding S.A. (formerly Avon Products, Inc.); Pfizer Inc.

W. DON CORNWELL
Former Chairman of the Board and Chief Executive Officer of Granite Broadcasting Corporation
CAREER HIGHLIGHTS
Mr. Cornwell is the former Chairman of the Board and Chief Executive Officer of Granite Broadcasting Corporation, which he founded in 1988, serving from 1988 until his retirement in August 2009, and Vice Chairman until December 2009. Mr. Cornwell spent 17 years at Goldman, Sachs & Co. where he served as Chief Operating Officer of the Corporate Finance Department from 1980 to 1988 and Vice President of the Investment Banking Division from 1976 to 1988.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Cornwell’s experience in finance and strategic business transformations, as well as his professional experience across the financial services industry, AIG’s Board has concluded that Mr. Cornwell should be re-elected to the Board.

Director since: 2017 Age: 72 Other Directorships: • Former (past 5 years): Johnson Controls International plc (formerly Tyco International, plc)
BRIAN DUPERREAULT
Chief Executive Officer of AIG
CAREER HIGHLIGHTS
Mr. Duperreault has been AIG’s Chief Executive Officer since May 2017, when he also joined the Board of Directors. He also served as AIG’s President from May 2017 until January 2020. Previously, Mr. Duperreault was the Chief Executive Officer of Hamilton Insurance Group, Ltd. (Hamilton), a Bermuda-based holding company of property and casualty insurance and reinsurance operations in Bermuda, the U.S. and the U.K., from December 2013 to May 2017, and served as Chairman of Hamilton from February 2016 to May 2017. He served as President and Chief Executive Officer of Marsh & McLennan Companies, Inc. from February 2008 until his retirement in December 2012. Before joining Marsh & McLennan Companies, he served as non-executive Chairman of ACE Limited from 2006 until 2008, as Chairman of the Board from 2004 to 2006, as Chairman and Chief Executive Officer from 1999 to 2004, and as Chairman, President and Chief Executive Officer from 1994 to 1999. Prior to joining ACE, Mr. Duperreault served in various senior executive positions with AIG and its affiliates from 1973 to 1994.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Duperreault’s deep experience in the insurance industry, his history with AIG and his management of large, complex, international institutions, AIG’s Board has concluded that Mr. Duperreault should be re-elected to the Board.

2020 Proxy Statement11

Proposal 1—Election of Directors

Director since: 2011 Age: 63 Committees: • Audit • Technology Other Directorships: • None
JOHN H. FITZPATRICK
Former Secretary General of The Geneva Association; Former Chief Financial Officer, Head of the Life and Health Reinsurance Business Group and Head of Financial Services of Swiss Re
CAREER HIGHLIGHTS
Mr. Fitzpatrick has been Chairman of Oak Street Management Co., LLC, an insurance/management consulting company, and Oak Family Advisors, LLC, a registered investment advisor, since 2010. He was Chairman of White Oak Global Advisors LLC, an asset management firm lending to small and medium sized companies, from September 2015 to September 2017. In 2014, Mr. Fitzpatrick completed a two-year term as Secretary General of The Geneva Association. From 2006 to 2010, he was a partner at Pension Corporation and a director of Pension Insurance Corporation Ltd. From 1998 to 2006, Mr. Fitzpatrick was a member of Swiss Re’s Executive Board Committee and served at Swiss Re as Chief Financial Officer, Head of the Life and Health Reinsurance Business Group and Head of Financial Services. From 1996 to 1998, Mr. Fitzpatrick was a partner in insurance private equity firms sponsored by Zurich Financial Services, Credit Suisse and Swiss Re. From 1990 to 1996, Mr. Fitzpatrick served as the Chief Financial Officer and a Director of Kemper Corporation. Mr. Fitzpatrick is a Certified Public Accountant and a Chartered Financial Analyst.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Fitzpatrick’s broad experience in the insurance and reinsurance industry, as well as his professional experience in insurance policy and regulation, AIG’s Board has concluded that Mr. Fitzpatrick should be re-elected to the Board.

Director since: 2013 Age: 68 Committees: • Audit (Chair) • Risk and Capital Other Directorships: • Current: Lamb Weston Holdings, Inc. • Former (past 5 years): Conagra Foods, Inc.
WILLIAM G. JURGENSEN
Former Chief Executive Officer of Nationwide Insurance
CAREER HIGHLIGHTS
Mr. Jurgensen is the former Chief Executive Officer of Nationwide Mutual Insurance Company and Nationwide Financial Services, Inc., serving from May 2000 to February 2009. During this time, he also served as director and Chief Executive Officer of several other companies within the Nationwide enterprise. Prior to his time in the insurance industry, he spent 27 years in the commercial banking industry. Before joining Nationwide, Mr. Jurgensen was an Executive Vice President with BankOne Corporation (now a part of JPMorgan Chase & Co.) where he was responsible for corporate banking products, including capital markets, international banking and cash management. He managed the merger integration between First Chicago Corporation and NBD Bancorp, Inc. and later was Chief Executive Officer for First Card, First Chicago’s credit card subsidiary. At First Chicago, he was responsible for retail banking and began his career there as Chief Financial Officer in 1990. Mr. Jurgensen started his banking career at Norwest Corporation (now a part of Wells Fargo & Company) in 1973.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Jurgensen’s experience in insurance, financial services and his executive experience managing a large, complex, institution, AIG’s Board has concluded that Mr. Jurgensen should be re-elected to the Board.

122020 Proxy Statement

Proposal 1—Election of Directors

Director since: 2009
Age: 62
Committees:
•
Nominating and Corporate Governance (Chair)

•
Risk and Capital

•
Technology

Other Directorships:
•
Current: Tenet Healthcare Corporation

•
Former (past 5 years): Federal Home Loan Mortgage Corporation

CHRISTOPHER S. LYNCH
Former National Partner in Charge of Financial Services of KPMG LLP
CAREER HIGHLIGHTS
Mr. Lynch has been an independent consultant since 2007, providing a variety of services to public and privately held companies, including enterprise strategy, corporate restructuring, risk management, governance, financial accounting and regulatory reporting, and troubled-asset management. Prior to that, Mr. Lynch was the former National Partner in Charge of KPMG LLP’s Financial Services Line of Business. He held a variety of positions with KPMG over his 29-year career, including chairing KPMG’s Americas Financial Services Leadership team and being a member of the Global Financial Services Leadership and the U.S. Industries Leadership teams. Mr. Lynch was an audit signing partner under Sarbanes-Oxley and served as lead or client service partner for some of KPMG’s largest financial services clients. He also served as a Partner in KPMG’s National Department of Professional Practice and as a Practice Fellow at the Financial Accounting Standards Board. Mr. Lynch is a member of the Audit Committee Chair Advisory Council of the National Association of Corporate Directors and a former member of the Advisory Board of the Stanford Institute for Economic Policy Research.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Lynch’s experience in finance, accounting and risk management and strategic business transformations, as well as his professional experience across the financial services industry, AIG’s Board has concluded that Mr. Lynch should be re-elected to the Board.

Director since: 2010
Age: 74
Committees:
•
Compensation and Management Resources

•
Technology

Other Directorships:
•
Current: The Interpublic Group of Companies, Inc.

•
Former (past 5 years): Ally Financial Inc.

HENRY S. MILLER
Chairman of Marblegate Asset Management, LLC; Former Chairman and Managing Director of Miller Buckfire & Co., LLC
CAREER HIGHLIGHTS
Mr. Miller co-founded and has been Chairman of Marblegate Asset Management, LLC, a credit investment firm, since 2009. Mr. Miller was co-founder, Chairman and a Managing Director of Miller Buckfire & Co., LLC, an investment bank, from 2002 to 2011 and Chief Executive Officer from 2002 to 2009. Prior to founding Miller Buckfire & Co., LLC, Mr. Miller was Vice Chairman and a Managing Director at Dresdner Kleinwort Wasserstein and its predecessor company Wasserstein Perella & Co., where he served as the global head of the firm’s financial restructuring group. Prior to that, Mr. Miller was a Managing Director and Head of both the Restructuring Group and Transportation Industry Group of Salomon Brothers Inc. From 1989 to 1992, Mr. Miller was a managing director and, from 1990 to 1992, co-head of investment banking at Prudential Securities.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Miller’s experience in strategic business transformations as well as his professional experience across the financial services industry, AIG’s Board has concluded that Mr. Miller should be re-elected to the Board.

2020 Proxy Statement13

Proposal 1—Election of Directors

Director since: 2015 Age: 70 Committees: • Technology (Chair) • Audit • Compensation and Management Resources Other Directorships: • Current: Navient Corporation
LINDA A. MILLS
Former Corporate Vice President of Operations of Northrop Grumman Corporation
CAREER HIGHLIGHTS
Ms. Mills is the former Corporate Vice President of Operations for Northrop Grumman Corporation, with responsibility for operations, including risk management, engineering and information technology. During her 12 years with Northrop Grumman, from 2002 to 2014, Ms. Mills held a number of operational positions, including Corporate Vice President and President of Information Systems and Information Technology sectors; President of the Civilian Agencies Group; and Vice President of Operations and Process in the firm’s Information Technology Sector. Prior to joining Northrop Grumman, Ms. Mills was Vice President of Information Systems and Processes at TRW, Inc. She began her career as an engineer at Bell Laboratories, Inc.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Ms. Mills’ in-depth experience with large and complex, international operations, risk management, information technology and cybersecurity, and her success in managing a significant line of business at Northrop Grumman, AIG’s Board has concluded that Ms. Mills should be re-elected to the Board.

Director since: 2019 Age: 71 Committees: • Compensation and Management Resources • Risk and Capital Other Directorships: • Former (past 5 years): CNA Financial Group; Verisk Analytics, Inc.
THOMAS F. MOTAMED
Former Chairman and Chief Executive Officer of CNA Financial Corporation
CAREER HIGHLIGHTS
Mr. Motamed was Chairman and Chief Executive Officer of CNA Financial Corporation, an insurance holding company, from 2009 to 2016. Prior to CNA, Mr. Motamed spent 31 years at The Chubb Corporation, an insurance company, where he began his career as a claims trainee and rose to Vice Chairman and Chief Operating Officer. He is a past Chairman of the Insurance Information Institute and is Chair Emeritus for Adelphi University.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Motamed’s deep experience in the insurance industry, risk management and management of insurance organizations, AIG’s Board has concluded that Mr. Motamed should be re-elected to the Board.

142020 Proxy Statement

Proposal 1—Election of Directors

Director since: 2019 Age: 63 Committees: • Audit • Risk and Capital Other Directorships: • None
PETER R. PORRINO
Former Executive Vice President and Chief Financial Officer of XL Group Ltd
CAREER HIGHLIGHTS
Mr. Porrino is the former Executive Vice President and Chief Financial Officer of XL Group Ltd, a global insurance and reinsurance company, a role which he held from 2011 to 2017. He was Senior Advisor to the Chief Executive Officer at XL Group from 2017 to 2018. Prior to joining XL Group, Mr. Porrino served as the Global Insurance Industry Leader at Ernst & Young LLP from 1999 through 2011, where he was responsible for Ernst & Young’s Americas and Global insurance industry practices and served as the lead partner on Ernst & Young’s largest insurance account until his departure. Prior to Ernst & Young, Mr. Porrino served as President and Chief Executive Officer of Consolidated International Group and as Chief Financial Officer and Chief Operating Officer of Zurich Re Centre, a subsidiary of Zurich Insurance Group focused on property and casualty reinsurance. Mr. Porrino began his career as an auditor at Ernst & Young.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Porrino’s considerable professional experience related to the insurance industry, as well as his experience in finance, accounting and risk management, AIG’s Board has concluded that Mr. Porrino should be re-elected to the Board.

Director since: 2019 Age: 57 Committees: • Audit • Nominating and Corporate Governance • Technology Other Directorships: • None
AMY L. SCHIOLDAGER
Former Senior Managing Director and Global Head of Beta Strategies at BlackRock, Inc.
CAREER HIGHLIGHTS
Ms. Schioldager is the former Senior Managing Director and Global Head of Beta Strategies at BlackRock, Inc., a global investment management corporation. In this role, which she held from 2006 to 2017, Ms. Schioldager was responsible for managing the Index Equity business across seven global offices. During her more than 25 years at BlackRock, Ms. Schioldager held various other leadership positions and also served as a member of the Global Executive Committee from 2012 to 2017 and Vice Chair of the Corporate Governance Committee from
2008 to 2015. She also founded and led BlackRock’s Women’s Initiative. Ms. Schioldager began her career as a fund accountant at Wells Fargo Investment Advisors.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Ms. Schioldager’s experience in corporate governance and managing international organizations, as well as her professional experience in investments, asset management and across the financial services industry, AIG’s Board has concluded that Ms. Schioldager should be re-elected to the Board.

2020 Proxy Statement15

Proposal 1—Election of Directors

Director since: 2009
Age: 68
Committees:
•
As Independent Chair, Mr. Steenland is an ex-officio, non-voting member of all Board committees

Other Directorships:
•
Current: Hilton Worldwide Holdings Inc.

•
Former (past 5 years): International Lease Finance Corporation; Digital River, Inc.; Performance Food Group Company; Travelport Worldwide Limited

DOUGLAS M. STEENLAND
Former President and Chief Executive Officer of Northwest Airlines Corporation
CAREER HIGHLIGHTS
Mr. Steenland is the former Chief Executive Officer of Northwest Airlines Corporation, serving from 2004 to 2008, and President, serving from 2001 to 2004. Prior to that, he served in a number of Northwest Airlines executive positions after joining Northwest Airlines in 1991, including Executive Vice President, Chief Corporate Officer and Senior Vice President and General Counsel. Mr. Steenland retired from Northwest Airlines upon its merger with Delta Air Lines, Inc. Prior to joining Northwest Airlines, Mr. Steenland was a senior partner at a Washington, D.C. law firm that is now part of DLA Piper.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Mr. Steenland’s experience in managing large, complex, international institutions and his experience in strategic business transformations, AIG’s Board has concluded that Mr. Steenland should be re-elected to the Board.

Director since: 2019
Age: 63
Committees:
•
Compensation and Management Resources

•
Risk and Capital

Other Directorships:
•
Current: Verisk Analytics, Inc.; West Bancorporation, Inc.

•
Former (past 5 years): Validus Holdings, Ltd.

THERESE M. VAUGHAN
Former Chief Executive Officer of the National Association of Insurance Commissioners; Executive in Residence and Former Visiting Distinguished Professor and Dean of the College of Business and Public Administration at Drake University
CAREER HIGHLIGHTS
Ms. Vaughan is currently an Executive in Residence at Drake University, where she was previously the Robb B. Kelley Visiting Distinguished Professor of Insurance and Actuarial Science from 2017 to 2019 and served as the Dean of the College of Business and Public Administration from 2014 to 2017. From 2009 to 2012, she served as the Chief Executive Officer of the National Association of Insurance Commissioners (NAIC). During her time at NAIC, Ms. Vaughan also served as a member of the Executive Committee of the International Association of Insurance Supervisors and the steering committee for the U.S./E.U. Insurance Dialogue Project. In 2012, she chaired the Joint Forum, a Basel, Switzerland-based group of banking, insurance, and securities supervisors. Additionally, Ms. Vaughan was the first female Insurance Commissioner for the State of Iowa, a role which she held for over ten years.
KEY EXPERIENCE AND QUALIFICATIONS
In light of Ms. Vaughan’s considerable experience in the insurance industry as well as her professional experience in insurance regulation, education, research and corporate governance, AIG’s Board has concluded that Ms. Vaughan should be re-elected to the Board.

162020 Proxy Statement

Corporate Governance  OUR CORPORATE GOVERNANCE PRACTICES
Corporate Governance

OUR CORPORATE GOVERNANCE PRACTICES
The AIG Board is committed to good corporate governance. Our strong corporate governance policies and practices are set forth in our Amended and Restated Certificate of Incorporation, By-laws, Corporate Governance Guidelines and Committee Charters, among other documents. AIG’s Board regularly reviews these corporate governance documents and makes modifications from time to time based on corporate governance developments and shareholder feedback to ensure continued effectiveness.

What We Do:

- ✓ Highly engaged Board with substantial and diverse expertise necessary to evaluate and oversee strategy and performance
- ✓ Directors elected annually by a majority of votes cast (in uncontested elections)
- ✓ All directors independent (except CEO)
- ✓ Independent Chair role and duties are clearly defined
- ✓ Directors' interests aligned with those of our shareholders through robust stock ownership requirements
- ✓ The Board, through the Nominating and Corporate Governance Committee, conducts annual evaluations of the Board, Independent Chair and individual directors, and all Board Committees conduct annual self-evaluations
- ✓ All directors may contribute to the agenda for Board meetings
- ✓ Board Committee structure organized around key strategic issues and designed to facilitate dialogue and efficiency
- ✓ The Board provides strong risk management oversight including through the Risk and Capital Committee, Audit Committee and other Board Committees
- ✓ Extensive shareholder engagement program with independent director participation
- ✓ By-laws include a proxy access right for shareholders
- ✓ By-laws provide shareholders the ability to call a special meeting at appropriate levels
- ✓ The Board, through its Nominating and Corporate Governance Committee, oversees sustainability and corporate social responsibility matters

What We Don't Do:

- x Any director attending less than 75% of meetings for two consecutive years will not be re-nominated
- x Directors generally may not stand for election after reaching age 75
- x Board Committee chairs generally do not serve for longer than a 5-year term

2020 Proxy Statement17

Corporate Governance DIRECTOR INDEPENDENCE

DIRECTOR INDEPENDENCE
AIG aims to maintain a balanced and independent Board that is committed to representing the long-term interests of AIG’s shareholders, and which has the substantial and diverse expertise necessary to oversee AIG’s strategic and business planning as well as management’s approach to addressing significant risks and challenges facing AIG.
DIRECTOR INDEPENDENCE ASSESSMENT
• All directors independent other than CEO • Independent Chair
Using the AIG Director Independence Standards, the Board, on the recommendation of the Nominating and Corporate Governance Committee, determined that each of AIG’s eleven independent director nominees—Mss. Mills, Schioldager and Vaughan and Messrs. Cornwell, Fitzpatrick, Jurgensen, Lynch, Miller, Motamed, Porrino and Steenland—are independent under the New York Stock Exchange (NYSE) listing standards and the AIG Director Independence Standards. Mr. Duperreault is the only director nominee who holds an AIG management position and, therefore, is not an independent director. Ms. Nora Johnson, who is not standing for re-election to the Board, and Ronald A. Rittenmeyer and Theresa M. Stone, who did not stand for re-election at the 2019 Annual Meeting, were also determined by the Board, on the recommendation of the Nominating and Corporate Governance Committee, to be independent under the NYSE listing standards and the AIG Director Independence Standards for the period that they served on the Board.
In making the independence determinations, the Nominating and Corporate Governance Committee and the Board considered relationships arising from: (1) in the case of certain directors, contributions by AIG to charitable organizations with which they are affiliated; (2) in the case of certain directors, investments and insurance products AIG provides to them and/or entities they are affiliated with in the ordinary course of business and on the same terms made available to third parties; and (3) in the case of Mr. Lynch, the employment of his son by the Company. None of these relationships exceeded the thresholds set forth in the NYSE listing standards and the AIG Director Independence Standards.
INDEPENDENT CHAIR
The current Chair of AIG’s Board, Mr. Steenland, is an independent director. The Independent Chair focuses on the governance of the Board and interacts with AIG’s various stakeholders. AIG’s Corporate Governance Guidelines provide for an annual review of the Independent Chair. Our current Independent Chair, Mr. Steenland, has served in this position since July 2015.
The duties of the Independent Chair of the Board are clearly defined and include:
•
Overseeing Board meeting agenda preparation in consultation with the Chief Executive Officer and preparing agendas for meetings of the independent directors;

•
Chairing Board meetings and executive sessions of the independent directors;

•
Leading the independent directors in the Chief Executive Officer review process and discussions regarding management succession;

•
Interacting regularly with the Chief Executive Officer, including discussing strategic initiatives and their implementation;

•
Overseeing distribution of information and reports to the Board;

•
Overseeing the Board and Board Committees’ annual self-evaluation process;

•
Serving as non-voting member of each Board Committee; and

•
Participating in engagement with shareholders.

BOARD EFFECTIVENESS
ATTENDANCE AT BOARD AND COMMITTEE MEETINGS
The Board considers director attendance at Board and Committee meetings an essential duty of a director. As a result, AIG’s Corporate Governance Guidelines provide that any director who, for two consecutive calendar years, attends fewer than 75 percent of the total regular meetings of the Board and the meetings of all Committees of

182020 Proxy Statement

Corporate Governance BOARD EFFECTIVENESS

which such director is a voting member, will not be nominated for re-election at the annual meeting in the next succeeding calendar year, absent special circumstances that may be taken into account by the Board and the Nominating and Corporate Governance Committee in making its recommendations to the Board.
• 10 Board meetings and 33 Committee meetings during 2019 • Executive sessions at all regularly scheduled Board meetings • All directors attended at least 75% of relevant meetings
There were 10 meetings of the Board during 2019. The independent directors meet in executive session, without the Chief Executive Officer present, in conjunction with each regularly scheduled Board meeting. Mr. Steenland, as Independent Chair of the Board, presided at the executive sessions. There were a total of 33 meetings of the Committees of the Board during 2019. For 2019, all of the directors attended at least 75 percent of the aggregate of all meetings of the Board and of the Committees of the Board on which they served.
Pursuant to the Corporate Governance Guidelines, all directors are expected to attend the Annual Meeting. All directors standing for election at the 2019 Annual Meeting attended the 2019 Annual Meeting.
DIRECTOR AND BOARD ACCOUNTABILITY AND EVALUATIONS
The AIG Board believes that self-evaluations of the Board, the standing Committees of the Board and individual directors are important elements of corporate governance and to ensuring a well-functioning Board. Pursuant to AIG’s Corporate Governance Guidelines, the Board, acting through the Nominating and Corporate Governance Committee and under the general oversight of the Independent Chair, conducts an annual self-evaluation and an evaluation of each member of the Board. Throughout the year, each standing Committee also conducts its own annual self-evaluation.
This year, reflecting the Board’s alignment with AIG’s journey to return to operational excellence and adopt a culture of continuous improvement, the Board reviewed its approach to the Board and director evaluation process and implemented several changes designed to enhance the value and effectiveness of the assessment.

NEW
BOARD QUESTIONNAIRE

Anonymous written questionnaire distributed to all independent directors solicits responses in four key areas:

- Board performance
- Independent Chair performance
- Committee performance
- Peer director performance

NEW
MANAGEMENT FEEDBACK

Chief Executive Officer solicits specific feedback from executive leadership team regarding Board and Board Committee effectiveness

INDIVIDUAL DIRECTOR INTERVIEWS

The Independent Chair and/or the Chair of the Nominating and Corporate Governance Committee conduct individual meetings with each of the independent directors to solicit additional feedback

BOARD SUMMARY AND COLLECTIVE DISCUSSION

Results from the anonymous questionnaire, management feedback and individual director interviews are synthesized and form the basis for a robust discussion in executive session by the independent directors

FEEDBACK INCORPORATED

Actions taken in response to feedback from past Board evaluations include:

- Re-alignment of Board and Committee agenda topics consistent with evolving company strategy and areas of focus
- Significant Board refreshment actions in 2019
- Evolved Board evaluation process

2020 Proxy Statement19

Corporate Governance BOARD COMPOSITION AND REFRESHMENT

BOARD COMPOSITION AND REFRESHMENT
Balanced and effective Board composition, supplemented by a thoughtful approach to refreshment, is a priority for AIG. The selection of a qualified group of directors with an appropriate mix of skills and experience is essential to the Board’s successful oversight of AIG’s complex business, particularly as the Board provides strategic oversight of AIG’s journey. The Board manages Board composition and refreshment with significant support from its Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee continuously reviews the composition of our Board, taking into consideration the characteristics of the existing directors, both individually and as a group. The Nominating and Corporate Governance Committee considers Board refreshment in light of various factors, including expected director departures, the Board’s mix and interplay of skills and experience, diversity and individual director performance.
DIRECTOR RECRUITMENT PROCESS
The Nominating and Corporate Governance Committee has a robust director recruitment process. New director candidates are identified through various channels, including third-party search firms, other directors, shareholders and members of management. Once a candidate has been identified, the Nominating and Corporate Governance Committee conducts a rigorous review, taking into consideration the criteria set forth in AIG’s Corporate Governance Guidelines, including:
•
high personal and professional ethics, values and integrity;

•
ability to work together as part of an effective, collegial group;

•
commitment to representing the long-term interests of AIG;

•
skill, expertise, diversity, background, and experience with businesses and other organizations that the Board deems relevant;

•
the interplay of the individual’s experience with the experience of other Board members;

•
the contribution represented by the individual’s skills and experience to ensuring that the Board has the necessary tools to perform its oversight function effectively;

•
ability and willingness to commit adequate time to AIG over an extended period of time; and

•
the extent to which the individual would otherwise be a desirable addition to the Board and any Committees of the Board.

Following this review, the Nominating and Corporate Governance Committee recommends potential directors to the full Board for approval of their appointment or election by our shareholders.
• Four new directors added in 2019 • Improved Board diversity
In 2019, the Nominating and Corporate Governance Committee oversaw the identification, recruitment and review of four new directors: Messrs. Motamed and Porrino and Mss. Schioldager and Vaughan. Messrs. Motamed and Porrino and Ms. Vaughan each have considerable insurance industry experience and Ms. Schioldager brings substantial experience in investments, asset management and corporate governance. Further, the addition of these directors improved the diversity of our Board.
DIRECTOR TENURE
• Average tenure: 6 years • Retirement age: 75
The Board believes that it is desirable to maintain a mix of longer-tenured, experienced directors and newer directors with fresh perspectives. The average tenure of the independent director nominees is six years. In addition, under AIG’s Corporate Governance Guidelines, the Committee Chairs generally do not serve for longer than a five-year term. No individual may stand for election as a director after reaching the age of 75, and the Board may only waive this requirement for a one-year period if, on the recommendation of the Nominating and Corporate Governance Committee, it determines such waiver to be in the best interests of AIG.

202020 Proxy Statement

Corporate Governance AREAS OF BOARD OVERSIGHT

DIVERSITY CONSIDERATION
One-third of independent directors are women or ethnically diverse
The Board strives to maintain a diverse Board, and diversity continues to be an important consideration in the Nominating and Corporate Governance Committee’s director search and nomination process. The Board believes that important diversity characteristics include race, gender identity, ethnicity, religion, nationality, disability, sexual orientation and cultural background, although it has determined not to adopt a specific diversity policy. Additionally, in assessing each director candidate, the Nominating and Corporate Governance Committee considers diversity in a broad sense, including a candidate’s work experience, skills and perspective. One-third of AIG’s independent director nominees are women or ethnically diverse.
DIRECTOR RECOMMENDATIONS BY SHAREHOLDERS
The Nominating and Corporate Governance Committee considers shareholder feedback when determining whether to recommend that the Board nominate a director for re-election and takes into account the views of interested shareholders as appropriate when filling a vacancy on the Board. The AIG Corporate Governance Guidelines include characteristics that the Nominating and Corporate Governance Committee considers important for nominees for director and information for shareholders with respect to director nominations. The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders and will evaluate shareholder nominees on the same basis as all other nominees. Shareholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee may do so by submitting names and supporting information to: Chair, Nominating and Corporate Governance Committee, c/o Corporate Secretary, American International Group, Inc., 175 Water Street, New York, New York 10038.
PROXY ACCESS
AIG’s By-laws also permit eligible shareholders with a significant long-term interest in AIG to include their own director nominees in AIG’s proxy statement for the annual meeting. The Board believes such proxy access is an additional mechanism for Board accountability and for ensuring that Board nominees are supported by AIG’s long-term shareholders.
Under the proxy access by-law, a shareholder, or a group of up to 20 shareholders, owning three percent or more of AIG common stock continuously for at least three years may nominate and include in AIG’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board of Directors, so long as the shareholder(s) and the nominee(s) satisfy the requirements specified in AIG’s By-laws. Qualifying shareholders who wish to submit director nominees for election at the 2021 Annual Meeting of Shareholders pursuant to the proxy access by-law may do so in compliance with the procedures described in “Other Matters—Shareholder Proposals for the 2021 Annual Meeting.”
AREAS OF BOARD OVERSIGHT
The Board fulfils its oversight role with respect to AIG’s strategy through year-round discussions and presentations covering company-wide and business unit-specific updates. The Board also provides oversight with respect to other key areas, including risk management, cybersecurity, management succession planning and sustainability and corporate social responsibility.
RISK MANAGEMENT
The Board oversees the management of risk (including, for example, risks related to market conditions, reserves, catastrophes, investments, liquidity, capital and cybersecurity) through the complementary functioning of the Risk and Capital Committee and the Audit Committee and interacting and coordinating with other Committees of the Board. The Risk and Capital Committee oversees AIG’s Enterprise Risk Management (ERM) as one of its core responsibilities and reviews AIG’s significant risk assessment and risk management policies. The Audit Committee also evaluates and oversees the guidelines and policies governing AIG’s risk assessment and management process as well as the risk control framework. The Chairs of the two Committees then coordinate with each other and the Chairs of the other Committees of the Board with the aim to ensure that each Committee has received the information that it needs to carry out its responsibilities with respect to risk management. Both

2020 Proxy Statement21

Corporate Governance AREAS OF BOARD OVERSIGHT

the Risk and Capital Committee and the Audit Committee report to the Board with respect to relevant risk management issues. The CMRC, in conjunction with AIG’s Chief Risk Officer, is responsible for reviewing the relationship between AIG’s risk management policies and practices and the incentive compensation arrangements applicable to senior executives. For further information regarding the annual risk assessment of compensation plans, see “Executive Compensation—Report of the Compensation and Management Resources Committee.”
CYBERSECURITY
The Technology Committee reviews AIG’s cybersecurity risks, policies, controls and procedures, including: (1) AIG’s procedures to identify and assess internal and external cybersecurity risks, (2) AIG’s controls to protect from cyberattacks, unauthorized access or other malicious acts and risks, (3) AIG’s procedures to detect, respond to, mitigate negative effects from and recover from cybersecurity attacks, (4) AIG’s controls and procedures for fulfilling applicable regulatory reporting and disclosure obligations related to cybersecurity risks, costs and incidents and (5) AIG’s cybersecurity practices as compared to industry practices.
MANAGEMENT SUCCESSION PLANNING
The Board recognizes the importance of planning for management succession and oversees succession planning with support from the CMRC. In accordance with AIG’s Corporate Governance Guidelines and the CMRC’s Charter, at least annually:
•
the Chief Executive Officer reports to the CMRC and the Chair of the Nominating and Corporate Governance Committee on plans for succession for both the Chief Executive Officer role and other senior management roles; and

•
the CMRC reports to the Board on its view of those plans.

SUSTAINABILITY AND CORPORATE SOCIAL RESPONSIBILITY
AIG believes that a continued commitment to sustainability can deliver long-term value to our company, our stakeholders and our global community. The Nominating and Corporate Governance Committee oversees and reports to the Board as necessary with respect to sustainability, corporate social responsibility and public policy matters. Both the Nominating and Corporate Governance Committee and the Board receive regular reports on sustainability-related matters.
Sustainability Leadership and Reporting Milestones in 2019

•
Appointment of a Chief Sustainability Officer to lead the development of a company-wide sustainability strategy and program.

•
Publication of an inaugural report pursuant to the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD) reporting framework to provide greater transparency and align AIG’s greenhouse gas emissions and climate change reporting activities with industry standards.

Additional Information Available on our New Corporate Responsibility Site
To review our TCFD report and detailed information about AIG’s philosophy and practices regarding sustainability (including climate change projects and microinsurance) and community (including philanthropy, volunteerism and diversity), please visit our new corporate responsibility site at https://www.aig.com/corporate-responsibility. This information is not incorporated by reference, and does not form part of, this Proxy Statement.
222020 Proxy Statement

Corporate Governance COMMITTEES

COMMITTEES
AIG’s Board Committee structure is organized around key strategic issues. Committee Chairs regularly coordinate with one another to ensure appropriate information sharing. To further facilitate information sharing, all Committees provide a summary of significant actions to the full Board. As required under AIG’s Corporate Governance Guidelines, each standing Committee conducts an annual self-assessment and review of its charter.
The following table sets forth the current membership on each standing Committee of the Board and the number of Committee meetings held in 2019. Mr. Duperreault does not serve on any Committees of the Board. Mr. Steenland serves as an ex-officio, non-voting member of each Committee.
Director	Audit Committee	Compensation and Management Resources Committee	Nominating and Corporate Governance Committee	Risk and Capital Committee	Technology Committee
W. Don Cornwell		C	■
John H. Fitzpatrick	■				■
William G. Jurgensen	C			■
Christopher S. Lynch			C	■	■
Henry S. Miller		■			■
Linda A. Mills	■	■			C
Thomas F. Motamed		■		■
Suzanne Nora Johnson			■	C	■
Peter R. Porrino	■			■
Amy L. Schioldager	■		■		■
Douglas M. Steenland	♦	♦	♦	♦	♦
Therese M. Vaughan		■		■
Number of meetings in 2019	8	7	5	10	3
C
= Chair

■
= Member

♦
Mr. Steenland, as Independent Chair of the Board, is an ex-officio, non-voting member.

2020 Proxy Statement23

Corporate Governance COMMITTEES

AUDIT COMMITTEE
Primary responsibilities
•
Assists the Board in its oversight of AIG’s financial statements, including internal control over financial reporting.

•
Assists the Board in its oversight of AIG’s compliance with legal and regulatory requirements, including reviewing periodically with management any significant legal, compliance and regulatory matters that have arisen or that may have a material impact on AIG’s business, financial statements or compliance policies, AIG’s relations with regulators and governmental agencies, and any material reports or inquiries from regulators and government agencies.

•
Assists the Board in its oversight of the qualifications, independence and performance of AIG’s independent registered public accounting firm, including responsibility for the appointment, compensation, retention and oversight of the work of the firm.

•
Assists the Board in its oversight of the performance of AIG’s internal audit function, including responsibility for (1) the appointment, replacement, reassignment or dismissal of, and (2) being involved in the performance reviews and the review and approval of, the compensation of AIG’s chief internal auditor.

•
Approves regular, periodic cash dividends on AIG common stock and preferred stock consistent with Board-approved dividend policies and with support from the Risk and Capital Committee to confirm adequacy of AIG’s capital and liquidity.

•
Reviews and discusses with senior management the guidelines and policies by which AIG assesses and manages risk.

•
Coordinates with the Risk and Capital Committee to help ensure the Board and each Committee has received the information it needs to carry out their responsibilities with respect to oversight of risk assessment and risk management.

Held 8 Meetings in 2019
Members
William G. Jurgensen, Chair John H. Fitzpatrick Linda A. Mills Peter R. Porrino Amy L. Schioldager Douglas M. Steenland (ex-officio, non-voting member)
Independence
The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Audit Committee are independent under both NYSE listing standards and the United States Securities and Exchange Commission (SEC) rules.
Financial Literacy
The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as defined by NYSE listing standards.
Financial Experts
The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that Messrs. Fitzpatrick, Jurgensen, Porrino and Steenland (as an ex-officio member) are audit committee financial experts, as defined under SEC rules.
242020 Proxy Statement

Corporate Governance COMMITTEES

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE
Primary responsibilities
•
Oversees AIG’s compensation programs generally.

•
Reviews and approves incentive award performance metrics and goals relevant to compensation of AIG’s Chief Executive Officer, evaluates the Chief Executive Officer’s performance and determines and approves the compensation awarded to the Chief Executive Officer (subject to ratification or approval by the Board).

•
Reviews and approves the incentive award performance metrics relevant to compensation of the other senior executives under its purview (which includes all of the named executives in the 2019 Summary Compensation Table) and, based on the recommendation of the Chief Executive Officer, approves the compensation of each such senior executive.

•
Reviews reports about the compensation of other key corporate officers of AIG, as the Committee deems appropriate.

•
Oversees AIG’s management development and succession planning programs for the Chief Executive Officer and his direct reports.

•
Reviews and approves compensation-related disclosures for inclusion in AIG’s annual Proxy Statement.

•
Oversees the assessment of the risks related to AIG’s compensation policies and programs.

•
Reviews periodic updates from management on initiatives and progress in the area of human capital, including diversity and inclusion.

The foregoing responsibilities may not be delegated to persons who are not members of the CMRC.
Held 7 Meetings in 2019
Members
W. Don Cornwell, Chair Henry S. Miller Linda A. Mills Thomas F. Motamed Therese M. Vaughan Douglas M. Steenland (ex-officio, non-voting member)
Independence
The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the CMRC are independent under both NYSE listing standards and SEC rules.
Compensation and Management Resources Committee Interlocks and Insider Participation
During his or her service on the CMRC, no member served as an officer or employee of AIG at any time or had any relationship with AIG requiring disclosure as a related-party transaction under SEC rules. During 2019, none of AIG’s executive officers served as a director of another entity, one of whose executive officers served on the CMRC; and none of AIG’s executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as a member of AIG’s Board or on the CMRC.
2020 Proxy Statement25

Corporate Governance COMMITTEES

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Primary responsibilities
•
Identifies individuals qualified to become Board members, consistent with criteria approved by the Board, and recommends these individuals to the Board for nomination, election or appointment as members of the Board and its Committees.

•
Oversees the evaluation of the Board and its Committees.

•
Periodically reviews and makes recommendations to the Board regarding the form and amount of independent director compensation.

•
Reviews (1) AIG’s position, policies, practices and reporting with respect to sustainability and (2) current and emerging corporate social responsibility and public policy issues of significance to AIG and its stakeholders.

Under the Nominating and Corporate Governance Committee’s oversight, AIG accomplished significant sustainability leadership and reporting milestones in 2019. See “—Areas of Board Oversight—Sustainability and Corporate Social Responsibility.”
Held 5 Meetings in 2019
Members
Christopher S. Lynch, Chair W. Don Cornwell Suzanne Nora Johnson Amy L. Schioldager Douglas M. Steenland (ex-officio, non-voting member)
Independence
The Board has determined that all members of the Nominating and Corporate Governance Committee are independent under NYSE listing standards and SEC rules.
RISK AND CAPITAL COMMITTEE
Primary responsibilities
•
Assists the Board in overseeing and reviewing information regarding AIG’s Enterprise Risk Management, including the significant policies, procedures, and practices employed to manage liquidity risk, credit risk, market risk, operational risk and insurance risk.

•
Provides strategic guidance to management as to AIG’s capital structure and financing, the allocation of capital to its businesses, methods of financing its businesses and other related strategic initiatives.

•
Reviews and makes recommendations to the Board with respect to AIG’s financial and investment policies.

•
Approves issuances, investments, dispositions and other transactions and matters as authorized by the Board.

•
Advises the Audit Committee with respect to AIG’s capital and liquidity position to support the Audit Committee’s approval of regular, periodic cash dividends on AIG common and preferred stock.

•
Coordinates with the Board, the CMRC and the Audit Committee to help ensure that the Board and each Committee has received the information it needs to carry out their responsibilities with respect to risk management.

Held 10 Meetings in 2019
Members
Suzanne Nora Johnson, Chair William G. Jurgensen Christopher S. Lynch Thomas F. Motamed Peter R. Porrino Therese M. Vaughan Douglas M. Steenland (ex-officio, non-voting member)
Independence
The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Risk and Capital Committee are independent under NYSE listing standards and SEC rules.
262020 Proxy Statement

Corporate Governance COMPENSATION OF DIRECTORS

TECHNOLOGY COMMITTEE
Primary responsibilities
•
Assists the Board in its oversight of AIG’s information technology projects and initiatives.

•
Reviews the financial, tactical and strategic benefits of proposed significant information technology-related projects and initiatives.

•
Reviews and makes recommendations to the Board regarding significant information technology investments in support of AIG’s information technology strategy.

•
Reviews AIG’s risk management and risk assessment guidelines and policies regarding information technology security, including the quality and effectiveness of AIG’s information technology security and disaster recovery capabilities.

•
Reviews AIG’s cybersecurity risks, policies, controls and procedures.

Held 3 Meetings in 2019
Members
Linda A. Mills, Chair John H. Fitzpatrick Christopher S. Lynch Henry S. Miller Suzanne Nora Johnson Amy L. Schioldager Douglas M. Steenland (ex-officio, non-voting member)
Independence
The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Technology Committee are independent under NYSE listing standards and SEC rules.
COMPENSATION OF DIRECTORS
Highlights of our Director Compensation Program

•
No fees for Board meeting attendance

•
Emphasis on equity, further aligning director interests with shareholders

•
Formulaic annual equity grants with immediate vesting to support independence

•
Benchmarking against peers with advice from independent compensation consultant

The following table describes the compensation structure for AIG’s independent directors in 2019.
2019 COMPENSATION STRUCTURE FOR INDEPENDENT DIRECTORS

Base Annual Retainer
Cash Retainer	$125,000
Deferred Stock Units (DSUs) Award	$170,000
Annual Independent Chair Cash Retainer	$260,000
Annual Committee Chair Cash Retainers
Audit Committee	$40,000
Risk and Capital Committee	$40,000
Compensation and Management Resources Committee	$30,000
Other Committees	$20,000
Independent directors can elect to receive the cash portions of their base annual, Independent Chair and Committee Chair retainer amounts in the form of DSUs. Independent directors are also eligible for the AIG Matching Grants Program, through which AIG provides a two-for-one match on charitable donations in an amount of up to $10,000 per employee or director annually (the same terms and conditions that apply to AIG employees).
2020 Proxy Statement27

Corporate Governance COMPENSATION OF DIRECTORS

Each DSU provides that one share of AIG common stock will be delivered when an independent director ceases to be a member of the Board and includes dividend equivalent rights that entitle the independent director to a quarterly payment, in the form of DSUs, equal to the amount of any regular quarterly dividend that would have been paid by AIG if the shares of AIG common stock underlying the DSUs had been outstanding. DSUs are granted under the AIG 2013 Omnibus Incentive Plan (2013 Omnibus Incentive Plan).
In January 2019, the Nominating and Corporate Governance Committee completed its annual review of the AIG independent director compensation program. The review used the same peer group used for the executive compensation program. Based on that review, the Committee concluded that no changes were needed to the independent director compensation program at that time.
Under director stock ownership guidelines, independent directors should own a number of shares of AIG common stock (including deferred stock and DSUs) with a value equal to at least five times the annual retainer for independent directors.
AIG’s Insider Trading Policy prohibits directors from engaging in hedging transactions with respect to any AIG securities, including by trading in any derivative security relating to AIG’s securities. In particular, other than pursuant to an AIG compensation or benefit plan or dividend distribution and other than the warrants issued by AIG in January 2011, directors may not acquire, write or otherwise enter into an instrument that has a value determined by reference to AIG securities, whether or not the instrument is issued by AIG. Examples include put and call options, forward contracts, collars and equity swaps relating to AIG securities. In addition, AIG’s Insider Trading Policy prohibits directors from pledging AIG securities and none of AIG’s directors have pledged any AIG’s securities.
Mr. Duperreault did not receive any compensation for service as a director.
Frederic W. Cook & Co. (FW Cook) provided advice to the Nominating and Corporate Governance Committee with respect to AIG director compensation and related market practices. Both the cash and equity components of independent director compensation remain subject to the shareholder-approved limits established in the 2013 Omnibus Incentive Plan.
282020 Proxy Statement

Corporate Governance COMPENSATION OF DIRECTORS

The following table contains information with respect to the compensation of the individuals who served as independent directors of AIG for all or part of 2019.
2019 INDEPENDENT DIRECTOR COMPENSATION
Independent Members of the Board in 2019	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
W. Don Cornwell	$155,000	$169,995	$10,000	$334,995
John H. Fitzpatrick	$140,385	$169,995	$0	$310,380
William G. Jurgensen	$165,000	$169,995	$20,000	$354,995
Christopher S. Lynch	$145,000	$169,995	$0	$314,995
Henry S. Miller	$125,000	$169,995	$10,000	$304,995
Linda A. Mills	$137,308	$169,995	$20,000	$327,303
Thomas F. Motamed	$120,192	$169,995	$0	$290,187
Suzanne Nora Johnson	$149,615	$169,995	$10,000	$329,610
Peter R. Porrino	$76,923	$169,995	$0	$246,918
Ronald A. Rittenmeyer	$55,769	$0	$0	$55,769
Amy L. Schioldager	$76,923	$169,995	$0	$246,918
Douglas M. Steenland	$385,000	$169,995	$0	$554,995
Theresa M. Stone	$48,077	$0	$20,000	$68,077
Therese M. Vaughan	$76,923	$169,995	$0	$246,918
(1)
This column represents annual retainer fees, Independent Chair retainer fees and Committee Chair retainer fees. For Mr. Fitzpatrick, the amount includes a prorated Committee Chair retainer fee for his service as Chair of the Risk and Capital Committee until the date of the 2019 Annual Meeting. For Ms. Mills, the amount includes a prorated Committee Chair retainer fee for her service as Chair of the Technology Committee, effective as of the date of the 2019 Annual Meeting. For Mr. Motamed, the amount includes a prorated annual retainer fee for his service as director beginning January 15, 2019. For Mr. Porrino and Mss. Schioldager and Vaughan, the amounts include a prorated annual retainer fee for their service as directors from the date of the 2019 Annual Meeting. For Ms. Nora Johnson, the amount includes a prorated Committee Chair retainer fee for her service as Chair of the Risk and Capital Committee, effective as of the date of the 2019 Annual Meeting. For Mr. Rittenmeyer and Ms. Stone, the amounts include prorated annual retainer fees for their service as directors until the date of the 2019 Annual Meeting. For Mr. Rittenmeyer, the amount does not include (i) $997,755, which represents the value of shares of AIG common stock delivered when he ceased to be a member of the Board as of the 2019 Annual Meeting in accordance with the terms of DSUs previously granted; and (ii) $6,883, which represents a cash payment with respect to warrant equivalents granted to him related to DSUs granted prior to the warrant distribution. For Ms. Stone, the amount does not include $1,624,996, which represents the value of shares of AIG common stock delivered when she ceased to be a member of the Board as of the 2019 Annual Meeting in accordance with the terms of DSUs previously granted.

(2)
This column represents the grant date fair value of DSUs granted in 2019 to independent directors determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718, based on the closing sale price of AIG common stock on the date of grant.

(3)
This column represents charitable contributions disbursed by AIG during 2019 under AIG’s Matching Grants Program, through which AIG provides a two-for-one match on charitable donations in an amount of up to $10,000 per independent director annually. For Messrs. Cornwell, Jurgensen and Miller and Mss. Mills, Nora Johnson and Stone, the amounts include certain charitable contributions previously disclosed in AIG’s 2019 Proxy Statement as AIG previously disclosed charitable contributions based on program year rather than disbursement year.

2020 Proxy Statement29

Corporate Governance CORPORATE GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE

The following table sets forth information with respect to the stock awards outstanding at December 31, 2019 for the independent directors of AIG during 2019. None of the independent directors hold option awards.
OUTSTANDING STOCK AWARDS AT DECEMBER 31, 2019
Independent Members of the Board in 2019	Deferred Stock Units(1)
W. Don Cornwell	22,888
John H. Fitzpatrick	21,689
William G. Jurgensen	18,030
Christopher S. Lynch	23,043
Henry S. Miller	23,043
Linda A. Mills	13,136
Thomas F. Motamed	4,688
Suzanne Nora Johnson	26,496
Ronald A. Rittenmeyer	0
Peter R. Porrino	4,118
Amy L. Schioldager	4,118
Douglas M. Steenland	23,043
Theresa M. Stone	1,275(2)
Therese M. Vaughan	4,118
(1)
DSUs shown include DSUs awarded in 2019 and prior years, any cash retainer amounts that a director elected to receive in DSUs and DSUs awarded as dividend equivalents. Receipt of shares of AIG common stock underlying DSUs is deferred until the director ceases to be a member of the Board. DSUs granted prior to May 12, 2010 were granted under the Amended and Restated AIG 2007 Stock Incentive Plan (2007 Stock Incentive Plan). DSUs granted on or after May 12, 2010 and prior to May 15, 2013 were granted under the AIG 2010 Stock Incentive Plan (2010 Stock Incentive Plan) and DSUs granted commencing on or after May 15, 2013 were granted under the 2013 Omnibus Incentive Plan.

(2)
Ms. Stone elected to defer the delivery of the shares of AIG common stock underlying these DSUs. One-fifth of the shares of AIG common stock underlying these DSUs will be deliverable on May 21 of each of 2020, 2021, 2022, 2023 and 2024.

CORPORATE GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE
The following documents are available in the About Us—Leadership and Governance section of AIG’s corporate website at www.aig.com or in print by writing to American International Group, Inc., 175 Water Street, New York, New York 10038, Attention: Investor Relations:
•
Corporate Governance Guidelines (which include our Director Independence Standards)

•
Charters of the Audit Committee, the Compensation and Management Resources Committee, the Nominating and Corporate Governance Committee, the Risk and Capital Committee and the Technology Committee

•
AIG’s Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics

•
Code of Conduct for Employees

Any amendment to AIG’s Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics and any waiver applicable to AIG’s directors, executive officers or senior financial officers will be posted on AIG’s website within the time period required by the SEC and the NYSE.
302020 Proxy Statement

Year-Round Shareholder Engagement  Year-Round Shareholder Engagement PROGRAM
Year-Round Shareholder Engagement

Fostering long-term relationships with our shareholders and maintaining their trust is a priority for the Board. Direct engagement with shareholders helps us gain useful feedback on a wide variety of topics, including corporate governance, executive compensation, corporate responsibility, business strategy and performance and related matters. Shareholder feedback also helps to better tailor the public information we disclose to address the interests and inquiries of shareholders.
YEAR-ROUND SHAREHOLDER ENGAGEMENT PROGRAM
AIG has developed a robust engagement program that ensures an active, ongoing dialogue with shareholders and other stakeholders throughout the year. These meetings strengthen AIG’s relationship with our shareholders and reinforce our commitment to incorporate shareholder feedback into various decisions made by the Board and management.

2020 Proxy Statement31

Year-Round Shareholder Engagement  2019 SHAREHOLDER ENGAGEMENT

2019 SHAREHOLDER ENGAGEMENT
During 2019, we continued our efforts to engage consistently and productively with our shareholders. Our Independent Chair and the Chair of our CMRC participated in many of these engagement meetings, alongside our General Counsel, Chief Human Resources Officer, Corporate Secretary, Head of Executive Compensation and Head of Investor Relations.

These efforts are complementary to outreach conducted by members of senior management through AIG’s Investor Relations department as they regularly meet with shareholders and participate in investor conferences in the United States and abroad. In 2019, our Investor Relations department led over 140 meetings with over 200 shareholders representing over 50% of our shares outstanding. Investor presentations are made available in the Investors—Webcasts and Presentations section of AIG’s corporate website at www.aig.com.
TOPICS COVERED DURING 2019 SHAREHOLDER ENGAGEMENT
Given the results of our 2018 and 2019 say-on-pay votes, a key focus of our ongoing engagement with shareholders in 2019 was to further understand their views with respect to our executive compensation programs. For details on the executive compensation-related feedback we heard from shareholders and how we responded, see “Executive Compensation—Compensation Discussion and Analysis—Shareholder Engagement.”
In addition to executive compensation, these meetings covered additional topics such as corporate strategy, succession planning, corporate governance and Board practices and environmental and social issues. Some key messages we heard included:
•
Strong support for the management team and the strategy and direction of AIG;

•
Desire for more clarity on the Board’s approach to management succession planning;

•
Positive feedback related to our appointment of a Chief Sustainability Officer and the publication of our inaugural TCFD report (See “Corporate Governance—Areas of Board Oversight—Sustainability and Corporate Social Responsibility”); and

322020 Proxy Statement

Year-Round Shareholder Engagement  2019 SHAREHOLDER ENGAGEMENT

•
Desire for proxy disclosures that provide shareholders clearer insight into the Board’s decision-making process on various topics.

Shareholder feedback is communicated directly to our directors and helps inform Board discussions on a range of key areas. Going forward, AIG and the Board remain committed to consistent and substantive shareholder engagement and to incorporating shareholder perspectives in our governance and compensation discussions and corporate responsibility issues.
2020 Proxy Statement33

Ownership of Certain Securities
Ownership of Certain Securities

The following table contains information regarding the only persons who, to the knowledge of AIG, beneficially own more than five percent of AIG common stock at January 31, 2020.
	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	69,457,923(1)	8.0%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	68,668,075(2)	7.9%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	69,367,093(3)	7.9%
(1)
Based on a Schedule 13G/A filed on February 10, 2020 by BlackRock, Inc. reporting beneficial ownership as of December 31, 2019. Item 4 to this Schedule 13G/A provides details as to the voting and investment power of BlackRock, Inc. as well as the right to acquire AIG common stock within 60 days. All information provided in “Ownership of Certain Securities” with respect to this entity is provided based solely on information set forth in the Schedule 13G/A. This information may not be accurate or complete, and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(2)
Based on a Schedule 13G filed on February 14, 2020 by T. Rowe Price Associates, Inc. reporting beneficial ownership as of December 31, 2019. Item 4 to this Schedule 13G provides details as to the voting and investment power of T. Rowe Price Associates, Inc. as well as the right to acquire AIG common stock within 60 days. All information provided in “Ownership of Certain Securities” with respect to this entity is provided based solely on information set forth in the Schedule 13G. This information may not be accurate or complete, and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(3)
Based on a Schedule 13G/A filed on February 12, 2020 by The Vanguard Group reporting beneficial ownership as of December 31, 2019. Item 4 to this Schedule 13G/A provides details as to the voting and investment power of The Vanguard Group as well as the right to acquire AIG common stock within 60 days. All information provided in “Ownership of Certain Securities” with respect to this entity is provided based solely on information set forth in the Schedule 13G/A. This information may not be accurate or complete, and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

342020 Proxy Statement

Ownership of Certain Securities

The following table summarizes the ownership of AIG common stock by (1) each of our directors, (2) each of our executive officers named in the 2019 Summary Compensation Table in “Executive Compensation — 2019 Compensation” and (3) our current directors and executive officers as a group.
	AIG Common Stock Owned Beneficially as of January 31, 2020
	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
W. Don Cornwell	23,029	(3)
Douglas A. Dachille	81,581	0.01%
Brian Duperreault	449,247	0.05%
John H. Fitzpatrick	21,822	(3)
Kevin T. Hogan	163,942	0.02%
William G. Jurgensen	33,141	(3)
Christopher S. Lynch	26,354	(3)
Mark D. Lyons	52,083	0.01%
Henry S. Miller	23,184	(3)
Linda A. Mills	13,217	(3)
Thomas F. Motamed	29,716	(3)
Suzanne Nora Johnson	26,658	(3)
Peter R. Porrino	4,746	(3)
Amy L. Schioldager	4,746	(3)
Douglas M. Steenland	27,984	(3)
Therese M. Vaughan	5,746	(3)
Peter Zaffino	235,949	0.03%
All current directors and current executive officers of AIG as a group (24 individuals)	1,359,271	0.16%
(1)
Amount of equity securities shown includes (i) shares of AIG common stock subject to options which may be exercised within 60 days as follows: Duperreault—333,333 shares, Lyons—52,083 shares and Zaffino—222,000 shares; (ii) shares receivable upon the exercise of warrants which may be exercised within 60 days as follows: Duperreault—9 shares, Hogan—139 shares and all current directors and current executive officers of AIG as a group—289 shares; and (iii) DSUs granted to each independent director with delivery of the underlying AIG common stock deferred until such director ceases to be a member of the Board as follows: Cornwell—23,029 shares, Fitzpatrick—21,822 shares, Jurgensen—18,141 shares, Lynch—23,184 shares, Miller—23,184 shares, Mills—13,217 shares, Motamed—4,716 shares, Nora Johnson—26,658 shares, Porrino—4,746 shares, Schioldager—4,746 shares, Steenland—23,184 shares and Vaughan—4,746 shares.

(2)
Amount of equity securities shown excludes the following securities owned by or held in trust for members of the named individual’s immediate family as to which securities such individual has disclaimed beneficial ownership: Fitzpatrick—100 shares.

(3)
Less than .01 percent.

2020 Proxy Statement35

Delinquent Section 16(a) Reports
Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires directors, certain officers, and greater than ten percent holders of AIG common stock to file reports with respect to their ownership of AIG equity securities. Based solely on the review of the Forms 3, 4 and 5 and amendments thereto furnished to AIG and certain representations made to AIG, AIG believes that the only filing deficiencies under Section 16(a) by its directors, officers and greater than ten percent holders during 2019 were amendments to Forms 4 filed by each of Douglas A. Dachille, Kevin T. Hogan and Alessandrea C. Quane reporting shares withheld for the payment of taxes relating to the settlement of restricted stock units (RSUs) that vested at the end of March 2019.
Relationships and Related-Party Transactions

RELATED-PARTY TRANSACTIONS APPROVAL POLICY
The Board of AIG has adopted a related-party transactions approval policy. Under this written policy, any transaction that involves more than $120,000 and would be required to be disclosed in AIG’s Proxy Statement, between AIG or any of its subsidiaries and any director or executive officer, or their related persons, must be approved by the Nominating and Corporate Governance Committee (or, in certain circumstances where it is impractical or undesirable to seek the approval of the full Committee, by its Chair, acting on behalf of the full Committee). In determining whether or not to approve a related-party transaction, the Nominating and Corporate Governance Committee or its Chair, as applicable, considers:
•
Whether the terms of the transaction are fair to AIG and on terms at least as favorable as would apply if the other party was not or did not have an affiliation with a director, executive officer or employee of AIG;

•
Whether there are demonstrable business reasons for AIG to enter into the transaction;

•
Whether the transaction would impair the independence of a director; and

•
Whether the transaction would present an improper conflict of interest for any director, executive officer or employee of AIG, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship and any other factors the Nominating and Corporate Governance Committee or its Chair, as applicable, deems relevant.

AIG did not have any related party transactions in 2019.
362020 Proxy Statement

Our Executive Officers
Our Executive Officers

Each of AIG’s executive officers is elected to a one-year term and serves at the pleasure of the Board of Directors. There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officer was elected to such position. Information concerning the executive officers of AIG as of the date hereof is set forth below.
Name	Title and Biographical Information	Age	Served as Officer Since
Brian Duperreault	Chief Executive Officer For information on Mr. Duperreault’s experience, please see “Proposal 1—Election of Directors.”	72	2017
Mark D. Lyons
Executive Vice President and Chief Financial Officer
Mark D. Lyons joined AIG in June 2018 as Senior Vice President and Chief Actuary and was appointed Executive Vice President and Chief Financial Officer in December 2018. From 2012 until joining AIG, Mr. Lyons served as Executive Vice President, Chief Financial Officer and Treasurer at Arch Capital Group, Ltd. (ACGL), a Bermuda-based insurance company. Prior to that role, Mr. Lyons had served in various capacities within Arch Insurance U.S. operations, including as Chairman and Chief Executive Officer of Arch Worldwide Insurance Group. Prior to joining ACGL, Mr. Lyons held various positions at Zurich U.S., Berkshire Hathaway and AIG.
		63	2018
Peter Zaffino
President and Global Chief Operating Officer, AIG and
Chief Executive Officer, General Insurance
Peter Zaffino joined AIG in July 2017 as Executive Vice President—Global Chief Operating Officer and was also appointed Chief Executive Officer, General Insurance in November 2017 and President in January 2020. Prior to joining AIG, he served in various roles at Marsh & McLennan Companies (MMC), a global professional services firm, including as Chief Executive Officer of Marsh, LLC from 2011 to 2017 and as Chairman for the Risk and Insurance Services segment of MMC from 2015 to 2017. Prior to that, Mr. Zaffino served as President and Chief Executive Officer of Guy Carpenter, a risk and insurance-focused subsidiary of MMC. Prior to joining Guy Carpenter, he held several senior positions, most recently serving in an executive role with a GE Capital portfolio company.
		53	2017
2020 Proxy Statement37

Our Executive Officers
Name	Title and Biographical Information	Age	Served as Officer Since
Douglas A. Dachille
Executive Vice President and Chief Investment Officer
Douglas A. Dachille joined AIG in September 2015 as Executive Vice President and Chief Investment Officer. Mr. Dachille served as Chief Executive Officer of First Principles Capital Management, LLC (First Principles), an investment management firm, from September 2003 until its acquisition by AIG in September 2015. Prior to co-founding First Principles, he was President and Chief Operating Officer of Zurich Capital Markets. Mr. Dachille began his career at JPMorgan Chase, where he served as Global Head of Proprietary Trading and Co-Treasurer.
		55	2015
Lucy Fato
Executive Vice President and General Counsel
Lucy Fato joined AIG in October 2017 as Executive Vice President and General Counsel and also served as Interim Head of Human Resources from October 2018 to July 2019. From October 2016 until joining AIG, she was Managing Director, Head of the Americas and General Counsel of Nardello & Co. LLC, a global private investigative firm. Previously, she worked at S&P Global (formerly known as McGraw Hill Financial), a financial information and analytics corporation, where she served as Executive Vice President and General Counsel from August 2014 to October 2015, and as a Consultant from October 2015 to October 2016. Prior to that, Ms. Fato was Vice President, Deputy General Counsel and Corporate Secretary at Marsh & McLennan Companies from 2005 to 2014. Ms. Fato began her legal career at Davis Polk & Wardwell LLP where she spent fourteen years, including five as a partner in the Capital Markets Group.
		53	2017
Kevin T. Hogan	Executive Vice President and Chief Executive Officer, Life and Retirement Kevin Hogan joined AIG as Chief Executive Officer of Global Consumer Insurance in October 2013 and currently serves as Executive Vice President and Chief Executive Officer, Life and Retirement. Prior to joining AIG, Mr. Hogan was CEO, Global Life for Zurich Insurance Group. Prior to Zurich, Mr. Hogan was previously employed by AIG where he began his career and held various positions in Property Casualty and Life and Retirement.	57	2013

382020 Proxy Statement

Our Executive Officers
Name	Title and Biographical Information	Age	Served as Officer Since
Thomas B. Leonardi	Executive Vice President—Government Affairs and Public Policy Thomas B. Leonardi joined AIG as Executive Vice President—Government Affairs and Public Policy in November 2017. From January 2015 to October 2017, he was a Senior Advisor to Evercore Inc., a global investment banking advisory firm. Previously, Mr. Leonardi was Commissioner of the Connecticut Insurance Department. Prior to his appointment as Commissioner, he was Chairman and Chief Executive Officer of Northington Partners Inc.	66	2017
Karen Ling
Executive Vice President and Chief Human Resources Officer
Karen Ling joined AIG as Executive Vice President and Chief Human Resources Officer in July 2019. From July 2014 until joining AIG, she served as Executive Vice President and Chief Human Resources Officer at Allergan plc., a pharmaceutical company. Prior to Allergan, Ms. Ling was Senior Vice President, Human Resources, for Merck & Co., Inc.’s Global Human Health and Consumer Care businesses worldwide. She previously served as Group Vice President, Global Compensation & Benefits at Schering-Plough prior to its acquisition by Merck. Prior to joining Schering-Plough, Ms. Ling held various positions at Wyeth.
		56	2019
Seraina Macia
Executive Vice President and Chief Executive Officer, Blackboard
Seraina Macia joined AIG as Executive Vice President and Chief Executive Officer, Blackboard in July 2017 to lead Blackboard Insurance, our technology-driven subsidiary. She joined AIG in conjunction with AIG’s acquisition from Hamilton Insurance Group, Ltd. of Hamilton USA, an insurance company, of which she served as Chief Executive Officer since October 2016. She was previously employed at AIG as Executive Vice President and Chief Executive Officer of Regional Management & Operations from December 2015 to February 2016 and Senior Vice President and Chief Executive Officer of the EMEA Region from November 2013 to December 2015. Prior to AIG, she served as Chief Executive of North American Property & Casualty at the XL Group. Prior to joining XL Group, Ms. Macia served in various roles at Zurich Insurance Group, including as President and Chief Financial Officer of Zurich North America’s Commercial Specialties business unit and as head of Investor Relations and Rating Agencies for Zurich Financial Services. Previously, Ms. Macia was a founding partner and financial analyst for NZB Neue Zuercher Bank, and she held various management positions in underwriting and finance at Swiss Reinsurance in Switzerland and Australia. Ms. Macia has been a member of the Board of Directors of Credit Suisse Group AG and Credit Suisse AG since April 2015 and currently sits on their Risk Committee.
		51	2017
2020 Proxy Statement39

Our Executive Officers
Name	Title and Biographical Information	Age	Served as Officer Since
Naohiro Mouri	Executive Vice President and Chief Auditor Naohiro Mouri joined AIG in July 2015 as Senior Managing Director of Asia Pacific Internal Audit and was appointed Executive Vice President and Chief Auditor in March 2018. From November 2013 to July 2015, he was a Statutory Executive Officer, Senior Vice President and Chief Auditor for MetLife Japan and, from July 2007 to November 2013, he was Chief Auditor at JP Morgan Chase for Asia Pacific. He has also held chief auditor positions at Shinsei Bank, Morgan Stanley Japan and Deutsche Bank Japan.	61	2018
Alessandrea C. Quane
Executive Vice President and Chief Risk Officer
Alessandrea Quane joined AIG in 1996 and was appointed to her current tile of Executive Vice President and Chief Risk Officer in February 2016. Previously, Ms. Quane served as Chief Corporate Actuary from March 2015. Prior to that role, she has served in a number of positions at AIG, including Chief Risk Officer of AIG Property Casualty, Head of Enterprise Risk Strategy for AIG Property Casualty and Chief Risk Officer for Growth Economics, Europe & Global Specialty Lines. Prior to her tenure with AIG, she held various roles at The Allstate Corporation.
		50	2016
John P. Repko
Executive Vice President and Chief Information Officer
John P. Repko joined AIG in September 2018 as Executive Vice President and Chief Information Officer. Additionally, he leads Global Sourcing. Prior to joining AIG, he was Vice President and Global Chief Information Officer of Johnson Controls International plc, a technology and industrial company, taking up this position with the merger of Johnson Controls, Inc. and Tyco International plc. Previously, he worked at Tyco International plc as Senior Vice President, Chief Information Officer and Enterprise Transformation Leader from 2012 to 2016. Prior to joining Tyco International plc, Mr. Repko held various chief information officer roles at Covance Inc., SES Global and General Electric’s GE Americom division.
		57	2018
402020 Proxy Statement

Executive Compensation  LETTER FROM THE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE
Executive Compensation

LETTER FROM THE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE
The AIG Board and CMRC are committed to the highest standards of corporate governance and to overseeing an effective executive compensation program that reflects our shareholders’ best interests.
WHAT WE LEARNED FROM ENGAGING WITH OUR SHAREHOLDERS—AND WHAT WE CHANGED
Given the results of our 2018 and 2019 say-on-pay votes, a key focus of our ongoing engagement with shareholders in 2019 was to further understand their views with respect to our compensation programs. Our Independent Chair and the CMRC Chair participated in many of these engagement meetings, alongside our General Counsel, Chief Human Resources Officer, Corporate Secretary, Head of Executive Compensation and Head of Investor Relations. Based on the feedback received, we made responsive changes and refinements to our compensation programs.
Shareholders told us they wanted greater clarity around performance and pay decisions, fewer subjective STI metrics and increased use of relative metrics. We have made the following changes in response to these points:
•
Enhanced the Compensation Discussion and Analysis to improve clarity; in particular, we report metrics for all relevant businesses to enable shareholders to fully understand the Chief Executive Officer’s and other named executive officers’ (named executives) business quantitative performance scores under our STI plan

•
Eliminated subjective STI measures for business unit and headquarters quantitative performance, with a focus on empirical operating metrics

•
Used three relative performance metrics: (1) relative Calendar Year Combined Ratio for General Insurance, (2) performance relative to benchmarks for Investments and (3) relative TSR for AIG long-term performance

•
Added a TSR cap to PSU awards granted in 2019, limiting payouts to target if three-year returns are ranked below our median peer company

2019 PERFORMANCE
2019 was an important year in the continued turnaround of the General Insurance business, as well as the broader transformation of AIG, building on the leadership and structural changes made since mid-2017. AIG’s financial performance in 2019 reflected the significant progress being made on the execution of management’s strategy to position AIG for long-term, sustainable growth:
•
General Insurance showed significant improvement, with the business achieving a full-year underwriting profit for the first time in several years

•
Life and Retirement delivered consistent, solid results

•
Net Investment Income performance was above benchmarks

•
AIG’s Legacy portfolio was effectively managed with the signing of an agreement to sell a majority stake in Fortitude

•
2019 TSR of 37% outperformed the median of the S&P 500 Insurance Companies and the S&P 500 as a whole

These strong results are reflected in the decisions we made with respect to our 2019 compensation programs, aligning with our overall pay for performance philosophy. We believe that enhancements made to our Compensation Discussion and Analysis provide insight into our decision-making process as it relates to executive compensation.
LOOKING AHEAD
We are confident that our refined executive compensation programs attract, retain, reward and incentivize a committed world-class team of executives as AIG continues its journey to become both a leading insurance franchise and a top performing company.
On behalf of the Compensation and Management Resources Committee
Compensation and Management Resources Committee
W. Don Cornwell (Chair) Henry S. Miller Linda A. Mills Thomas F. Motamed Therese M. Vaughan
2020 Proxy Statement41

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS
OUR COMPENSATION DISCUSSION AND ANALYSIS AT A GLANCE
Named Executives	42
Executive Summary	43
AIG’s Journey | 2019 Performance Highlights | Shareholder Engagement | Overview of 2019 Compensation Program and Decisions | Alignment of Pay with Shareholder Experience
AIG’s Journey	48
AIG’s Journey and Aligning Compensation with Strategy | 2019 Performance Highlights
Shareholder Engagement	50
Our Approach | Our Response to Shareholder Feedback on Executive Compensation
Compensation Design	52
Our Philosophy | Compensation Best Practices | Balanced Compensation Framework | Use of Market Data
2019 Compensation Decisions and Outcomes	56

2019 Target Direct Compensation | 2019 Base Salary | 2019 Short-Term Incentive Awards | 2019 Long-Term Incentive Awards | Assessment of 2017 Performance Share Units | Long-Term Incentive Award History | Indirect Elements of Compensation

Compensation Governance	76
Role of the CMRC | The Annual Process | Compensation Risk
Additional Information	79
Use of Non-GAAP Financial Metrics | Tax and Accounting Considerations
NAMED EXECUTIVES
Named Executive	Title
Brian Duperreault	Chief Executive Officer*
Mark D. Lyons	Executive Vice President and Chief Financial Officer
Peter Zaffino	President and Global Chief Operating Officer, AIG and Chief Executive Officer, General Insurance**
Douglas A. Dachille	Executive Vice President and Chief Investment Officer
Kevin T. Hogan	Executive Vice President and Chief Executive Officer, Life and Retirement
*
Mr. Duperreault also served as President during 2019.

**
Mr. Zaffino was promoted to President effective January 1, 2020. During 2019, Mr. Zaffino served as Executive Vice President—General Insurance and Global Chief Operating Officer, AIG.

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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY
AIG’s Journey
In 2017 and 2018, management focused on foundational changes, particularly in General Insurance, that resulted in broad-based improvement across all segments of AIG as evidenced by 2019’s financial performance. Last year, management began working on AIG 200, a global, multi-year effort focused on the long-term strategic positioning of AIG and a top priority for 2020. The four core objectives of AIG 200 are: (1) achieving underwriting excellence; (2) modernizing AIG’s operating infrastructure; (3) enhancing user and customer experiences; and (4) becoming a more unified company. As AIG strives for operational excellence, our executive compensation programs will similarly evolve as the journey continues.
2019 Performance Highlights
*
Accident Year Combined Ratio, As Adjusted is a Non-GAAP financial measure. See Appendix A for a reconciliation showing how this measure is calculated from our audited financial statements.

These key accomplishments in 2019 are reflected in the outcomes for our STI program, with 2019 awards to named executives ranging from 113%-200% of target.
Shareholder Engagement
• Reached out to holders of over 67% of our shares • Held 32 meetings (with holders of approximately 54% of our shares) • Independent director participation
In 2019, we continued to engage shareholders on a number of corporate governance matters, including say-on-pay. The feedback we received was clear—shareholders indicated they want to see greater clarity on performance metrics underlying the headquarters STI score, use of fewer subjective STI performance metrics, use of some relative metrics and that TSR be taken into account in determining compensation.

2020 Proxy Statement43

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

In response to this feedback, the CMRC made several changes to AIG’s executive compensation programs:
The Board and CMRC are committed to an ongoing dialogue with shareholders and view these discussions and feedback as important input into the review of AIG’s executive compensation programs and other governance and sustainability practices. A more detailed description of compensation-related feedback from shareholders and changes made in response is included under “—Shareholder Engagement” beginning on page 50. Additional information on our year-round shareholder engagement program can be found under “Year-Round Shareholder Engagement” beginning on page 31.
Overview of 2019 Compensation Program and Decisions
• CEO base salary and STI bonus target unchanged since appointment • No modifier applied to CEO 2019 target LTI opportunity
Our executive compensation program is designed to incentivize and reward performance that supports long-term value creation, while taking into account the experience of our shareholders. This is achieved through a balanced pay mix that is weighted towards at-risk pay, featuring variable and performance-based pay and a combination of STI and LTI performance metrics that focus on insurance profitability and operational excellence.
The table below summarizes our 2019 compensation program and decisions for each named executive.
2019 Compensation Component	Duperreault	Lyons	Zaffino	Dachille	Hogan
Target compensation, informed by market practices in our peer group
Base Salary	$1,600,000	$1,000,000	$1,400,000	$1,250,000	$1,250,000
Target STI	$3,200,000	$1,700,000	$3,000,000	$2,500,000	$2,250,000
Target LTI	$11,200,000	$3,300,000	$5,600,000	$4,250,000	$4,000,000
Target Direct Compensation	$16,000,000	$6,000,000	$10,000,000	$8,000,000	$7,500,000
Compensation decisions, informed by target compensation and business and individual performance
2019 STI Percent of Target Earned (Business Score x Individual Score)	185%	172%	200%	181%	113%
2019 Actual STI Award	$5,920,000	$2,924,000	$6,000,000	$4,525,000	$2,542,500
2019 LTI Individual Modifier	—	112%	150%	108%	—
2019 Target LTI Grant	$11,200,000	$3,700,000	$8,400,000	$4,600,000	$4,000,000

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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Given our strong performance in 2019, the CMRC approved a STI award of 185% of target for the Chief Executive Officer and awards ranging from 113%-200% of target for the other named executives. This reflected a combination of results achieved against quantitative business metrics and individual performance scorecards, based on operational and strategic goals.
The table below shows the business unit and headquarter performance scores applicable to the named executives.
Business	Metric	Metric Weighting	Achieved		Business Quantitative Performance
General Insurance	Accident Year Combined Ratio, As Adjusted, including Actual Catastrophe Losses(1)	60%	139%	•	144%	•
	Calendar Year Combined Ratio Relative to Peers(1)(2)	25%	150%	•
	General Operating Expense(1)	15%	150%	•
Life and Retirement	Total Transaction Value(1)	30%	110%	•	113%	•
	Normalized Return on Attributed Common Equity(1)	30%	100%	•
	General Operating Expense(1)	20%	129%	•
	Fortitude Quantitative Performance Score	20%	123%	•
Investments	Performance Relative to Benchmark(3)	45%	132%	•	129%	•
	Strategic Asset Allocation (SAA)	25%	125%	•
	General Operating Expense (net of third-party income)(1)	10%	145%	•
	Fortitude Quantitative Performance Score	20%	123%	•
Fortitude	Operating Expense Management	20%	150%	•	123%	•
	Monetization of Fortitude	40%	83%	•
	Operational Readiness	40%	150%	•
Headquarters	Business Unit Quantitative Performance Scores	80%	129%(4)	•	123%	•
	General Operating Expense(1)	20%	100%	•
• Above Target (101%-150% payout)   • Target (100% payout)   • Threshold (50%-99% payout)   ◦ Below Threshold (0% payout)
(1)
We make adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

(2)
AIG measures Calendar Year Combined Ratio relative to peers based on the weighted average (based on net premiums earned) Calendar Year Combined Ratio of the General Insurance Peer Group. See “—Compensation Design—Use of Market Data” on page 55 for detail on the General Insurance Peer Group used for this performance metric.

(3)
AIG measures portfolio performance relative to a benchmark based on the estimated return of peers net of risk, taxes, expenses and the risk-free rate. Peer-based benchmarks are constructed and comprised of individual asset-class benchmarks weighted at peer-group asset allocations based on statutory filings.

(4)
Represents the weighted average of quantitative performance scores for the following business units, calculated based on 2019 budgeted attributed common equity: General Insurance (46.5%), Life and Retirement (36.9%) and Fortitude (16.6%): (46.5% x 144%) + (36.9% x 113%) + (16.6% x 123%) = 129%.

2020 Proxy Statement45

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Long-term incentive modifiers applied to LTI grants made in March 2019 ranged from 100% (i.e., no adjustment) for Messrs. Duperreault and Hogan to 150% for Mr. Zaffino. In determining whether to modify the LTI grant value from the target value, the CMRC considered the complexity of expected contributions of the named executives over the three-year performance period and, particularly in 2019, where some named executives held more than one role within AIG.
Additional information on target compensation and the decisions made regarding performance outcomes and LTI award individual modifiers can be found under “—2019 Compensation Decisions and Outcomes,” beginning on page 56.
Alignment of Pay with Shareholder Experience

•
Performance-based equity awards made to CEO through 2018 valued at 20% of target

•
Average aggregate realized value of performance-based equity awards made to named executives from 2015-2018 of 18.2%

Our executive compensation program aligns pay with performance, as demonstrated through a compensation framework where 90% of our Chief Executive Officer’s annual target total direct compensation is variable or “at-risk.” We also seek to align pay with shareholder experience by employing metrics and vehicles that reward both in-year delivered performance and leading performance indicators critical to long-term success. For example, despite the strong performance delivered in 2019, PSUs granted in 2017 paid out at 0%. This outcome was due to AIG’s TSR over the three-year period ending on December 31, 2019 ranking below the lower quartile relative to peers as the impact of legacy management strategies continued to significantly and negatively impact financial results.
The alignment of pay for performance with the experience of our shareholders is further evidenced in the value of the performance-based portion of our LTI plan awards granted over the last four years. Relative to the target value at the date of grant, as of December 31, 2019, the value of our PSUs and stock options granted between 2015 and 2018 is substantially below target—an average of 18.2% of target for our named executives. This reflects little or no vesting of PSUs and share price translating into underwater stock options.

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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

PERFORMANCE SHARE UNIT
PAY FOR PERFORMANCE HISTORY
FOR THE LAST THREE COMPLETED PERFORMANCE CYCLES
PRE-2019 LONG-TERM INCENTIVE PAY FOR PERFORMANCE
VALUE OF 2015-2018 PERFORMANCE-BASED AWARDS (PSUS AND STOCK OPTIONS)
AS OF DECEMBER 31, 2019*
2020 Proxy Statement47

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

AIG’S JOURNEY
AIG’s Journey and Aligning Compensation with Strategy
As AIG continues its journey to become a leading insurance franchise and a top performing company, the CMRC will continue to refine and evolve compensation programs to ensure alignment.
2019 Performance Highlights
In 2019, the impact of the foundational steps AIG has taken since late 2017 to improve performance through management and structural changes and the General Insurance turnaround was evident in our improved full-year financial results. This includes significant improvement in General Insurance performance, continued solid results from Life and Retirement, Net Investment Income performance above benchmarks and efficient management of our Legacy portfolio. In addition, AIG’s TSR in 2019 outperformed the median of the S&P 500 Insurance Companies and the S&P 500 as a whole.
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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

*
Accident Year Combined Ratio, As Adjusted is a Non-GAAP financial measure. See Appendix A for a reconciliation showing how this measure is calculated from our audited financial statements.

*
TSR calculated based on (1) the average stock prices for the month preceding the first day of the performance period; and (2) the average stock prices for the final month of the performance period.

**
Represents the median of the S&P 500 Insurance Companies.

These key accomplishments in 2019, together with efforts that began in 2019 on AIG 200, are reflected in the outcomes for our STI program, with 2019 awards to named executives ranging from 113%-200% of target.
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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

SHAREHOLDER ENGAGEMENT
Our Approach
The CMRC views shareholder feedback as an important input into its decisions on executive compensation. In 2018 and 2019, while the majority of shareholders voted in favor of our compensation programs, levels of support dropped in light of our lagging share performance. In 2019, we expanded our shareholder outreach to gain additional insights and reinforce our commitment to incorporate shareholder feedback in the CMRC’s decision-making process.

For more details regarding our year-round shareholder engagement program and feedback in areas beyond executive compensation, see “Year-Round Shareholder Engagement” beginning on page 31.
Our Response to Shareholder Feedback on Executive Compensation
During engagement meetings with shareholders, we heard significant support for the recent modifications made to our executive compensation program that balance attracting, retaining, rewarding and incentivizing world-class talent during a significant turnaround and transformational journey against the desire to align pay with shareholder experience. In particular, without exception, our shareholders expressed strong support for our Chief Executive Officer, Brian Duperreault, and the executive leadership team he has assembled.
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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

The feedback also highlighted opportunities to enhance our business and talent strategy and clarify our disclosure. The CMRC valued this feedback and responded as summarized below.
Area of Change	Concerns	AIG Response to Shareholder Concerns
Short-Term Incentive Design	Use of subjective metrics
•
All business unit and headquarters performance metrics are now empirical with quantifiable operating goals associated with the achievement of  “threshold”, “target” and “exceeds target”

•
Greater relevance of metrics as business drivers

Insufficient strategic alignment
•
Metrics introduced in 2019 to align with business focus on insurance profitability:

◦
General Insurance: Calendar Year Combined Ratio improvement

◦
All named executives: operating expense management

•
Business and individual scorecard outcomes combined on a multiplicative basis, meaning if either element is zero, no bonus will be awarded

	Lack of relative metrics	• New 2019 General Insurance Calendar Year Combined Ratio improvement measured on a relative basis against peers • Retained performance relative to benchmark metric for Investments
Long-Term Incentive Design	Risk of misalignment with the shareholder experience
•
Three-year relative TSR metric added to 2019 PSU metrics

•
If AIG’s three-year TSR ranks below its median peer company, the 2019 PSU payout will be capped at 100% of target regardless of performance in other areas (Accident Year Combined Ratio, As Adjusted, including Average Annual Losses; Core Normalized Book Value Per Common Share and Core Normalized Return on Attributed Common Equity)*

•
TSR peer group comprised of other S&P 500 Insurance Companies

Insufficient emphasis on three-year performance
Lack of relative metrics
	Use of modifier for CEO LTI grant	• No individual modifier applied to CEO 2019 target LTI opportunity
Lack of Clarity in Disclosure	CEO STI calculation	• Full disclosure of all metrics and achievements in determining the CEO’s STI award (see pages 58-62 )
	Individual performance determination	• Full disclosure of CEO’s individual scorecard and achievements (see page 61) • Full disclosure of other named executives’ achievements (see pages 63-67)
	Application of discretion	• No discretion was applied by the CMRC with respect to 2019 STI plan award outcomes
	Individual LTI modifiers	• Enhanced explanation regarding decisions related to individual modifiers used in approving target LTI grants (see page 69)
*
We make adjustments to U.S. GAAP financial measures for certain of our long-term incentive metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

2020 Proxy Statement51

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DESIGN
Our Philosophy
• Long-term oriented • Strategically aligned • Risk-balanced • Talent attracting • Stakeholder informed
Our compensation philosophy is based on a set of foundational principles that guide both how we structure our compensation program and how we reach compensation decisions. It is intended to be long-term oriented and risk-balanced, enabling us to deploy the best talent across our company for our various business needs.
Consistent with this philosophy, the CMRC evaluates and adjusts the programs annually, balancing our strategic priorities, talent needs, stakeholder feedback and market considerations to ensure the programs continue to meet their intended purpose.
Principle	Component	How We Apply It
We attract and retain the best talent	Offer market-competitive compensation opportunities to attract and retain the best employees and leaders for our various business needs	✔ Compensation levels set with reference to market data for talent peers with relevant experience and skillsets in the insurance and financial services industries where we compete for talent
We pay for performance
Create a pay for performance culture by offering STI and LTI compensation opportunities that reward employees for individual contributions and business performance
Provide a market-competitive, performance-driven compensation structure through a four-part program that consists of base salary, STI, LTI and benefits

✔
Majority of compensation is variable and at-risk

✔
Incentives tied to AIG performance, business performance and individual contributions

✔
Objective performance measures and goals used, which are clearly disclosed

✔
Compensation provides significant upside and downside potential for superior and under performance

We align interests with our shareholders
Motivate all AIG employees to deliver long-term sustainable and profitable growth, while balancing risk to create long-term, sustainable value for shareholders
Align the long-term economic interests of key employees with those of our shareholders by ensuring that a meaningful component of their compensation is provided in equity
Avoid incentives that encourage employees to take unnecessary or excessive risks that could threaten the value or reputation of AIG by rewarding both annual and long-term performance
Maintain strong compensation best practices by meeting evolving standards of compensation governance and complying with regulations applicable to employee compensation

✔
Majority of compensation delivered in equity-based vehicles

✔
Majority of equity-based compensation is performance-based, in the form of PSUs and stock options

✔
Named executives subject to risk management policies, including a clawback policy, share ownership requirements both during and for a period following employment and anti-hedging and pledging policies

✔
Performance goals are set with rigorous standards commensurate with both the opportunity and our risk guidelines

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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Compensation Best Practices
AIG is committed to embracing the highest standards of corporate governance. We design our programs to pay for performance in alignment with the expectations of our shareholders and to minimize risk.
Balanced Compensation Framework
Our compensation program is designed to give appropriate weighting to fixed and variable pay, short and long-term performance and business unit and enterprise-wide contributions. We provide three elements of annual total direct compensation (TDC): base salary, an STI award and an LTI award in the form of PSUs, stock options and RSUs. Our annual target TDC and mix of components is set with reference to market data for comparable positions at our business and talent competitors. We also provide market-based perquisites and benefits.
2020 Proxy Statement53

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

2019 CEO ANNUAL TARGET TOTAL DIRECT COMPENSATION

2019 AVERAGE ANNUAL TARGET TOTAL DIRECT COMPENSATION OF OTHER NAMED EXECUTIVES

LONG-TERM EQUITY INCENTIVE AWARD ALLOCATION

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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Use of Market Data
• Three peer groups • Reflect competitors for talent, business and investors
We use data about our relevant peer groups to support the key principles of our compensation philosophy, including attracting and retaining the best talent and paying for performance.
AIG used three distinct peer groups to evaluate the 2019 executive compensation programs. The Compensation Peer Group provides perspective and data reflecting compensation levels and insight into pay practices in companies who draw from the same pool of talent that AIG draws from. The General Insurance Peer Group represents a group of property and casualty insurers who are similar to AIG and use calendar year combined ratio as a measure of insurance profitability. The CMRC selected the S&P 500 Insurance Companies as the AIG Relative TSR Peer Group due to its similarity to AIG in key statistics including market cap, revenue and three-year historical stock price volatility. We believe that these companies reflect reference points that many of our shareholders consider when assessing AIG’s performance. General Insurance is the only business that references a unique peer group in its 2019 STI plan performance metrics.
Peer Group	Purpose	Constituents
Compensation Peer Group	Serves as a benchmark to inform decisions for senior executive and non-employee director compensation levels and practices Data used to establish 2019 target compensation levels
24 Companies
Aetna, Inc.
Aflac Inc.
The Allstate Corporation
American Express Company
Ameriprise Financial, Inc.
Bank of America Corporation
Bank of New York Mellon
BlackRock, Inc.
Capital One Financial Corp.
Chubb Limited
CIGNA Corporation
Citigroup Inc.

Hartford Financial Services
Invesco Ltd.
JPMorgan Chase & Co.
Lincoln National Corporation
Marsh & McLennan Companies, Inc.
MetLife Inc.
Principal Financial Group, Inc.
Prudential Financial Inc.
T. Rowe Price Group, Inc.
The Travelers Companies Inc.
U.S. Bancorp
Wells Fargo & Company

General Insurance Peer Group	Determines the level of payout in respect of 2019 STI awards related to the calendar year combined ratio metric, weighted at 25%	5 Companies AXA Group Chubb Limited	Lloyd’s of London Tokio Marine Holdings, Inc. Zurich Insurance Group Ltd
AIG Relative TSR Peer Group	Applies as a cap in determining the level of vesting for 2019 PSU awards, in conjunction with three operational measures (Accident Year Combined Ratio, As Adjusted, including Average Annual Losses; Core Normalized Book Value Per Common Share and Core Normalized Return on Attributed Common Equity)*; ensures alignment between payout level and shareholder experience
20 Companies (S&P 500 Insurance Companies)
Aflac Inc.
Assurant, Inc.
Arthur J. Gallagher & Co.
The Allstate Corporation
Aon plc
Chubb Limited
Cincinnati Financial Corporation
Everest Re Group, Ltd.
Hartford Financial Services
Lincoln National Corporation

Loews Corporation
Marsh & McLennan Companies, Inc.
MetLife Inc.
Principal Financial Group, Inc.
The Progressive Corporation
Prudential Financial Inc.
Globe Life Inc.
The Travelers Companies Inc.
Unum Group
Willis Towers Watson, plc.

*
We make adjustments to U.S. GAAP financial measures for certain of our LTI metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

2019 COMPENSATION DECISIONS AND OUTCOMES
2019 Target Direct Compensation
In the first quarter of 2019, the CMRC established target compensation for our named executives, comprising base salary, a target STI opportunity and a target LTI opportunity.
2019 Compensation Component	Duperreault	Lyons	Zaffino	Dachille	Hogan
Base Salary	$1,600,000	$1,000,000	$1,400,000	$1,250,000	$1,250,000
Target Short-Term Incentive	$3,200,000	$1,700,000	$3,000,000	$2,500,000	$2,250,000
Target Long-Term Incentive	$11,200,000	$3,300,000	$5,600,000	$4,250,000	$4,000,000
Target Direct Compensation	$16,000,000	$6,000,000	$10,000,000	$8,000,000	$7,500,000
Actual STI awards will vary from target based on a combination of business and individual scorecard outcomes. The LTI award grants can vary from target based on the CMRC’s assessment of a range of factors, including consideration of the complexity of expected contributions and the desire to enhance retention and/or provide incremental incentive for future success over the three-year performance period. Further information on the design and outcomes in relation to each of these elements of compensation is described below.
2019 Base Salary
At a Glance:
• Fixed cash compensation • Represents approximately 10%-17% of a named executive’s annual target direct compensation • Effective in March of each year, or on a change in role where appropriate
Base salary is intended to fairly compensate the executive for the responsibilities of his position, achieve an appropriate balance of fixed and variable pay and provide the executive with sufficient liquidity to discourage excessive risk-taking. The CMRC undertakes an annual review of named executive salaries to determine whether they should be adjusted. In making this determination, the CMRC considers a broad range of factors including role scope, experience, skillset, performance and salaries for comparable positions within the Compensation Peer Group. The following salaries were approved for 2019, effective as of March 2019.
Named Executive	2018 Base Salary	2019 Base Salary	Percent Increase in 2019
Brian Duperreault	$1,600,000	$1,600,000	0%
Mark D. Lyons	$1,000,000	$1,000,000	0%
Peter Zaffino	$1,250,000	$1,400,000	12%
Douglas A. Dachille	$1,250,000	$1,250,000	0%
Kevin T. Hogan	$1,250,000	$1,250,000	0%
No named executives received salary increases in 2019 other than Mr. Zaffino. Mr. Duperreault has not received a salary increase since his appointment in 2017. With the expansion of responsibilities in his Global Chief Operating Officer role to include direct oversight of the continued transformation of AIG, along with other areas including our global real estate strategy, enterprise-wide shared services and technology investments, the CMRC approved an increase of 12% in Mr. Zaffino’s salary as compared to his salary in 2018.
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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

2019 Short-Term Incentive Awards
At a Glance:

•
Payout based on combination of quantitative business and individual performance scorecards

•
Metrics reflect areas of strategic significance for AIG and named executives’ businesses

•
Earned award equals applicable quantitative business result (0% to 150%), multiplied by individual performance scorecard result (0% to 150%), subject to CMRC discretion (-30% to +30%)

•
Payouts capped at 200% of target

•
Subject to clawback

•
2019 payouts ranged from 113%-200% of target reflecting significant improvement in General Insurance; consistent, solid results from Life and Retirement; Net Investment Income performance above benchmarks; and effective management of AIG’s Legacy portfolio with the announcement of an agreement to sell a majority stake in Fortitude

Changes for 2019:

•
All business unit and headquarters metrics are empirical and quantitative in nature

•
All business unit and headquarters metrics reviewed and revised, as needed, to ensure operational and strategic alignment. For example:

◦
Accident Year Combined Ratio, As Adjusted metric for 2019 General Insurance Performance includes actual, instead of average, catastrophe losses

◦
All named executives subject to a general operating expenses reduction metric, essential to our transformation

•
General Insurance scorecard includes a relative Calendar Year Combined Ratio metric

Short-term incentives are designed to drive AIG’s business objectives and strategies and reward for performance delivered during the year. Awards consist of an annual cash target, subject to results achieved against quantitative business unit and headquarters metrics and an individual performance scorecard. This combination of business and individual performance provides an opportunity to incentivize and reward for both leading and lagging indicators of performance, with a focus on guiding the organization towards balancing profitability, growth and risk.

This payout calculation means that:
•
No payout is earned if business results yield zero (even if individual results are greater than zero) and

•
Individual scorecard results cannot account for more than one-third of the total amount earned.

The CMRC also retains the ability to exercise upwards or downwards discretion, ranging from negative 30% to positive 30%, with respect to each named executives’ calculated STI award. The CMRC did not exercise discretion for the 2019 STI awards.
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Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Business Unit and Headquarters Performance

Utilize metrics that are:
•
Appropriate in number and balanced

•
Relative where relevant and feasible

•
Designed to minimize redundancy and overlap

•
Equally challenging across businesses

•
Empirical, operational and quantifiable

The 2019 business unit and headquarters metrics and goals reflect a commitment to sustaining and rewarding a high-performance culture that supports AIG’s business strategies. The metrics are carefully selected to ensure that each business has sufficient metrics that are balanced, minimize redundancy and overlap and are equally challenging across each of the businesses. We employ relative metrics where relevant and feasible. Importantly, the 2019 metrics and goals are also deemed compatible with effective risk management so as not to incentivize excessive risk taking.
Each metric has a threshold, target and maximum performance goal associated with it and a corresponding level of payout:
Performance	Below Threshold	Threshold	Target	Maximum or above
Payout (% of target)	0%	50%	100%	150%
Payouts are interpolated between each hurdle.
2019 quantitative performance results for each of the business scorecards are set forth below.
General Insurance
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Actual	% Achieved	Weighting	% Achieved (Weighted) (1)
Accident Year Combined Ratio, As Adjusted, including Actual Catastrophe Losses(2)	109.2%	104.5%	99.8%	100.8%	139%	60%	84%
Calendar Year Combined Ratio Relative to Peers(2)(3)	Close the gap of combined ratio difference between AIG and the peer group by 1 point	Close the gap of combined ratio difference between AIG and the peer group by 4 points	Close the gap of combined ratio difference between AIG and the peer group by 7 points	8.2 pts	150%	25%	38%
General Operating Expense(2)	No more than 5% over Budget	$4.3 Billion (Budget)	At least 5% less than Budget	$4,052M	150%	15%	23%
General Insurance Quantitative Performance:							144%
(1)
Components in this column do not sum to the total due to rounding.

(2)
We make adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

(3)
AIG measures Calendar Year Combined Ratio relative to peers based on the weighted average (based on net premiums earned) Calendar Year Combined Ratio of the General Insurance Peer Group. See “—Compensation Design—Use of Market Data” on page 52 for detail on the General Insurance Peer Group used for this performance metric. Due to timing of publicly available information, assessment based on results for the 12 months ending June 30, 2019 with respect to AXA Group, Lloyd's of London and Zurich Insurance Group Ltd and for the 12 months ending September 30, 2019 with respect to Chubb Limited and Tokio Marine Holdings, Inc.

582020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Life and Retirement
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Actual	% Achieved	Weighting	% Achieved (Weighted) (1)
Total Transaction Value(2)	$545M	$980M- $1,200M	$1,635M or greater	$1,284M	110%	30%	33%
Normalized Return on Attributed Common Equity(2)	11%	12.5%-13.5%	15%	13.4%	100%	30%	30%
General Operating Expense(2)	No more than 5% over Budget	$1,644M (Budget)	At least 5% less than Budget	$1,597M	129%	20%	26%
Fortitude Quantitative Performance Score	N/A	N/A	N/A	123%	123%	20%	25%
Life and Retirement Quantitative Performance:							113%
(1)
Components in this column do not sum to the total due to rounding.

(2)
We make adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

Investments
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Actual	% Achieved	Weighting	% Achieved (Weighted) (1)
Performance relative to Benchmark(2)	Benchmark minus 100bps	Performance equal to Benchmark	Benchmark plus 100 bps	Benchmark plus 63 bps	132%	45%	59%
Strategic Asset Allocation (SAA)	Liability replicating and long- term asset forecasts complete	Threshold plus 2 lines of business with SAA optimization	Target plus 2 additional lines of business with SAA optimization	Target plus 2 additional lines of business with SAA optimization	125%	25%	31%
General Operating Expense (net of third-party income)(3)	No more than 5% over Budget	$403M (Budget)	At least 5% less than Budget	$385M	145%	10%	15%
Fortitude Quantitative Performance Score	N/A	N/A	N/A	123%	123%	20%	25%
Investments Quantitative Performance:							129%
(1)
Components in this column do not sum to the total due to rounding.

(2)
AIG measures portfolio performance relative to a benchmark based on the estimated return of peers net of risk, taxes, expenses and the risk-free rate. Peer-based benchmarks are constructed and comprised of individual asset-class benchmarks weighted at peer group asset allocations based on statutory filings.

(3)
We make adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

2020 Proxy Statement59

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Fortitude
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Actual	% Achieved	Weighting	% Achieved (Weighted)
Operating Expense Management	No demonstrable expense efficiency ($0-$7.5M)	Partial expense efficiency ($7.5-$15M)	Significant expense efficiency (>$15M)	$33M (excluding Life overhead of $30M)	150%	20%	30%
Monetization of Fortitude	$500M Dividend paid (consistent with the Carlyle agreement)	Reduce AIG’s ownership stake to less than 50% and $500M dividend paid (consistent with the Carlyle agreement)	AIG’s ownership stake reduced to less than 10% and $500M dividend paid (consistent with the Carlyle agreement)	Dividend payment expected on deal closing in mid-2020 and reduced ownership stake to 3.5% pending sale	83%	40%	33%
Operational Readiness	7 external service agreements, Investment Management Agreement (IMA) and revised reinsurance contracts are signed	7 external service agreements, IMA and revised reinsurance contracts are signed and >50% of key performance indicators (KPIs) are being met	7 external service agreements, IMA and revised reinsurance contracts are signed and >75% of KPIs are being met	All Signed; > 80% of KPIs are being met	150%	40%	60%
Fortitude Quantitative Performance:							123%
Headquarters
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Actual	% Achieved	Weighting	% Achieved (Weighted)
Business Unit Quantitative Performance Scores	N/A	N/A	N/A	129%(1)	129%(1)	80%	103%
General Operating Expense(2)	No more than 5% over Budget	$1,642M (Budget)	At least 5% less than Budget	$1,642M	100%	20%	20%
Headquarters Quantitative Performance:							123%
(1)
Represents the weighted average of quantitative performance scores for the following business units, calculated based on 2019 budgeted attributed common equity: General Insurance (46.5%), Life and Retirement (36.9%) and Fortitude (16.6%): (46.5% x 144%) + (36.9% x 113%) + (16.6% x 123%) = 129%.

(2)
We make adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

602020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Individual Performance Scorecards
• Objectives cover four key performance areas • Reward actions that set AIG up for future success
Given our named executives’ importance in setting AIG up for future success and the delivery of our annual results, the CMRC also assesses an individual performance scorecard for each named executive. Objectives are structured to reward actions set out in four key performance areas: financial, strategic, operational and organizational. The objectives reflect areas of importance by individual, segment or business.
Brian Duperreault | President
The table below summarizes the objectives set early in 2019 with respect to each of the four key performance areas and the related achievements considered by the CMRC in assessing Mr. Duperreault’s individual performance:
Area and Summary of Goals	Achievements
Financial Position AIG for long-term, profitable growth and achieve stated financial goals
•
Delivered strong results on key performance metrics for 2019, including:

◦
One-year TSR of 37%, outperforming the median of our peer group

◦
Adjusted Return on Common Equity of 8.3% in 2019 as compared to 2.1% in 2018*

◦
Combined Ratio of 99.6% and Accident Year Combined Ratio, As Adjusted, of 96.0%*

◦
Net Investment Income of  $14.6 billion as compared to $12.5 billion in 2018

Strategic Continue to restore AIG’s position as a leading global insurance company
•
Focused on rebuilding AIG’s reputation and enhancing AIG’s credibility with brokers, clients, colleagues, the investment community, regulators and other key stakeholders, including through:

◦
Meeting with over 20 regulators and visiting 18 countries across AIG’s various key geographies

◦
Speaking at over 20 key conferences

•
Re-established confidence in AIG within the reinsurance community, enabling design of an innovative reinsurance strategy to reduce risk and volatility and preserve capital

•
Made significant progress in de-risking AIG’s Legacy portfolio with the signing of an agreement to sell a majority stake in Fortitude

Operational Refine operating model and execute against transformation program
•
Launched AIG 200, a global multi-year effort focused on the long-term strategic positioning of AIG centered around four core objectives:

◦
achieving underwriting excellence

◦
modernizing AIG’s operating infrastructure

◦
enhancing user and customer experiences

◦
becoming a more unified company

Organizational Enhance AIG reputation for talent and promote diversity and inclusion
•
Developed and implemented high-level talent management and succession process

•
Continued to enhance AIG’s reputation as a diverse and inclusive organization, with key milestones such as achieving recognition on the DiversityInc. Top 50 Companies list

•
Promoted employee resource groups, contributing to membership growing by 16%

•
Implemented unconscious bias training across AIG

•
Formalized creation of team of professionals dedicated to enhancing AIG’s sustainability efforts and improved AIG’s sustainability disclosures in line with stakeholder expectations:

◦
Named AIG’s first Chief Sustainability Officer

◦
Published inaugural report pursuant to the TCFD reporting framework

Brian Duperreault Individual Performance Score: 150%
*
This is a Non-GAAP financial measure. See Appendix A for an explanation of how this measure is calculated from our audited financial statements.

2020 Proxy Statement61

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Based on these accomplishments, the CMRC determined that Mr. Duperreault not only met, but significantly exceeded, expectations in his contributions to AIG in 2019 in all four performance areas. Under his leadership AIG surpassed its stated financial goals and made significant progress in launching AIG 200 while not losing focus on oversight of the turnaround of our General Insurance business. His considerable outreach efforts to all of AIG’s stakeholders, including shareholders, clients, brokers, distribution partners and regulators, among others, helped to restore AIG’s position as a thought leader in the industry and strengthen relationships for the benefit of the company. As a result, the CMRC recommended, and the Board approved, an individual performance score for Mr. Duperreault of 150%, which, when combined with the Headquarters quantitative performance score, resulted in a STI payment of  $5,920,000, representing 185% of target.

622020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Mark D. Lyons | Executive Vice President and Chief Financial Officer
The table below summarizes the objectives set early in 2019 with respect to each of the four key performance areas and the related achievements considered by the CMRC in assessing Mr. Lyons’ individual performance:
Area and Summary of Goals	Achievements
Financial Position AIG for long-term, profitable growth and achieve stated financial goals
•
Provided stewardship in connection with the execution of AIG’s 2019 financial plan, including achieving the following results:

◦
2019 Adjusted Pre-Tax Income of  $5.5 billion as compared to $1.4 billion in 2018*

◦
Financial leverage reduced by 310 basis points in 2019

•
Supported businesses enabling strong results on key financial metrics across AIG’s segments

Strategic Proactively engage with investors and rating agencies and provide execution support for key strategic transactions
•
Strengthened investor engagement by meeting with 19 out of the top 20 active investors

•
Enhanced engagement with rating agencies resulting in a positive change in outlook from S&P Global Ratings

•
Supported the sale of a majority stake in Fortitude

Operational Execute against capital plan and maintain a stringent control environment
•
Oversaw the issuance of  $1.1 billion of senior debt and preferred stock

•
Maintained sufficient liquidity to support continued dividends to common shareholders as planned at $0.32 per share in each quarter, along with authorized dividends to preferred shareholders

•
Implemented three new and significant accounting standards

Organizational Continue to develop and implement succession planning within the Finance organization and promote diversity and inclusion	• Developed various initiatives to identify and foster emerging talent • Improved diversity of candidate slates for open positions in the Finance organization
Mark Lyons Individual Performance Score: 140%
*
This is a Non-GAAP financial measure. See Appendix A for an explanation of how this measure is calculated from our audited financial statements.

Based on these accomplishments, the CMRC determined that Mr. Lyons provided significant contributions to AIG in 2019 beyond achievement of his goals. In particular, against a backdrop of a challenging macroeconomic environment and various enhancements to the Finance organization and technology platforms, Mr. Lyons demonstrated significant stewardship and contributions enabling AIG to meet its financial targets in 2019. Mr. Lyons also balanced his significant responsibilities as Chief Financial Officer with his continued responsibilities as Chief Actuary through August 2019. As a result, the CMRC approved an individual performance score for Mr. Lyons of 140%, which, when combined with the Headquarters quantitative performance score, resulted in a STI payment of  $2,924,000, representing 172% of target.

2020 Proxy Statement63

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Peter Zaffino | President and Global Chief Operating Officer, AIG and Chief Executive Officer, General Insurance
The table below summarizes the objectives set early in 2019 with respect to each of the four key performance areas and the related achievements considered by the CMRC in assessing Mr. Zaffino’s individual performance:
Area and Summary of Goals	Achievements
Financial Position AIG for long-term, profitable growth and achieve stated General Insurance financial goals
•
Achieved General Insurance’s first underwriting profit in several years by executing on a multi-year strategy, delivering the following results for General Insurance in 2019:

◦
Calendar Year Combined Ratio of 99.6%, which represents an 11.8-point improvement as compared to 2018 and led to an 8.2 point improvement relative to peers*

◦
Catastrophe (CAT) Loss Ratio of 4.8% compared to 10.5% in 2018, largely due to a revamped insurance program, improved underwriting strategy, portfolio repositioning and revamped risk appetite*

◦
Accident Year Combined Ratio, As Adjusted, including Actual CAT losses of 100.8%, approximately 370 basis points better than target and an improvement of 940 basis points year-over-year*

•
Reduced General Insurance General Operating Expense to $4.1 billion, which represents a decline of  $600M, or 13%, as compared to 2018*

Strategic
Evolve General Insurance strategic plan to achieve long-term, profitable growth and lead bottom-up planning exercise across AIG to drive rapid, holistic performance improvement through a multi-year strategic initiative

•
Designed global reinsurance strategy and successfully placed critical treaties to materially reduce volatility and General Insurance’s risk profile, reduce the frequency and severity of losses and improve profitability

•
Continued efforts to achieve underwriting excellence through limit reductions, improved application of terms and conditions, clear articulation and adherence to revised risk appetite across all lines

•
Continued to rebuild and enhance AIG and General Insurance’s credibility with brokers, clients, colleagues, the investment community, regulators and other key stakeholders

•
Led the launch of AIG 200, a global multi-year effort focused on the long-term strategic positioning of AIG centred around four core objectives:

◦
achieving underwriting excellence

◦
modernizing AIG’s operating infrastructure

◦
enhancing user and customer experiences

◦
becoming a more unified company

Operational
Drive efforts to streamline end-to-end business processes; increase the quality and speed of decision-making; improve data quality and enhance governance processes; and assess AIG’s global real estate footprint

•
Demonstrated market leadership through disciplined adherence to a well-articulated risk appetite, a commitment to underwriting excellence and aggressive gross and net limit reductions

•
Conducted extensive business reviews across General Insurance to evaluate business plans, reposition businesses and make strategic portfolio optimization decisions

•
Developed strategy to right-size AIG’s real estate portfolio, optimize the overall footprint and improve governance by centralizing real estate and design decisions

Organizational Continue to refine General Insurance organizational structure and promote diversity and inclusion
•
Executed on an aggressive talent agenda: assessing and evaluating talent in critical roles, filling key talent gaps and attracting industry leading talent into the organization, enhancing the diverse talent base and building bench strength

•
Designed and developed leadership training, which is being deployed on a global basis to strengthen core leadership capabilities and equip managers to effectively lead and communicate through change and transformation

•
Developed underwriting technical training curriculum with foundational content deployed in 2019, with more advanced content to be implemented in 2020 across all lines of business

•
Implemented targeted refinements to the General Insurance organization structure

Peter Zaffino Individual Performance Score: 150%
*
This is a Non-GAAP financial measure. See Appendix A for an explanation of how this measure is calculated from our audited financial statements.

642020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Based on these accomplishments, the CMRC determined that Mr. Zaffino significantly exceeded his expected contributions to AIG in 2019. Mr. Zaffino’s leadership was essential to the significantly improved results for the General Insurance business in 2019. While leading that turnaround, Mr. Zaffino led the careful analysis and identification of core operational programs, establishing the framework of AIG 200 to successfully launch a multi-year global effort focused on the long-term strategic positioning of AIG. In light of Mr. Zaffino’s success in his challenging dual role of overseeing the turnaround of the General Insurance business and serving as the executive sponsor of AIG 200, the CMRC approved an individual performance score for Mr. Zaffino of 150%, which, when combined with the General Insurance quantitative performance score, resulted in a calculated STI award that was capped at 200% at target pursuant to our STI plan. As a result, Mr. Zaffino received a STI payment of  $6,000,000.

2020 Proxy Statement65

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Douglas A. Dachille | Executive Vice President and Chief Investment Officer
The table below summarizes the objectives set early in 2019 with respect to each of the four key performance areas and the related achievements considered by the CMRC in assessing Mr. Dachille’s individual performance:
Area and Summary of Goals	Achievements
Financial Position AIG for long-term, profitable growth and achieve stated Investments financial goals
•
Delivered strong investment performance, outperforming its 2019 performance benchmark by 63 basis points

•
Exceeded target expense savings, achieving Investments General Operating Expense (net of third-party income) of  $385 million, a savings of 4.5% from budget*

Strategic Enhance Strategic Asset Allocation (SAA) process; execute separation plan for Fortitude; and develop third-party asset management offerings and capabilities
•
Developed SAA framework for creating a liability-replicating portfolio for any of AIG’s insurance portfolios and achieved SAA optimization for four lines of business in Life and Retirement and two lines of business in General Insurance

•
Provided leadership that resulted in the signed agreement to sell a majority stake in Fortitude

•
Defined framework to refine investment processes, developed marketing support and built infrastructure to better support third-party client needs

Operational Optimize the investments process while ensuring consistent governance standards
•
Built internal hedge fund team to reduce external managers and fees

•
Expanded analytics capabilities, including portfolio optimization tools

•
Utilized artificial intelligence and traditional and alternative data to create platforms that reduce manual tasks and deliver better information to improve investment decisions and risk management

•
Developed innovative tools to help the Investments teams better understand risks within their portfolios and standardize processes

Organizational Attract, retain, develop and reward top Investments talent; promote diversity and inclusion
•
Developed new programs to continue to ensure that employees are placed, developed and compensated in line with market practices and to provide tactical manager training

•
Continued process to attract, retain and develop employees including expanded recruiting efforts to include diverse schools, educational backgrounds and experiences

Douglas Dachille Individual Performance Score: 140%
*
This is a Non-GAAP financial measure. See Appendix A for an explanation of how this measure is calculated from our audited financial statements.

Based on these accomplishments, the CMRC determined that Mr. Dachille’s contributions to AIG in 2019 exceeded expectations. In particular, Mr. Dachille delivered better than expected results on AIG’s investment portfolio, while taking a leadership role with respect to negotiating AIG’s sale of a majority stake in Fortitude. As a result, the CMRC approved an individual performance score for Mr. Dachille of 140%, which, when combined with the Investments quantitative performance score, resulted in a STI payment of  $4,525,000, representing 181% of target.

662020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Kevin T. Hogan | Executive Vice President and Chief Executive Officer, Life and Retirement
The table below summarizes the objectives set early in 2019 with respect to each of the four key performance areas and the related achievements considered by the CMRC in assessing Mr. Hogan’s individual performance:
Area and Summary of Goals	Achievements
Financial Position AIG for long-term, profitable growth and achieve stated Life and Retirement financial goals
•
Delivered consistent financial performance for Life and Retirement, despite challenging markets, including meeting or exceeding all of the business unit performance metrics:

◦
Total Transaction Value of  $1.3 billion*

◦
Normalized Return on Attributed Common Equity of 13.4%*

◦
Below-budget Life and Retirement General Operating Expense of  $1.6 billion*

•
Realized attractive growth opportunities and continued expansion of distribution channels and development of new product strategies

Strategic Strengthen the core while improving customer experience; enhance AIG’s thought leadership with respect to importance of life insurance and saving for retirement
•
Made significant improvements establishing AIG’s Life and Retirement business as a thought leader by launching key strategic initiatives and continuing to serve as an active member of the Alliance for Lifetime Income

•
Developed and implemented comprehensive strategies to improve end-to-end customer experience framework

Operational Incorporate data strategy and enhance asset liability management accountabilities
•
Implemented data science tools to establish necessary infrastructure and data governance procedures and made significant progress on defining data architecture

•
Continued to enhance accountabilities around asset liability management through strategic coordination with Investments and Finance

•
Reviewed and enhanced key risk and control areas

Organizational Implement programs to assess and develop talent in the Life and Retirement business and promote diversity and inclusion
•
Successfully transitioned key roles on Life and Retirement leadership team, including heads of Individual Retirement, Retirement Services, Life Insurance, Financial Distributors and Retail Mutual Funds

•
Improved diverse representation in senior roles

Kevin Hogan Individual Performance Score: 100%
*
This is a Non-GAAP financial measure. See Appendix A for an explanation of how this measure is calculated from our audited financial statements.

As a result of Mr. Hogan’s accomplishments in 2019, the CMRC approved an individual performance score for Mr. Hogan of 100%, which, when combined with the Life and Retirement quantitative performance score, resulted in a STI payment of  $2,542,500, representing 113% of target.

2020 Proxy Statement67

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

In summary, 2019 performance resulted in the following STI awards to each named executive relative to their target:
Named Executive	2019 Target Short-Term Incentive Award	Headquarters/ Business Unit Performance Result	Individual Performance Scorecard Result	2019 Actual Short-Term Incentive Award
Brian Duperreault	$3,200,000	123%	150%	$5,920,000
Mark D. Lyons	$1,700,000	123%	140%	$2,924,000
Peter Zaffino	$3,000,000	144%	150%	$6,000,000
Douglas A. Dachille	$2,500,000	129%	140%	$4,525,000
Kevin T. Hogan	$2,250,000	113%	100%	$2,542,500
2019 Long-Term Incentive Awards
At a Glance:

•
75% performance-based in PSUs (50%) and stock options (25%); 25% time-based in RSUs

•
PSUs based on Accident Year Combined Ratio, As Adjusted, including Average Annual Losses*; Core Normalized Book Value Per Common Share* and Core Normalized Return on Attributed Common Equity* at the end of the three-year period and three-year relative TSR

•
PSU payout capped at 200% of target

•
All equity awards subject to three-year time horizon with cliff vesting

•
Target value established annually informed by market data

•
Actual target grant can reflect up to 150% of the target value, informed by factors, including extraordinary achievements, to provide an incremental incentive for future success and/or to enhance retention

•
Subject to clawback

Changes for 2019:
• Adoption of three-year relative TSR cap for PSUs, limiting payouts to 100% of target if AIG’s three-year TSR ranks below the TSR of the median S&P 500 Insurance Company
*
We make adjustments to U.S. GAAP financial measures for certain of our LTI metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

Long-term incentive awards, made in the form of AIG equity awards under the AIG Long-Term Incentive Plan, represent the largest percentage of a named executive’s annual target compensation opportunity, with 75% in vehicles that reward long-term value creation, performance achievements and stock price appreciation. In considering awards to named executives, there are several design principles that the CMRC considers, including:
✓
Simplicity

✓
Providing a risk-balanced portfolio of incentive vehicles

✓
Aligning performance with AIG’s strategic direction and trajectory that are within management control

682020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

In 2019 the following vehicles and metrics were used:
2019 Long-Term Incentives	Weight in LTI Mix	Performance Metrics	Purpose
Performance Vehicles
Performance Stock Units	50%
•
Accident Year Combined Ratio, As Adjusted, including Average Annual Losses*

•
Core Normalized Book Value Per Common Share*

•
Core Normalized Return on Attributed Common Equity in the final year of the performance period*

•
Three-Year Relative TSR

Reward the achievement of key long-term financial objectives for AIG
Align with focus on overall profitability, use of capital, underlying risk selection, expense discipline, underwriting profitability and shareholder returns

Stock Options	25%	Share price appreciation required for awards to have value	Align with shareholder interests by rewarding stock price appreciation and shareholder value creation
Time Vehicles
Restricted Stock Units	25%	N/A	Further align the financial interests of our executive leadership team with our shareholders while supporting retention
*
We make adjustments to U.S. GAAP financial measures for certain of our LTI metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

All vehicles are subject to a three-year time horizon, with cliff vesting, and are covered by AIG’s clawback policy, further enhancing their long-term alignment with shareholder interests and retention impact. We believe providing this mix of PSUs, stock options and RSUs supports maintaining a high-performance culture and attracting and retaining key talent through competitive compensation opportunities that do not encourage excessive risk-taking.
When determining the appropriate LTI awards to grant, the CMRC considers whether to modify any individual LTI award grants. The actual target LTI award granted can reflect up to 150% of an individual’s target value, based on the CMRC’s assessment of a range of factors, including consideration of the complexity of expected contributions and the desire to enhance retention and/or provide incremental incentive for future success over the three-year performance period.
The CMRC approved modifications to individual LTI awards ranging from 108%-150% for Messrs. Lyons, Zaffino and Dachille. In particular, the CMRC awarded Mr. Zaffino’s 2019 target LTI award at 150% of target value to reflect the significant contribution expected from him in the three-year performance period as the Executive Sponsor of AIG 200, AIG’s multi-year global effort focused on the long-term strategic positioning of AIG.
In 2019 the CMRC approved the following target LTI values and actual target LTI grants for the named executives:
Named Executive	2019 Target LTI Value	2019 Individual Modifier	2019 Target LTI Grant Value
Brian Duperreault	$11,200,000	—	$11,200,000
Mark D. Lyons	$3,300,000	112%	$3,700,000
Peter Zaffino	$5,600,000	150%	$8,400,000
Douglas A. Dachille	$4,250,000	108%	$4,600,000
Kevin T. Hogan	$4,000,000	—	$4,000,000
2020 Proxy Statement69

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

In making the actual awards, the CMRC approved target dollar amounts that are converted into a number of PSUs, RSUs and stock options. The number of PSUs and RSUs is based on the average closing price of AIG common stock over the calendar month preceding the reference date, rounded down to the nearest whole unit. The number of stock options is based on the grant date fair value of a stock option to purchase a share of AIG common stock. In general, the reference date refers to the grant date, the date of offer of employment, or the effective date of a promotion, as applicable.
2019 Performance Awards
Performance Share Units (50%)
The 2019 PSU awards are earned based on performance over the three-year performance period. The performance metrics that apply to 2019 PSU awards seek to balance a long-term perspective across our success at managing risk, delivering profitable growth and generating returns for our shareholders.

*
We make adjustments to U.S. GAAP financial measures for certain of our LTI metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

These performance metrics are fundamental to AIG and other insurance companies. They are also simple, well-defined, easily understood and can be monitored by participants.
Metric	Description	Why It Matters to AIG
Accident Year Combined Ratio, As Adjusted, including Average Annual Losses (Annual Improvement)*
Performance assessed based on annual improvement; if full-year 2021 Accident Year Combined Ratio, As Adjusted, including Average Annual Losses is higher than the beginning of the performance period, the payout for this metric will be capped at target
Combined ratio adjusted for:
•
Catastrophe losses and related reinstatement premiums above / below Average Annual Losses

•
Favorable / unfavorable prior year loss reserve development related to accident years outside of performance period, net of reinsurance premium adjustments

•
Impact of reserve discounting

Measures the underlying risk selection, expense discipline and underwriting profitability of AIG’s General Insurance business
*
We make adjustments to U.S. GAAP financial measures for certain of our LTI metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

702020 Proxy Statement

Executive Compensation  COMPENSATION DISCUSSION & ANALYSIS

Metric	Description	Why It Matters to AIG
Core Normalized Book Value Per Common Share (Annual Growth)*
Performance assessed based on annual growth over three years
Core adjusted attributed common equity further adjusted for:
•
Cumulative dividends paid to common shareholders during performance period

•
Catastrophe losses and related reinstatement premiums above / below Average Annual Losses

•
Adverse development cover deferred gain

Measures the overall profitability and growth of AIG’s Core business, adjusted for cumulative dividends paid to shareholders
Core Normalized Return on Attributed Common Equity*
Core adjusted return on attributed common equity further adjusted for:

•
Alternative investment returns over / under 8% annual yield

•
Catastrophe losses and related reinstatement premiums above / below Average Annual Losses

•
Favorable / unfavorable prior year loss reserve development related to accident years outside of performance period, net of reinsurance premium adjustments

•
Annual update of actuarial assumptions

Performance assessed based on final year of three-year performance period (i.e., Core Normalized Return on Attributed Common Equity in 2021)
Measures the profitability of AIG’s Core business as well as its use of capital, thereby reflecting both earnings and the balance sheet performance
Relative TSR
TSR delivered during the three-year performance period ending December 31, 2021 relative to the other S&P 500 Insurance Companies**
Performance assessed based on three-year relative TSR; if performance is below median peer company, the payout for the entire PSU grant will be capped at target
Measures our success in delivering market competitive returns to shareholders
*
We make adjustments to U.S. GAAP financial measures for certain of our LTI metrics to ensure that results properly reflect management contributions. See Appendix A for an explanation of how these metrics are calculated from our audited financial statements.

**
TSR calculated based on (1) the average stock prices for the month preceding and including the first day of the performance period; and (2) the average stock prices for the final month of the performance period.

In 2019, the CMRC approved threshold, target and maximum performance goals in respect of each metric. Payouts are interpolated between threshold and target, and target and maximum, with no payout awarded for performance below threshold. The maximum payout opportunity of 200% of target reflects ambitious goals that require performance significantly above target. Given the performance goals are deemed to be commercially sensitive, they will be disclosed along with actual performance following the conclusion of the three-year performance period. The CMRC will certify the results in the first quarter of 2022. Any earned PSUs will vest in January 2022. In addition, PSUs accrue dividend equivalent rights in the form of additional PSUs that are delivered if and when the underlying PSUs vest.
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2019 Stock Options (25%)
Named executives’ 2019 stock option awards become exercisable following the completion of a three-year vesting period. All stock options are granted with an exercise price equal to the closing price of the underlying shares on the date of grant. Stock options granted in 2019 will vest in January 2022 and have a 10-year term. We view stock options as performance-based compensation as the value of a stock option is impacted by the price of AIG common stock at the time of vesting.
2019 Time-Based Awards
2019 Restricted Stock Units (25%)
Named executives’ 2019 RSUs will vest in 2022 and be settled in AIG common stock. As with PSUs, RSUs accrue dividend equivalent rights in the form of additional RSUs that are delivered if and when the underlying RSUs vest.
Assessment of 2017 Performance Share Units
The three-year performance period for the 2017 LTI awards ended on December 31, 2019. These awards were comprised of a combination of PSUs (70%) and RSUs (30%). The 2017 PSUs were subject to a relative TSR performance metric, with a relative option adjusted spread (OAS) gating metric. In the first quarter of 2020, the CMRC assessed performance over the three-year performance period and certified the results as follows:
Performance Metric	Weight	Performance Goals			Performance Achievement
		Threshold (50% vests)	Target (100% vests)	Maximum (200% vests)
Relative TSR	100%	25th percentile	50th percentile	75th percentile	0th percentile
Relative OAS	Gating metric	If OAS is less than the 20th percentile relative to peers, the payout level based on relative TSR is reduced by half			N/A
As a result of this performance, awards vested at a rate of 0%.
Named Executive*	2017 PSU Award ($)	2017 PSU Award (Units)	Total Units Vesting (Units)	Value of PSUs on Vesting ($)
Brian Duperreault	$7,724,649	129,543	0	0
Peter Zaffino	$2,749,026	46,776	0	0
Douglas A. Dachille	$2,965,632	43,593	0	0
Kevin T. Hogan	$2,669,021	39,233	0	0
*
Mark Lyons did not receive a PSU award in 2017 as he was not employed by AIG at the time the grants were made.

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Long-Term Incentive Award History
The following table summarizes those awards granted between 2015 and 2019:
Alignment of Pay with the Shareholder Experience

•
Performance-based equity awards made to CEO through 2018 valued at 20% of target

•
Average aggregate realized value of performance-based equity awards made to named executives from 2015-2018 of 18.2%

Our stock has been especially sensitive to market volatility in recent years as the impact of legacy management strategies, particularly in General Insurance, continued to significantly impact financial results. This has led to AIG’s TSR over the three-year period ending on December 31, 2019 ranking below the lower quartile relative to peers. Given the performance-based structure of our executive compensation program, this stock performance has impacted equity payouts and realized equity value for our executives, commensurate with returns to our shareholders.

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The alignment of pay for performance with the experience of our shareholders is evidenced in the value of the performance-based portion of our LTI plan awards granted over the last four years. Relative to the target value at the date of grant, as of December 31, 2019, the value of our PSUs and stock options granted between 2015 and 2018 is substantially below target—an average of 18.2% of target for our named executives. This reflects little or no vesting of PSUs and share price translating into underwater stock options.
PERFORMANCE SHARE UNIT PAY FOR PERFORMANCE HISTORY FOR THE LAST THREE COMPLETED PERFORMANCE CYCLES

PRE-2019 LONG-TERM INCENTIVE PAY FOR PERFORMANCE VALUE OF 2015-2018 PERFORMANCE-BASED AWARDS (PSUS AND STOCK OPTIONS) AS OF DECEMBER 31, 2019*

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Indirect Elements of Compensation
AIG provides named executives with a limited number of benefits and perquisites. These programs are generally aligned with those available to our other employees.
Welfare and Insurance Benefits
Named executives generally participate in the same broad-based health, life and disability benefit programs as AIG’s other employees.
Retirement Benefits
AIG provides retirement benefits to eligible employees. The only plan that named executives actively participate in is a tax-qualified 401(k) plan. All participants, including named executives, receive contributions from AIG in the form of a match worth 100% of the first 6% of their eligible compensation up to the Internal Revenue Service (IRS) compensation limit, which in 2019 was $280,000. In accordance with this limit, named executives received matching contributions up to $16,800 in 2019. AIG also provides a contribution of 3% of eligible compensation to all employees eligible to participate in the 401(k) plan, in addition to the 6% percent matching contribution, subject to IRS limits.
Perquisites
AIG provides limited perquisites to employees, including named executives, to facilitate the performance of their management responsibilities. These perquisites include corporate aircraft usage (including by an executive’s spouse when traveling with the executive on business travel), use of company pool cars and drivers and an annual cash perquisite allowance of  $35,000. An allowance is provided to enable named executives to cover costs associated with formerly offered perquisites, such as financial and estate planning.
The CMRC has approved the use of AIG-owned corporate aircraft and corporate aircraft owned by a third-party vendor by our Chief Executive Officer for personal travel, with an allowance of up to $195,000 per year. Any use for personal travel beyond the allowance must be reimbursed to the Company. The calculation of the cost of any personal corporate aircraft usage is based on the aggregate incremental cost to AIG of the personal travel, which may include, for AIG-owned corporate aircraft, direct operating cost of the aircraft (including with respect to any “deadhead” segments), including fuel, additives and lubricants, maintenance, airport fees and assessments, crew expenses and in-flight supplies and catering, as applicable, and for corporate aircraft owned by a third-party vendor, the cost-per-flight-hour charge by the vendor as well as costs of fuel, taxes, crew expenses and airport fees and assessments, as applicable.
Termination Practices and Policies
AIG provides severance benefits to its named executives to offer competitive total compensation packages, ensure executives’ ongoing retention when considering potential transactions that may create uncertainty as to their future employment with AIG and enable AIG to obtain a release of employment-related claims.
Qualifying Termination	• Termination by AIG without “cause” • Covered named executive terminates for “good reason”, including for qualifying executives after a “change in control”
Severance Payment
•
Pre-determined multiplier applied to:

◦
Salary

◦
Three-year average STI payments

•
Severance multiple is 1.0 or 1.5 depending on an executive’s grade

•
Severance multiple increases to 1.5 or 2.0 for a qualifying termination within two years following a change in control

•
If a qualifying termination occurs within twelve months after a participant experiences a reduction in their base salary or annual STI opportunity, the severance payment will be calculated based on compensation immediately prior to the reduction

See “—Potential Payments on Termination” for more information on AIG’s termination benefits and policies.
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COMPENSATION GOVERNANCE
Role of the CMRC
The CMRC, chaired by Mr. Cornwell, is comprised of five independent directors. The CMRC held seven meetings in 2019, during which the CMRC discharged its duties as set out in the CMRC Charter.
The role of the CMRC and its interplay with management and the Board as a whole are set forth below.

Management	Compensation and Management Resources Committee	Board of Directors
• AIG's Chief Executive Officer makes recommendations to the Committee on compensation for the executive team, including the named executives • As appropriate, other members of the executive team, such as representatives from human resources, will attend meetings to provide opinions and recommendations • No member of management participates in discussions concerning their own compensation	• Determines and approves the goals, achievements and compensation of the Chief Executive Officer • Approves compensation for other senior executives, including all named executives • Oversees AIG's compensation and benefit programs • Oversees AIG's management development and succession planning programs for executive management • Oversees the assessment of risks related to AIG's compensation programs • Reviews periodic updates provided on initiatives and progress in human capital, including diversity and inclusion • Produces this Compensation Discussion and Analysis report on executive compensation • Engages an independent consultant • Oversees compliance with AIG's stock ownership guidelines and clawback policy	• Ratifies the compensation of the Chief Executive Officer • Approves Committee recommendations on compensation philosophy, and the development and implementation of AIG's compensation programs • Approves Committee recommendations on AIG's equity plans

In reaching decisions, the CMRC may invite the opinions of various stakeholders including relevant members of the management team, AIG’s outside counsel and the CMRC’s independent compensation consultant. See “Corporate Governance—Committees” for more information on the structure, role and activities of the CMRC.
The Annual Process
The CMRC has an established annual process for executive compensation decision-making. During the first quarter, the CMRC reviews and approves the performance metrics and goals that will apply to both STI awards and PSU grants. These metrics and goals are set based on AIG’s rigorous budgeting and strategic planning process. The CMRC also reviews and approves base salaries and target compensation levels against a backdrop of the business and individual performance evaluations for the prior year, in addition to compensation relative to peers with relevant experience and skillsets in the insurance and financial services industries where we compete for talent.
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During the year, the CMRC receives updates on performance relative to goals, providing an opportunity to assess potential payouts. Following year-end, the CMRC reviews and assesses final performance in relation to short-term and long-term goals and approves payouts. Discussions regarding individual performance and achievements feed into the start of the process for the following year. The CMRC reviews any relevant feedback from shareholders received during engagement on an ongoing basis to inform their discussions and decisions.
Qualitative Assessment
A central part of the CMRC’s role is applying judgment in making final compensation decisions to ensure outcomes balance rewarding appropriately for performance delivered on a year-on-year basis, equity across the businesses and forward-looking implications. Beyond the business scorecard objectives that were achieved, the individual performance scorecards provide an opportunity to balance financial and operational achievements with judgment regarding how the performance was achieved. This use of judgment, and where appropriate, application of discretion, ensures appropriate and balanced outcomes once all the facts are known at year-end. Factors that were considered in determining 2019 awards for the named executives included strength of execution, importance of results to positioning AIG for long-term sustainable growth and the leadership qualities exhibited.
Input from Independent Compensation Consultants
Since 2005, the CMRC has engaged the services of FW Cook to provide independent advice to the CMRC. In this capacity, FW Cook attends CMRC meetings and:

•
Provides views on:

•
How AIG’s compensation program and proposals for senior executives compare to market practices in the insurance industry, financial services and more broadly;

•
“Best practices” and how they apply to AIG;

•
The design and implementation of current and proposed executive compensation programs;

•
Responds to questions raised by the CMRC and other stakeholders in the executive compensation process;

•
Participates in discussions pertaining to compensation and risk, assessing the process and conclusions; and

•
Participates in discussions on performance goals that are proposed by management for the CMRC’s approval.

The CMRC reviews FW Cook’s appointment annually to assess their relationship with AIG, including members of the CMRC and AIG’s executive officers. The CMRC confirmed that neither FW Cook nor any of its affiliates provides any other services to AIG or its management, other than on director compensation, and that FW Cook had no business or personal relationship with any member of the CMRC or executive officer of AIG that raised a conflict of interest regarding FW Cook’s work for the Board. The CMRC also received information on the fees paid to FW Cook by AIG as a percentage of FW Cook’s total revenue and FW Cook’s ownership of any AIG common stock. Considering this information, the CMRC determined that FW Cook is independent and that its work has not raised any conflict of interest.
During 2019, AIG engaged Johnson Associates to prepare reports presenting market comparisons of total compensation levels for existing employees, new hires and promotions for positions within the CMRC’s purview. In their capacity as the CMRC’s independent advisor, FW Cook reviewed the reports prepared by Johnson Associates prior to consideration by the CMRC. The CMRC performed a review of Johnson Associates’ services and other factors similar to the review of FW Cook described above. This review, coupled with the FW Cook review of the analysis, appropriately addressed any conflict of interest raised by Johnson Associates’ work or business relationship with AIG.
Compensation Risk
AIG remains committed to continually evaluating and enhancing our risk management control environment, risk management processes and enterprise risk management functions. AIG’s compensation practices are essential parts of the Company’s approach to risk management and the CMRC regularly monitors AIG’s compensation programs to ensure they align with sound risk management principles.

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• Annual risk review • Clawback policy • Stock ownership requirements • Anti-hedging and pledging policy
Compensation Risk Review
The CMRC’s charter requires the CMRC to periodically discuss and review the relationship between AIG’s risk management policies and practices and the incentive compensation arrangements applicable to senior executives with the Chief Risk Officer of AIG.
In September 2019, the CMRC considered the annual risk review findings with AIG’s Chief Risk Officer to ensure compensation plans appropriately balance risk and reward. As recommended by AIG’s Chief Risk Officer, the CMRC continued to focus its review on incentive-based compensation plans, which totaled 92 active plans, of which 80 plans made payouts to approximately 62,000 participants for performance year 2018, noting that some employees participate in more than one plan.
ERM conducts the annual risk assessment to evaluate AIG’s active incentive plans. AIG risk officers have assigned a risk rating of low, medium or high to each active incentive plan, taking into account:
•
Whether the plan features include capped payouts and/or deferrals;

•
Whether the plan is covered by the Clawback Policy (see below);

•
Whether the plan design or administration leads to outsized risk taking; and

•
Whether payments are based on pre-established performance goals, including risk-adjusted metrics.

For the 2019 annual risk review, ERM reviewed:
•
All plans, including two legacy plans previously rated medium risk (there were no plans previously rated high risk);

•
2018 incentive payouts versus 2017 payouts to identify any significant variability in payouts that may be indicative of plan features that encourage excessive risk-taking or fraudulent behavior; and

•
Individual performance goals for a sample of senior roles to determine if goals were set appropriately to avoid excessive risk taking.

No incentive plans categorized as high risk in 2019 risk review
At the time of the review, no plans were categorized as high risk. As part of this risk review, and as discussed with the CMRC, ERM concluded that AIG’s compensation policies and practices do not encourage unnecessary or excessive risk-taking and have the appropriate safeguards in place to discourage fraudulent behavior.
Clawback Policy
The intent of this policy is to encourage sound risk management and individual accountability with respect to potentially risky behavior, in accordance with our compensation principles of paying for performance and aligning interests of our executives and employees with those of our shareholders.
Covered Employees	• All executive officers • Any other employees as determined by the CMRC
Covered Compensation
•
Generally, includes any bonus, equity or equity-based award, or any other incentive compensation granted since 2013

•
Compensation paid, and awards granted, while a covered employee is subject to this clawback policy

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Triggering Events
•
Material financial restatement

•
Award or receipt of covered compensation based on materially inaccurate financial statements or performance metrics that are materially inaccurately determined

•
Failure of risk management, including a supervisory role or material violation of AIG’s risk policies

•
An action or omission that results in material financial or reputational harm to AIG

CMRC Authority
•
Determining whether a triggering event has occurred

•
Ability to require forfeiture or repayment of all or any portion of any unpaid covered compensation or covered compensation paid in the 12 months preceding the triggering event

◦
The 12-month time horizon will be extended to a longer period if required by any applicable statute or government regulation

The CMRC will continue to keep the Clawback Policy under review to ensure it affords AIG the appropriate power.
Stock Ownership Guidelines
The CMRC oversees the implementation of stock ownership guidelines that apply to the Chief Executive Officer and named executives, to further align their interests with those of shareholders and provide a meaningful personal interest in sustainable value creation.
Minimum Guidelines	• Chief Executive Officer: 5-times base salary • Other Executive Officers: 3-times base salary
Counted Equity Interests	• Stock owned outright by the officer or their spouse • Earned but unvested share-based awards
Retention Requirement	• Retention of 50% of the shares of AIG common stock received upon the exercise, vesting or payment of equity-based awards granted by AIG until minimum guideline level achieved
Post-Employment Requirement	• Executive officers must continue to comply with their applicable minimum guideline for six months after they cease to be an executive officer
All named executives are currently in compliance with our stock ownership guidelines.
Anti-Hedging and Pledging Policy
AIG’s Code of Conduct and Insider Trading Policy prohibit all employees, including the named executives, from engaging in hedging transactions with respect to any AIG securities, including by trading in any derivative security relating to AIG’s securities. In particular, other than pursuant to an AIG compensation or benefit plan or dividend distribution and other than the warrants issued by AIG in January 2011, no employee may acquire, write or otherwise enter into an instrument that has a value determined by reference to AIG securities, whether or not the instrument is issued by AIG. Examples include put and call options, forward contracts, collars and equity swaps relating to AIG securities. In addition, AIG’s Insider Trading Policy prohibits executive officers and directors from pledging AIG securities. None of AIG’s executive officers or directors have pledged any AIG’s securities.
ADDITIONAL INFORMATION
Use of Non-GAAP Financial Metrics
Certain performance metrics and their associated goals used in AIG incentive plans that named executives participate in are “Non-GAAP financial measures” under SEC rules and regulations. Appendix A explains how these measures are calculated from our audited financial statements.
Tax and Accounting Considerations
The CMRC sets named executive compensation in accordance with our compensation philosophy and continues to believe that attracting, retaining and motivating our employees with a compensation program that supports long-term value creation is in the best interests of our shareholders. In reaching decisions on executive
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Executive Compensation  REPORT OF THE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE

compensation, the CMRC considers the tax and accounting consequences, including those stemming from changes to Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). In accordance with Section 162(m), compensation (including performance-based compensation) in excess of  $1 million paid to covered executive officers in calendar year 2019 generally will not be deductible unless it qualifies for transition relief.
REPORT OF THE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE
The CMRC has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the CMRC recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Form 10-K.
Compensation and Management Resources Committee
American International Group, Inc.
W. Don Cornwell (Chair)
Henry S. Miller
Linda A. Mills
Thomas F. Motamed
Therese M. Vaughan
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2019 COMPENSATION
SUMMARY COMPENSATION TABLE
The following tables contain information with respect to AIG’s named executives. As required by SEC rules, AIG’s named executives include the Chief Executive Officer, Chief Financial Officer and the three other most highly paid executive officers, who each served through the end of 2019.
2019 Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value(3)	All Other Compensation(4)	Total
Brian Duperreault Chief Executive Officer(5)	2019	$1,600,000	$—	$8,613,966	$2,799,997	$5,920,000	$178,306	$257,368	$19,369,637
	2018	$1,600,000	$—	$11,757,189	$4,199,993	$3,040,000	$0	$257,487	$20,854,669
	2017	$1,015,385	$12,000,000(6)	$11,156,834	$16,153,000	$2,133,333	$331,849	$296,460	$43,086,861
Mark D. Lyons Executive Vice President and Chief Financial Officer	2019	$1,000,000	$—	$2,845,654	$924,997	$2,924,000	$0	$60,479	$7,755,130
	2018	$453,846	$—	$178,942	$3,068,721	$1,050,000	$0	$8,379	$4,759,888
Peter Zaffino President and Global Chief Operating Officer, AIG and Chief Executive Officer, General Insurance(5)	2019	$1,365,386	$2,396,867(7)	$6,460,452	$2,099,998	$6,000,000	$0	$65,631	$18,388,334
	2018	$1,250,000	$2,396,867(7)	$4,461,383	$1,593,742	$2,850,000	$0	$68,467	$12,620,459
	2017	$552,885	$—	$4,042,659	$10,206,267	$2,850,000	$0	$40,795	$17,692,606
Douglas A. Dachille Executive Vice President and Chief Investment Officer	2019	$1,250,000	$—	$3,537,883	$1,149,995	$4,525,000	$596	$82,145	$10,545,619
	2018	$1,192,308	$—	$4,461,383	$1,593,742	$2,375,000	$385	$84,578	$9,707,396
	2017	$1,000,000	$—	$11,037,953	$—	$2,200,000	$2,145	$55,469	$14,295,567
Kevin T. Hogan Executive Vice President and Chief Executive Officer, Life and Retirement	2019	$1,250,000	$—	$3,076,398	$999,999	$2,542,500	$338,150	$87,786	$8,294,833
	2018	$1,192,308	$—	$4,198,969	$1,499,999	$2,137,500	$0	$92,693	$9,121,469
	2017	$1,000,000	$—	$10,130,983	$—	$2,090,000	$219,112	$106,575	$13,546,670
Footnotes to 2019 Summary Compensation Table
(1)
2019 Amounts. The “Stock Awards” column represents the grant date fair value of the 2019 PSUs based on target performance and 2019 RSUs that vest based on continued service through the performance period. The 2019 PSUs and 2019 RSUs, together with the 2019 stock options represented in the “Option Awards” column, comprise 2019 LTI awards and were granted under the LTI plan. The following table presents the grant date fair value of the 2019 PSUs at the target and maximum levels of performance:

Name	2019 PSUs Target	2019 PSUs Maximum
Brian Duperreault	$5,742,629	$11,485,258
Mark D. Lyons	$1,897,088	$3,794,176
Peter Zaffino	$4,306,983	$8,613,966
Douglas A. Dachille	$2,358,574	$4,717,148
Kevin T. Hogan	$2,050,917	$4,101,834
See “—Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—2019 Long-Term Incentive Awards” for further information.
Calculation. The amounts reported in the “Stock Awards” and “Option Awards” columns represent the grant date fair value of awards granted in the year, determined in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The amount shown for the awards granted by AIG in 2019 was calculated using the assumptions described in Note 21 to the Consolidated Financial Statements included in AIG’s Annual Report on Form 10-K for the year ended December 31, 2019.
Clawback. All awards represented in the “Stock Awards” and “Option Awards” columns are subject to clawback under the AIG Clawback Policy.
(2)
2019 Amounts. The amounts represent the awards earned under the STI plan for 2019 performance as determined by the CMRC in the first quarter of 2020. 100 percent of the award was vested and paid in March 2020. See “—Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—2019 Short-Term Incentive Awards” for further information.

Clawback. All awards represented in the column are subject to clawback under the AIG Clawback Policy.
(3)
The amounts in this column represent the total change of the actuarial present value of the accumulated benefit, including any payments made during the year, under AIG’s defined benefit (pension) plans, including the Qualified Retirement Plan and the

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Non-Qualified Retirement Plan, as applicable. These Plans are described in “—Post-Employment Compensation—Pension Benefits.” Mr. Duperreault received payments totaling $85,102 during 2019 from the Qualified Retirement Plan.
(4)
Perquisites. This column includes the incremental costs of perquisites and benefits. The following table details the incremental cost to AIG of perquisites received by each named executive in 2019.

Perquisites
Name	Personal Use of Company Pool Cars(a)	Personal Use of Aircraft(b)	Flexible Perquisite Allowance(c)	Other(d)	Total
Brian Duperreault	$1,889	$195,000	$35,000	$0	$231,889
Mark D. Lyons	$0	$0	$35,000	$0	$35,000
Peter Zaffino	$5,152	$0	$35,000	$0	$40,152
Douglas A. Dachille	$21,666	$0	$35,000	$0	$56,666
Kevin T. Hogan	$10,429	$0	$35,000	$16,878	$62,307
(a)
Includes the incremental costs of driver overtime compensation, fuel and maintenance attributable to personal use of company pool cars.

(b)
Includes personal use by Mr. Duperreault and his spouse of AIG-owned corporate aircraft and corporate aircraft owned by a third-party vendor, calculated based on the aggregate incremental cost of the travel to AIG. For use of AIG-owned corporate aircraft, aggregate incremental cost is calculated based on the direct operating cost of the aircraft, including fuel, additives and lubricants, maintenance, airport fees and assessments, crew expenses and in-flight supplies and catering, as applicable. If an aircraft travels empty before picking up or after dropping off Mr. Duperreault or his spouse in connection with personal travel, the cost associated with this “deadhead” segment would be included in the incremental cost attributable to overall travel. For use of corporate aircraft owned by a third-party vendor, aggregate incremental cost is calculated based on the cost-per-flight-hour charge by the vendor as well as costs of fuel, taxes, crew expenses and airport fees and assessments, as applicable. The CMRC has approved an allowance for Mr. Duperreault’s personal use of corporate aircraft of up to $195,000 per calendar year (calculated based on the aggregate incremental cost to AIG). The amount disclosed does not include the cost of any personal use that is reimbursed to AIG.

(c)
Reflects payment of the annual cash perquisite allowance of  $35,000, which the CMRC approved in 2018 in connection with eliminating perquisites such as financial and estate planning.

(d)
Reflects the cost of tax preparation services related to a prior international assignment for Mr. Hogan.

Other Benefits. This column also includes life insurance premiums paid for the benefit of the named executives. All named executives are covered under the AIG Basic Group Life Insurance Plan. For group life insurance, the 2019 company-paid costs were $279 for each of the named executives.
This column also includes matching contributions and non-elective company contributions made by AIG under its 401(k) plan in the amount of  $25,200 for each of the named executives in 2019.
AIG maintains a policy of directors’ and officers’ liability insurance for the directors and officers of AIG and its subsidiaries. The premium for this policy for the year ended September 22, 2019 was approximately $17.3 million and for the year ending September 22, 2020 is approximately $18.3 million.
(5)
Mr. Duperreault also served as President during 2019. Effective January 1, 2020, Mr. Zaffino became President and Global Chief Operating Officer. During 2019, Mr. Zaffino served as Executive Vice President—General Insurance and Global Chief Operating Officer, AIG.

(6)
Represents the payment of Mr. Duperreault’s one-time, make-whole cash award in May 2017 as compensation for unvested equity awards from his former employer forfeited by him in connection with his joining AIG. Payment of the award was made pursuant to Mr. Duperreault’s offer letter dated May 14, 2017.

(7)
Represents the payment of both installments of Mr. Zaffino’s one-time, sign-on cash award paid in February 2018 and February 2019, respectively, in connection with his joining AIG in 2017. Payment of the award was made pursuant to Mr. Zaffino’s offer letter dated July 3, 2017.

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Executive Compensation  2019 Compensation

2019 GRANTS OF PLAN-BASED AWARDS
Total 2019 Grants
The following table details all equity and non-equity plan-based awards granted to each of the named executives in 2019.
2019 Grants of Plan-Based Awards
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (Performance Share Units)(2)			All Other Stock Awards (# of AIG Shares or Units)(3)	All Other Option Awards (# of Securities Underlying Options)(4)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Equity Awards(5)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Brian Duperreault
2019 STI	03/18/19	$0	$3,200,000	$6,400,000	—	—	—	—	—	—	$—
2019 PSUs	03/18/19	—	—	—	64,845	129,689	259,378	—	—	—	$5,742,629
2019 RSUs	03/18/19	—	—	—	—	—	—	64,845	—	—	$2,871,337
2019 Options	03/18/19	—	—	—	—	—	—	—	343,980	$44.28	$2,799,997
Mark D. Lyons
2019 STI	02/19/19	$0	$1,700,000	$3,400,000	—	—	—	—	—	—	$—
2019 PSUs	03/18/19	—	—	—	21,422	42,843	85,686	—	—	—	$1,897,088
2019 RSUs	03/18/19	—	—	—	—	—	—	21,422	—	—	$948,566
2019 Options	03/18/19	—	—	—	—	—	—	—	113,636	$44.28	$924,997
Peter Zaffino
2019 STI	02/19/19	$0	$3,000,000	$6,000,000	—	—	—	—	—	—	$—
2019 PSUs	03/18/19	—	—	—	48,634	97,267	194,534	—	—	—	$4,306,983
2019 RSUs	03/18/19	—	—	—	—	—	—	48,633	—	—	$2,153,469
2019 Options	03/18/19	—	—	—	—	—	—	—	257,985	44.28	$2,099,998
Douglas A. Dachille
2019 STI	02/19/19	$0	$2,500,000	$5,000,000	—	—	—	—	—	—	$—
2019 PSUs	03/18/19	—	—	—	26,633	53,265	106,530	—	—	—	$2,358,574
2019 RSUs	03/18/19	—	—	—	—	—	—	26,633	—	—	$1,179,309
2019 Options	03/18/19	—	—	—	—	—	—	—	141,277	$44.28	$1,149,995
Kevin T. Hogan
2019 STI	02/19/19	$0	$2,250,000	$4,500,000	—	—	—	—	—	—	$—
2019 PSUs	03/18/19	—	—	—	23,159	46,317	92,634	—	—	—	$2,050,917
2019 RSUs	03/18/19	—	—	—	—	—	—	23,159	—	—	$1,025,481
2019 Options	03/18/19	—	—	—	—	—	—	—	122,850	$44.28	$999,999
(1)
Amounts shown reflect the range of possible cash payouts under the STI plan for 2019 performance. Actual amounts earned, as determined by the CMRC (and, in the case of the award granted to Mr. Duperreault, as approved by the Board) in the first quarter of 2020, are reflected in the 2019 Summary Compensation Table under Non-Equity Incentive Plan Compensation. For more information on the 2019 STI awards, including the applicable performance metrics, please see “—Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—2019 Short-Term Incentive Awards.”

(2)
Amounts shown reflect the potential range of 2019 PSUs that may be earned under the LTI Plan. Actual amounts earned are based on achieving pre-established goals across three financial objectives over the 2019—2021 performance period. Results will be certified by the CMRC in the first quarter of 2022. 2019 PSUs were granted under the LTI Plan. For more information on the 2019 PSUs, including the applicable performance metrics, please see “—Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—2019 Long-Term Incentive Awards.” Holders of 2019 PSUs are also entitled to dividend equivalent rights in the form of additional 2019 PSUs beginning with the first dividend record date following the PSU grant date, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered.

(3)
Amounts shown reflect the grant of 2019 RSUs made under the LTI Plan. For more information on these awards, please see “— Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—2019 Long-Term Incentive Awards.” Holders of 2019 RSUs are also entitled to dividend equivalent rights in the form of additional 2019 RSUs beginning with the first dividend record date following the applicable grant date, which are subject to the same vesting conditions as the related RSUs and are paid when such related shares (if any) are delivered.

(4)
Amounts shown reflect the grant of 2019 stock options made under the LTI Plan. For more information on these awards, please see “— Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—2019 Long-Term Incentive Awards.” Stock options granted in 2019 have an exercise price equal to the closing price of the underlying shares on the date of grant.

(5)
Amounts shown represent the grant date fair value of the awards determined in accordance with FASB ASC Topic 718 using the assumptions presented in Note 21 to the Consolidated Financial Statements in AIG’s 2019 Annual Report on Form 10-K.

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Executive Compensation  Holdings of and Vesting of Previously Awarded Equity

HOLDINGS OF AND VESTING OF PREVIOUSLY AWARDED EQUITY
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019
Equity-based awards held at the end of 2019 by each named executive were issued under the incentive plans and arrangements described below. Shares of AIG common stock deliverable under AIG’s performance-based and time-vested equity and option awards will be delivered under the 2013 Omnibus Incentive Plan except as otherwise described below.
The following table sets forth outstanding equity-based awards held by each named executive as of December 31, 2019.
Outstanding Equity Awards at December 31, 2019
								Stock Awards
	Option Awards(1)							Unvested (Not Subject to Performance Conditions)		Equity Incentive Plan Awards (Unearned and Unvested)
Name	Year Granted	Number Exercisable	Number Unexercisable	Equity Incentive Plan Awards (Unexercised and Unearned)	Exercise Price	Expiration Date	Award Type(2)	Number	Market Value(3)	Number	Market Value(3)
Brian Duperreault	2019	—	343,980	—	$44.28	03/18/2029	2019 RSUs	66,011	$3,388,344	—	—
	2018	—	351,170	—	$55.94	03/14/2028	2019 PSUs	—	—	66,010	$3,388,293
	2017	333,333	166,667	1,000,000	$61.82	05/15/2024	2018 RSUs	73,737	$3,784,920	—	—
							2018 PSUs	—	—	73,736	$3,784,868
							2017 RSUs	59,357	$3,046,794	—	—
							2017 PSUs	0	$0	—	—
							Total	199,105	$10,220,058	139,746	$7,173,161
Mark D. Lyons	2019	—	113,636	—	$44.28	03/18/2029	2019 RSUs	21,807	$1,119,353	—	—
	2018	—	8,213	—	$37.68	12/12/2028	2019 PSUs	—	—	21,806	$1,119,301
	2018	52,083	104,167	143,278	$55.55	06/18/2025	2018 RSUs	1,636	$83,975	—	—
							2018 PSUs	—	—	1,636	$83,975
							Total	23,443	$1,203,328	23,442	$1,203,276
Peter Zaffino	2019	—	257,985	—	$44.28	03/18/2029	2019 RSUs	49,507	$2,541,194	—	—
	2018	—	133,256	—	$55.94	03/13/2028	2019 PSUs	—	—	49,507	$2,541,194
	2017	222,000	111,000	667,000	$64.53	07/24/2024	2018 RSUs	27,979	$1,436,162	—	—
							2018 PSUs	—	—	27,979	$1,436,162
							2017 RSUs	21,326	$1,094,663	—	—
							2017 PSUs	0	$0	—	—
							Total	98,812	$5,072,019	77,486	$3,977,356
Douglas A. Dachille	2019	—	141,277	—	$44.28	03/18/2029	2019 RSUs	27,112	$1,391,658	—	—
	2018	—	133,256	—	$55.94	03/13/2028	2019 PSUs	—	—	27,111	$1,391,607
							2018 RSUs	27,979	$1,436,162	—	—
							2018 PSUs	—	—	27,979	$1,436,162
							2017 RSUs	19,974	$1,025,265	—	—
							2017 PSUs	0	$0	—	—
							2016 PSUs	0	$0	—	—
							2015 PSUs	5,979	$306,902	—	—
							Total	81,044	$4,159,987	55,090	$2,827,769
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Executive Compensation  Holdings of and Vesting of Previously Awarded Equity

								Stock Awards
	Option Awards(1)							Unvested (Not Subject to Performance Conditions)		Equity Incentive Plan Awards (Unearned and Unvested)
Name	Year Granted	Number Exercisable	Number Unexercisable	Equity Incentive Plan Awards (Unexercised and Unearned)	Exercise Price	Expiration Date	Award Type(2)	Number	Market Value(3)	Number	Market Value(3)
Kevin T. Hogan	2019	—	122,850	—	$44.28	03/18/2029	2019 RSUs	23,575	$1,210,104	—	—
	2018	—	125,418	—	$55.94	03/13/2028	2019 PSUs	—	—	23,574	$1,210,053
							2018 RSUs	26,334	$1,351,724	—	—
							2018 PSUs	—	—	26,333	$1,351,672
							2017 RSUs	17,977	$922,759	—	—
							2017 PSUs	0	$0	—	—
							2016 PSUs	0	$0	—	—
							2015 PSUs	6,242	$320,401	—	—
							Total	74,128	$3,804,988	49,907	$2,561,725
(1)
Stock Options. Stock options granted in 2019 have an exercise price equal to the closing price of the underlying shares on the date of grant. All of the stock options granted in 2019 will vest in January 2022 and have a 10-year term.

Stock options granted in 2018 have an exercise price equal to the closing price of the underlying shares on the date of grant (except Mr. Duperreault’s options have the same exercise price as those granted to other named executives in March 2018, but were granted one day later after ratification by the Board). All of the stock options granted in 2018 (except for Mr. Lyons’ sign-on award stock options as described below) will vest in January 2021 and have a 10-year term.
Each of Messrs. Duperreault, Lyons and Zaffino received a one-time, sign-on award of stock options upon his joining AIG. These options have seven-year terms and have exercise prices equal to the closing sale price of AIG common stock on the NYSE on the dates of grant. For Mr. Duperreault, his sign-on stock options to purchase 1,500,000 shares of AIG common stock have a grant date of May 15, 2017 and vest as follows:
•
Stock options for 500,000 shares of AIG common stock vest in equal, annual installments on each of the first three anniversaries of the grant date;

•
Stock options for 300,000 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $70.99, but in no event will these stock options vest faster than in equal, annual installments on each of the first three anniversaries of the grant date;

•
Stock options for 300,000 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $80.99; and

•
Stock options for 400,000 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $90.99.

For Mr. Lyons, his sign-on stock options to purchase 299,528 shares of AIG common stock have a grant date of June 18, 2018 and vest as follows:
•
Stock options for 156,250 shares of AIG common stock vest in equal, annual installments on each of the first three anniversaries of the grant date;

•
Stock options for 47,594 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $65.55, but in no event will these stock options vest faster than in annual installments on each of the first three anniversaries of the grant date;

•
Stock options for 46,904 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $75.55; and

•
Stock options for 48,780 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $85.55.

For Mr. Zaffino, his sign-on stock options to purchase 1,000,000 shares of AIG common stock have a grant date of July 24, 2017 and vest as follows:
•
Stock options for 333,000 shares of AIG common stock vest in equal, annual installments on each of the first three anniversaries of the grant date;

•
Stock options for 200,000 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $74.53, but in no event will these stock options vest faster than in equal, annual installments on each of the first three anniversaries of the grant date;

•
Stock options for 200,000 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $84.53; and

•
Stock options for 267,000 shares of AIG common stock vest only if, for twenty consecutive trading days, the closing price per share is at least $94.53.

The sign-on stock options were granted under the 2013 Omnibus Incentive Plan, except 500,000 stock options granted to Mr. Duperreault were granted as an “employment inducement award” under NYSE Listing Rule 303A.08, as approved by the Board, and are otherwise governed by the 2013 Omnibus Incentive Plan. The 500,000 stock options granted outside of the 2013 Omnibus Incentive Plan consist of 100,000 stock options that vest if, for twenty consecutive trading days, the closing price per share is at least
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Executive Compensation  Post-Employment Compensation

$80.99, and 400,000 stock options that vest if, for twenty consecutive trading days, the closing price per share is at least $90.99, each as described above.
(2)
Performance Share Units.

All 2019 and 2018 PSUs are shown at threshold payout and all 2015 PSUs are shown at actual amounts earned. Actual amounts earned for the 2015 PSUs were determined by the CMRC in the first quarter of 2018. For the 2016 and 2017 PSUs, the CMRC assessed performance in the first quarter of 2019 and the first quarter of 2020, respectively, and determined that threshold performance was not met and therefore none of our named executives earned an award. For additional information, see “— Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—Assessment of 2017 Performance Share Units.”
PSUs also accrue dividend equivalent rights in the form of additional PSUs beginning with the first dividend record date following the PSU grant date, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered. The 2015 PSU amounts earned as shown above include the additional PSUs accrued in respect of dividend equivalent rights. 2019 and 2018 PSU amounts also include the additional PSUs accrued in respect of dividend equivalent rights assuming threshold payout. No 2016 or 2017 PSUs were earned and therefore no dividend equivalent rights were earned for such awards.
Whether the 2019 or 2018 PSUs (and related dividend equivalents) will be earned at the level shown or a different level, or at all, depends on AIG performance against metrics over a three-year performance period. Once earned, 2019 and 2018 PSUs (and related dividend equivalents) will vest on January 1, 2022 and January 1, 2021, respectively. The earned 2015 PSUs vested one-third on the first day of January in each of 2018, 2019, and 2020. The one-third of 2015 PSUs that vested in January 2019 is reflected in the 2019 Vesting of Stock-Based Awards table below.
Restricted Stock Units.
RSUs accrue dividend equivalent rights in the form of additional RSUs beginning with the first dividend record date following the applicable grant date, which are subject to the same vesting conditions as the related RSUs and are paid when such related shares (if any) are delivered. The RSU amounts as shown above include the additional RSUs accrued in respect of dividend equivalent rights.
All 2019 and 2018 RSUs (and related dividend equivalents) granted to our named executives will vest on January 1, 2022 and January 1, 2021, respectively, and the 2017 RSUs (and related dividend equivalents) granted to our named executives vested on January 1, 2020.
(3)
Based on the closing sale price of AIG common stock on the NYSE on December 31, 2019 of  $51.33 per share.

VESTING OF STOCK-BASED AWARDS DURING 2019
The following table sets forth the amounts realized in accordance with SEC rules by each named executive as a result of the vesting of stock-based awards in 2019. There were no options exercised in 2019 by any of the named executives.
2019 Vesting of Stock-Based Awards
	Stock-Based Awards Vested in 2019
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Brian Duperreault	—	—
Mark D. Lyons	—	—
Peter Zaffino	—	—
Douglas A. Dachille(1)	120,288	$5,270,495
Kevin T. Hogan(2)	137,016	$5,891,886
(1)
Represents one-third of the earned 2015 PSUs that vested in January 2019 and the RSUs granted under the LTI plan during the search for and transition to a new Chief Executive Officer in 2017 (Transition RSUs) that vested in March 2019 (each based on the value of the underlying shares of AIG common stock on the vesting date).

(2)
Represents one-third of each of the earned 2015 PSUs and 2014 PSUs that vested in January 2019 and the Transition RSUs that vested in March 2019 (each based on the value of the underlying shares of AIG common stock on the vesting date).

POST-EMPLOYMENT COMPENSATION
PENSION BENEFITS
AIG does not have any active defined benefit (pension) plans. Effective January 1, 2016, benefit accruals under AIG’s Qualified Retirement Plan and Non-Qualified Retirement Plan (the Plans) were frozen. At that time, the Plans were closed to new participants and existing participants ceased to accrue additional benefits after December 31, 2015. However, as described below, interest credits continue to accrue on existing cash balance accounts, and participants continue to be able to earn service credits for purposes of vesting and early retirement eligibility subsidies.
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Executive Compensation  Post-Employment Compensation

Before the Plans were frozen, the benefit formula under the Plans was converted from a final average pay formula to a cash balance formula, effective April 1, 2012. The cash balance formula was comprised of pay credits, calculated based on 6 percent of a Plan participant’s annual pensionable compensation, and annual interest credits. Pensionable compensation under the cash balance formula included base salary, commissions, overtime and annual STI awards, with the Qualified Retirement Plan subject to IRS compensation limits and the Non-Qualified Retirement Plan subject to an annual compensation limit of  $1,050,000 in 2015. The Non-Qualified Retirement Plan provides a benefit equal to the portion of the benefit that is not permitted to be paid from the Qualified Retirement Plan due to IRS limits. Pay credits ceased under the Plans on December 31, 2015, but annual interest credits continue (3.34 percent in 2019, based upon the 30-year long-term Treasury rate). This rate is adjusted annually on January 1.
Mr. Duperreault will receive his Non-Qualified Retirement Plan benefit under the final average pay formula for service accrued during his prior period of employment ending in 1994. Messrs. Hogan and Dachille will receive a benefit under the Plans’ cash balance formula. The Plans’ final average pay formula ranges from 0.925 percent to 1.425 percent times average final salary for each year of credited service accrued since April 1, 1985 up to 44 years through December 31, 2015 and 1.25 percent to 1.75 percent times average final pay for each year of credited service accrued prior to April 1, 1985 up to 40 years. For participants who retire after the normal retirement age of 65, the retirement benefit is actuarially increased to reflect the later benefit commencement date. In the case of the Qualified Retirement Plan, participants vest after three years of service and, in the case of the Non-Qualified Retirement Plan, participants vest once they attain either (1) age 60 with five or more years of service or (2) age 55 with ten or more years of service.
Early Retirement Benefits
Each of the Plans provides for reduced early retirement benefits. These benefits are available to all vested participants in the Qualified Retirement Plan. The Non-Qualified Retirement Plan provides reduced early retirement benefits to participants who have reached age 55 with ten or more years of service or to participants who have reached age 60 with five or more years of service. The early retirement reduction factors in the Non-Qualified Retirement Plan are based upon age as of the retirement date and years of credited service. In the case of early retirement, participants in the Plans under the final average pay formula will receive the plan formula benefit projected to normal retirement at age 65 (using average final salary as of the date of early retirement), but prorated based on years of actual service, then reduced by 3, 4 or 5 percent (depending on age and years of credited service at retirement) for each year that retirement precedes age 65. Participants in the Plans will continue to receive service credit on and after the freeze date in determining age and length of service for early retirement subsidies and vesting purposes. Participants in the Qualified Retirement Plan with at least three years of service to AIG have a vested reduced retirement benefit pursuant to which, in the case of termination of employment prior to reaching age 65, such participants may elect to receive a reduced early retirement benefit commencing at any date between their date of termination and age 65.
Death and Disability Benefits
Each of the Plans also provides for death and disability benefits. The death benefit payable to a participant’s designated beneficiary under the Plans will generally equal the participant’s lump sum benefit or cash balance account. Under the Plans, participants who become disabled and receive payments under AIG’s long-term disability plan on and after the freeze date continue to receive service credit in determining age and length of service for early retirement subsidies and vesting purposes for a maximum of three additional years, and participants whose benefit is determined under the cash balance formula continue to receive interest credits to their cash balance account up to the date they commence their benefit.
2019 Pension Benefits
The following table details the accumulated benefits under the pension plans in which each named executive participates. In accordance with SEC rules, these accumulated benefits are presented as if they were payable upon the named executive’s normal retirement at age 65 or current age if older. However, it is important to note that the benefits shown for the named executives are at least partially unvested and could be received at lower levels due to reduced benefits or forfeited entirely if the named executive does not continue to work at AIG for the next several years.
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As of year-end 2019, Messrs. Dachille and Hogan were vested in the Qualified Retirement Plan and eligible to commence benefits under the Plan early. Mr. Duperreault was also vested in his Qualified Retirement Plan benefit and elected to commence his benefit under the Plan in September 2017. In addition, as of year-end 2019, Mr. Duperreault was eligible for normal retirement benefits and Messrs. Dachille and Hogan were eligible for early retirement benefits under the Non-Qualified Retirement Plan.
2019 Pension Benefits
Name	Plan Name	Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During 2019
Brian Duperreault	Qualified Retirement Plan	18.750	$1,186,375	$85,102
	Non-Qualified Retirement Plan	18.750	$206,831	$0
	Total		$1,393,206	$85,102
Mark D. Lyons	Qualified Retirement Plan	0	$0	$0
	Non-Qualified Retirement Plan	0	$0	$0
	Total		$0	$0
Peter Zaffino	Qualified Retirement Plan	0	$0	$0
	Non-Qualified Retirement Plan	0	$0	$0
	Total		$0	$0
Douglas A. Dachille	Qualified Retirement Plan	0.333	$16,899	$0
	Non-Qualified Retirement Plan	0.333	$2,406	$0
	Total		$19,305	$0
Kevin T. Hogan	Qualified Retirement Plan	25.917	$819,411	$0
	Non-Qualified Retirement Plan	25.917	$1,004,036	$0
	Total		$1,823,447	$0
(1)
The named executives had the following years of service with AIG as of December 31, 2019: Mr. Duperreault—24.083; Mr. Lyons—4.500; Mr. Zaffino—2.500; Mr. Dachille—4.333; and Mr. Hogan—30.500.

Mr. Duperreault. Mr. Duperreault has 5.333 fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because, at the time he was originally hired, the Qualified Retirement Plan was contributory and employees received credited service when they began to contribute to the Qualified Retirement Plan. Mr. Duperreault was employed by AIG starting on May 1, 1973, but did not begin to contribute to the Qualified Retirement Plan until January 1, 1976. He accrued pension benefits under the Qualified Retirement Plan and the Non-Qualified Retirement Plan during his employment until his resignation from AIG in September 1994. Mr. Duperreault did not receive a distribution from the Qualified Retirement Plan or the Non-Qualified Retirement Plan at the time of his resignation in September 1994. Mr. Duperreault was vested in his Qualified Retirement Plan benefit at the time of his resignation in September 1994 and elected to commence this benefit in September 2017. He has not received a distribution from the Non-Qualified Retirement Plan. Pursuant to the terms of these Plans, prior service is recognized for vesting and eligibility to participate. Therefore, upon rejoining AIG in May 2017, his prior service was recognized for vesting purposes under the Qualified and Non-Qualified Retirement Plans. Mr. Duperreault’s credited service under the Non-Qualified Retirement Plan is equal to his credited service under the Qualified Retirement Plan because he was not an employee during the time period in which the freeze on service accrual in the Non-Qualified Retirement Plan was applicable. Benefit accruals did not commence for Mr. Duperreault when he rejoined AIG as the Plans were frozen effective January 1, 2016.
Mr. Lyons. Mr. Lyons has 4.5 fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because Mr. Lyons’ actual years of service reflect his prior period of employment from February 1983 to December 1985, as well as his service after he rejoined AIG in June 2018. During his prior period of employment, he received a $745 lump sum cash-out from a prior contributory qualified pension plan, and accrued a small benefit under the Qualified Retirement Plan with respect to his service from April 1985 through December 1985. When Mr. Lyons terminated employment in December 1985, he did not meet the vesting requirements under the Qualified Retirement Plan and did not participate in the Non-Qualified Retirement Plan because it did not exist at that time. Mr. Lyons was not eligible to participate in the Qualified Retirement Plan or the Non-Qualified Retirement Plan when he rejoined AIG in June 2018 because both Plans were frozen.
Mr. Zaffino. Mr. Zaffino has 2.5 fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because he is not a participant in either Plan because he joined AIG after the Plans were frozen effective January 1, 2016.
Mr. Dachille. Mr. Dachille has 4 fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because the Plans were frozen effective January 1, 2016 and credited service accruals ceased under these Plans as of December 31, 2015. Mr. Dachille became a participant in the Qualified Retirement Plan and the Non-Qualified Retirement Plan in September 2015 upon joining AIG. He participates in the Qualified Retirement and Non-Qualified Retirement Plans
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Executive Compensation  Potential Payments on Termination

under the cash balance formula. AIG recognizes prior service by Mr. Dachille to First Principles for purposes of determining vesting and eligibility pursuant to the terms of AIG’s acquisition of First Principles.
Mr. Hogan. Mr. Hogan has 4.583 fewer years of credited service than actual service under the Plans because, at the time he was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in these Plans and received credit for service retroactive to six months of employment. Mr. Hogan was employed by AIG from September 1984 to November 2008 and accrued pension benefits under the Plans during this employment. Mr. Hogan did not receive a distribution from the Plans at the time of his initial resignation. Upon his rehire in October 2013, benefit accruals commenced immediately under the Plans calculated under the cash balance formula, and prior service, pursuant to the terms of the Plans, was recognized for vesting and eligibility purposes. Mr. Hogan’s credited service under the Non-Qualified Retirement Plan is equal to his credited service under the Qualified Retirement Plan because he was not an employee during the time period in which the freeze on service accrual in the Non-Qualified Retirement Plan was applicable. The Plans were frozen effective January 1, 2016 and credited service accruals ceased under these Plans as of December 31, 2015.
(2)
The actuarial present values of the accumulated benefits are based on service and earnings as of December 31, 2019 (the pension plan measurement date for purposes of AIG’s financial statement reporting). The actuarial present values of the accumulated benefits under the Plans are calculated based on payment of a life annuity beginning at age 65, or current age if older, consistent with the assumptions described in Note 22 to the Consolidated Financial Statements included in AIG’s 2019 Annual Report on Form 10-K. As described in that Note, the discount rate assumption is 3.16 percent for the Qualified Retirement Plan. The discount rate assumption is 3.10 percent for the Non-Qualified Retirement Plan. The mortality assumptions are based on the RP-2014 annuitant white collar mortality table projected using the AIG improvement scale.

NONQUALIFIED DEFERRED COMPENSATION
None of the named executive officers participate in a nonqualified deferred compensation plan.
POTENTIAL PAYMENTS ON TERMINATION
Executive Severance Plan
AIG maintains the 2012 Executive Severance Plan (2012 ESP) for AIG executives in grade level 27 or above, including the named executives.
Severance benefits
The 2012 ESP provides for severance payments and benefits upon a termination by AIG without “Cause” or by a qualifying executive (including all of the named executives) for “Good Reason,” including, for qualifying executives, after a “Change in Control.” In the event of a qualifying termination, subject to the participant’s execution of a release of claims and agreement to abide by certain restrictive covenants, a participant is generally eligible to receive:
•
Severance in an amount equal to the product of a multiplier times the sum of base salary and the average amount of STI paid for the preceding three completed calendar years. The multiplier is either 1 or 1.5 depending on the executive’s grade level and increases to 1.5 or 2 for qualifying terminations within two years following a Change in Control. Each of the named executives is eligible for the higher multipliers; and

•
For terminations on and after April 1 of the termination year, a pro-rata annual STI award for the year of termination based on the participant’s target amount and actual company (and/or, if applicable, business unit or function) performance, paid at the same time as such STI awards are regularly paid to similarly situated active employees.

If the qualifying termination occurs within twelve months after experiencing a reduction in base salary or annual STI target, the payments described above are calculated as if the qualifying termination occurred immediately prior to the reduction. Severance generally will be paid in a lump sum.
Participants are also entitled to continued health coverage under COBRA, a $40,000 payment that may be applied towards continued health coverage and life insurance and one year of additional age and service under the Non-Qualified Retirement Plan and the AIG medical plan solely for purposes of determining vesting and eligibility, not benefit accruals. The one year of additional age and service is also used for the purpose of determining eligibility to enroll in retiree medical coverage.
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Restrictive covenants
Pursuant to the release of claims that each participant must execute to receive benefits under the 2012 ESP, each participant is generally prohibited from:
•
Engaging in, being employed by, rendering services to or acquiring financial interests in certain businesses that are competitive with AIG for a period of six months after termination;

•
Interfering with AIG’s business relationships with customers, suppliers or consultants for a period of six months after termination;

•
Soliciting or hiring AIG employees for a period of one year after termination; and

•
Disclosing AIG’s confidential information at any time following termination.

Definitions
Under the 2012 ESP:
•
“Cause” generally means

◦
the participant’s conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (a) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, (b) on a felony charge or (c) on an equivalent charge to those in clauses (a) and (b) in jurisdictions which do not use those designations;

◦
the participant’s engagement in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Exchange Act);

◦
the participant’s violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which AIG or any of its subsidiaries or affiliates is a member; or

◦
the participant’s material violation of AIG’s codes of conduct or any other AIG policy as in effect from time to time.

•
“Change in Control” generally means

◦
individuals who, on the effective date of the 2012 ESP, constitute the Board of Directors of AIG (or subsequent directors whose election or nomination was approved by a vote of at least two-thirds of such directors, including by approval of the proxy statement in which such person is named as a nominee for director) cease for any reason to constitute at least a majority of the Board;

◦
any person is or becomes a beneficial owner of 50 percent or more of AIG’s voting securities (for this purpose, person is as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act);

◦
consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving AIG that results in any person becoming the beneficial owner of 50 percent or more of the total voting power of the outstanding voting securities eligible to elect directors of the entity resulting from such transaction;

◦
a sale of all or substantially all of AIG’s assets; or

◦
AIG’s stockholders approve a plan of complete liquidation or dissolution of AIG.

•
“Good Reason” generally means a reduction of more than 20 percent in the participant’s annual target direct compensation.

Treatment of LTI Awards
The LTI Plan provides for accelerated vesting of outstanding PSUs, RSUs and 2018 and 2019 stock options, as applicable, in certain termination scenarios.
In the case of a participant’s involuntary termination without Cause (defined in the same manner as in the 2012 ESP as set forth above), retirement or disability, (i) the participant’s LTI award will vest, (ii) with respect to PSUs, earned PSUs will be determined based on actual performance for the whole performance period and (iii) 2018 and 2019 stock options will remain exercisable for three years after termination (or retirement or disability). With respect to PSUs granted in 2015 through 2017 and 2017 RSUs, if the participant experiences a qualifying
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resignation after the first year of a performance period (e.g., on or after January 1, 2020 for the 2019-2021 performance period), (i) the participant’s LTI award will vest and (ii) with respect to PSUs, earned PSUs will be determined based on actual performance for the whole performance period. The earned amount of PSUs and full amount of 2018 and 2019 RSUs will be delivered on the normal settlement schedule. Retirement requires attainment of age 60 with five years of service or attainment of age 55 with ten years of service, and a qualifying resignation requires attainment of both (1) age 50 with at least five years of service and (2) age plus years of service equal to at least 60.
In the case of a participant’s death during or prior to adjudication for a performance period or involuntary termination without Cause within 24 months following a Change in Control (defined in the same manner as in the 2012 ESP as set forth above) during a performance period, an amount equal to the participant’s target amount of PSUs (unless the CMRC determines to use actual performance through the date of the Change in Control) and the full amount of 2018 and 2019 RSUs will vest and be delivered to the participant by the later of the end of the calendar year or two and a half months following death or termination. 2018 and 2019 stock options will vest and remain exercisable for three years after death. In no event will any 2018 or 2019 stock options remain exercisable after the initial ten-year expiration date.
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Quantification of Termination Payments and Benefits
The following table sets forth the compensation and benefits that would have been provided to each of the named executives if he had been terminated on December 31, 2019 under the circumstances indicated (including following a Change in Control).
Termination Payments and Benefits for the Named Executive Officers as of December 31, 2019
Name	Annual Short-Term Incentive(1)	Severance(2)	Medical and Life Insurance(3)	Pension Plan Credit(4)	Unvested Options(5)	Unvested Stock Awards(6)	Total
Brian Duperreault
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$3,939,000	$6,280,000	$40,000	$0	$2,425,059	$24,522,343	$37,203,402
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$0	$0
By Executive with Good Reason	$3,939,000	$6,280,000	$40,000	$0	$0	$0	$10,256,000
Qualifying Termination following a Change in Control(7)	$3,939,000	$8,373,333	$40,000	$0	$2,425,059	$24,522,343	$39,296,735
Death	$3,200,000	$0	$0	$0	$2,425,059	$31,631,497	$37,256,556
Disability(8)	$3,939,000	$0	$0	$0	$2,425,059	$24,522,343	$30,883,402
Retirement	$0	$0	$0	$0	$0	$0	$0
Mark D. Lyons
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$2,091,000	$3,075,000	$40,000	$0	$913,241	$3,609,988	$9,729,229
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$0	$0
By Executive with Good Reason	$2,091,000	$3,075,000	$40,000	$0	$0	$0	$5,206,000
Qualifying Termination following a Change in Control(7)	$2,091,000	$4,100,000	$40,000	$0	$913,241	$3,609,988	$10,754,229
Death	$1,700,000	$0	$0	$0	$913,241	$3,609,988	$6,223,229
Disability(8)	$2,091,000	$0	$0	$0	$913,241	$3,609,988	$6,614,229
Retirement	$0	$0	$0	$0	$0	$0	$0
Peter Zaffino
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$4,320,000	$6,375,000	$40,000	$0	$1,818,794	$13,010,204	$25,563,998
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$0	$0
By Executive with Good Reason	$4,320,000	$6,375,000	$40,000	$0	$0	$0	$10,735,000
Qualifying Termination following a Change in Control(7)	$4,320,000	$8,500,000	$40,000	$0	$1,818,794	$13,010,204	$27,688,998
Death	$3,000,000	$0	$0	$0	$1,818,794	$15,564,488	$20,383,282
Disability(8)	$4,320,000	$0	$0	$0	$1,818,794	$13,010,204	$19,148,998
Retirement	$0	$0	$0	$0	$0	$0	$0
Douglas A. Dachille
By AIG for “Cause”	$0	$0	$0	$1,192	$0	$0	$1,192
By AIG w/o “Cause”	$3,225,000	$4,562,500	$40,000	$1,192	$996,003	$9,798,948	$18,623,643
By Executive w/o Good Reason	$0	$0	$0	$1,192	$0	$1,332,167	$1,333,359
By Executive with Good Reason	$3,225,000	$4,562,500	$40,000	$1,192	$0	$1,332,167	$9,160,859
Qualifying Termination following a Change in Control(7)	$3,225,000	$6,083,333	$40,000	$1,192	$996,003	$9,798,948	$20,144,476
Death	$2,500,000	$0	$0	$1,192	$996,003	$12,191,234	$15,688,429
Disability(8)	$3,225,000	$0	$0	$0	$996,003	$9,798,948	$14,019,951
Retirement	$3,225,000	$0	$0	$1,192	$996,003	$9,798,948	$14,021,143
Kevin T. Hogan
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$2,542,500	$4,368,750	$40,000	$0	$866,093	$8,912,890	$16,730,233
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$1,243,161	$1,243,161
By Executive with Good Reason	$2,542,500	$4,368,750	$40,000	$0	$0	$1,243,161	$8,194,411
Qualifying Termination following a Change in Control(7)	$2,542,500	$5,825,000	$40,000	$0	$866,093	$8,912,890	$18,186,483
Death	$2,250,000	$0	$0	$0	$866,093	$11,065,927	$14,182,020
Disability(8)	$2,542,500	$0	$0	$0	$866,093	$8,912,890	$12,321,483
Retirement	$2,542,500	$0	$0	$0	$866,093	$8,912,890	$12,321,483
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Executive Compensation  Potential Payments on Termination

(1)
These amounts represent annual STI payments for which the current named executives would have been eligible pursuant to the 2012 ESP had they been terminated on December 31, 2019. Under the 2012 ESP, earned STI awards are prorated based on the number of full months the executive was employed in the termination year. Except in the case of death, these STI payments are based on the named executive’s target amount and actual business or function performance and paid at the same time such STI awards are regularly paid to similarly situated active employees. In the case of death, a named executive’s STI payment is based on his target amount and paid as soon as administratively possible after the date of death (but in no event later than March 15th of the following year). These amounts would have been solely in lieu of, and not in addition to, the annual STI award for 2019 actually paid to the current named executives as reported in the 2019 Summary Compensation Table.

(2)
Severance would have been paid as a lump sum cash payment as soon as practicable and in no event later than 60 days following the termination date. See the description of the 2012 ESP above for more information on severance payments and benefits.

(3)
The amounts in this column reflect a lump sum payment of $40,000 that can be used to pay for continued healthcare and life insurance coverage following a qualifying termination. None of the current named executives are eligible for company-subsidized retiree medical benefits. The amounts do not include medical and life insurance benefits upon permanent disability or death to the extent that they are generally available to all salaried employees. All of the current named executives are eligible participants under the AIG medical and life insurance plans.

(4)
The amount shown for all of the termination events is the increase, if any, above the accumulated value of pension benefits shown in the 2019 Pension Benefits table, calculated using the same assumptions. Where there is no increase in value, the amount shown in this column is zero. For Messrs. Lyons and Zaffino, the amount shown in the column is zero because they are not participants in the Plans. For information on pension benefits generally, see “—Post-Employment Compensation—Pension Benefits.”

(5)
The amounts in this column represent the total market value of unvested stock options as of December 31, 2019 that would accelerate upon termination, based on the difference between the exercise price of the options and the closing sale price of shares of AIG common stock on the NYSE of $51.33 on December 31, 2019.

For the 2018 and 2019 stock option awards, the amounts in this column include the stock options vesting in the case of a named executive’s involuntary termination without Cause, involuntary termination without Cause within 24 months following a Change in Control, retirement, death or disability. The vested 2018 and 2019 stock options will remain exercisable for three years after each termination scenario. In no event will any 2018 or 2019 stock options remain exercisable after the initial ten-year expiration date.
As described above under “—Holdings of and Vesting of Previously Awarded Equity—Outstanding Equity Awards at December 31, 2019”, Messrs. Duperreault, Lyons and Zaffino each, in connection with joining AIG, were granted stock options with a seven-year term pursuant to each executive’s stock option award agreement. The time-vesting options portion of each executive’s award (500,000 options for Mr. Duperreault, 156,250 options for Mr. Lyons and 333,000 options for Mr. Zaffino) vest in equal, annual installments on each of the first three anniversaries of the respective award grant date and the remaining portion of each executive’s award (1,000,000 options for Mr. Duperreault, 143,278 options for Mr. Lyons and 667,000 for Mr. Zaffino) vests based on the stock performance of AIG common stock (the Performance-Vesting Options). Upon a termination by AIG without Cause or by the executive for Good Reason, or upon the executive’s death or disability, all time-vesting options will vest and remain exercisable for three years after termination, and the unvested Performance-Vesting Options will continue to be eligible to vest based on stock performance and remain exercisable for three years after termination. Based on the closing sale price on December 31, 2019 of shares of AIG common stock, no Performance-Vesting Options would vest upon termination as of December 31, 2019. In no event will any stock options remain exercisable after the initial seven-year expiration date. Upon any other termination, including for Cause by AIG or by the executive other than for Good Reason, all unvested stock options immediately terminate and are forfeited.
(6)
The amounts in this column represent the total market value (based on the closing sale price on the NYSE of $51.33 on December 31, 2019) of shares of AIG common stock underlying unvested equity-based awards as of December 31, 2019.

For the 2015 PSU awards, the amounts in this column include the one-third of the named executive’s actual earned PSUs for the 2015-2017 performance period (as determined by the CMRC in the first quarter of 2018) that vested in January 2020 in the case of a named executive’s involuntary termination without Cause, involuntary termination without Cause within 24 months following a Change in Control, retirement or disability or if the named executive experienced a qualifying resignation. 2015 PSU award amounts also include additional PSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and performance conditions as the related PSUs and were paid when such related earned shares were delivered.
The amounts in this column do not include any 2016 PSU awards. In the first quarter of 2019, the CMRC certified the results for the 2016-2018 performance period and determined that threshold performance was not met and therefore none of our named executives earned an award.
The amounts in this column do not include any 2017 PSU awards. In the first quarter of 2020, the CMRC certified the results for the 2017-2019 performance period and determined that threshold performance was not met and therefore none of our named executives earned an award. See “—Compensation Discussion and Analysis—2019 Compensation Decisions and Outcomes—Assessment of 2017 Performance Share Units” for further information.
In addition, the amounts in this column include, for all of the named executives, the outstanding 2018 and 2019 PSU awards assuming target performance and the full amount of their RSU awards, except that the amounts shown for a termination by executive with or without Good Reason for Messrs. Dachille and Hogan include 2017 RSUs that are eligible for qualifying resignation treatment under the LTI Plan. Qualifying resignation treatment is only available upon a voluntary termination after the first year of a performance period for participants who meet the age and years of service requirements. 2018 and 2019 PSU and RSU awards are not eligible for qualifying resignation treatment. For the 2018 and 2019 PSU awards, the actual number of PSUs (if any) vesting upon a qualifying termination by AIG without Cause, by executive with or without Good Reason, disability, retirement and, in certain circumstances, following a Change in Control, would be based on actual performance.
2018 PSU, 2019 PSU and RSU award amounts also include additional PSUs and RSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and, in the case of the PSUs, performance, conditions as the related PSUs and RSUs, and are paid when such related shares (if any) are delivered. 2018 and 2019 PSU amounts include the additional PSUs accrued in respect of dividend equivalent rights assuming target performance.
(7)
This row includes amounts that would be paid under the 2012 ESP upon a termination by AIG without Cause or by the executive for Good Reason within 24 months following a Change in Control. Under the outstanding PSU and RSU awards, the amounts in this row include only termination by AIG without Cause within 24 months following a Change in Control, with the amount of PSUs vesting shown

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Executive Compensation  Pay Ratio

(a) at the one-third of the actual amounts earned for the 2015 PSUs (as determined by the CMRC in the first quarter of 2018) that vested in January 2020, (b) at the actual amounts earned for the 2016 PSUs (which was unearned) as determined by the CMRC in the first quarter of 2019, (c) at the actual amounts earned for the 2017 PSUs (which was unearned) as determined by the CMRC in the first quarter of 2020 and (d) at target for the 2018 and 2019 PSUs. However, with respect to the 2018 and 2019 PSUs, for a Change in Control that occurs following a performance period, the actual PSUs vesting, if any, would be based on actual performance, and for a Change in Control that occurs during a performance period, the CMRC may determine to use actual performance through the date of the Change in Control rather than target performance to determine the actual PSUs vesting, if any.
(8)
Amounts shown in this row represent the amounts the executive would be entitled to receive upon experiencing a disability.

PAY RATIO
The 2019 annual total compensation of the median employee identified by AIG (as described below) was $67,403, and the 2019 annual total compensation of Mr. Duperreault, AIG’s Chief Executive Officer, was $19,369,637. Accordingly, AIG’s estimated 2019 pay ratio was 1 to 288.
As permitted by SEC rules, AIG used the same median employee as last year for the pay ratio calculation. Based on its review of changes in the employee population and pay practices, AIG determined, based on reasonable belief, that no change occurred that would significantly change our pay ratio. To identify the median employee, AIG used its active employee population (including both full-time and part-time employees) as of October 1, 2017 and used 2016 annual total compensation for that population comprising (i) base salary, which was annualized for full-time and part-time employees hired during 2016, (ii) overtime payments, (iii) target STI and LTI awards, in each case using 2017 targets for employees hired during 2016 who were not eligible for 2016 awards and (iv) sales incentives. For employees hired in 2017 (and who therefore did not have 2016 compensation), AIG used 2017 annual total compensation comprising (a) annualized base salary, (b) an estimate of annual overtime payments based on a calculation of median 2016 overtime payments, (c) 2017 target STI and LTI awards and (d) an estimate of annual sales incentives based on a calculation of median 2016 sales incentives.
As required by SEC rules, after identifying our median employee (who is located in the U.S.), we calculated 2019 annual total compensation for both our median employee and Mr. Duperreault using the same methodology that we use to determine our named executive officers’ annual total compensation for the Summary Compensation Table.
SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. In addition, the median employee’s annual total compensation is unique to that individual and therefore is not an indicator of the annual total compensation of any other individual or group of employees.
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Equity Compensation Plan Information
Equity Compensation Plan Information

The following table provides information about shares of AIG common stock that may be issued under compensation plans as of December 31, 2019.
Equity Compensation Plan Information
Plan Category	Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Third Column)
Equity compensation plans approved by security holders	2007 Stock Incentive Plan	3,089(3)	$—	0(4)
	2010 Stock Incentive Plan	24,727(3)	$—	0(4)
	2013 Omnibus Incentive Plan	26,432,747(5)	$53.14(6)	31,537,171(7)
Equity compensation plans not approved by security holders	Inducement Option Award	500,000(8)	$61.82(6)	0
Total		26,960,563	$53.66(6)	31,537,171
(1)
Shares underlying RSUs and PSUs are deliverable without the payment of any consideration, and therefore these awards have not been taken into account in calculating the weighted-average exercise price.

(2)
At December 31, 2019, AIG was also obligated to issue 42,130 shares in connection with previous exercises of options with delivery deferred.

(3)
Represents shares reserved for issuance in connection with DSUs.

(4)
No future awards will be made under these plans.

(5)
Represents shares reserved for issuance in connection with time-vested DSUs and in connection with 2015 PSUs (at actual amounts earned and including related dividend equivalents), 2018 and 2019 PSUs (at target level of performance and including related dividend equivalents), RSUs (and related dividend equivalents) and options. 2016 and 2017 PSUs were not earned.

(6)
Represents the weighted average exercise price of outstanding options.

(7)
Represents shares reserved for future issuance under the 2013 Omnibus Incentive Plan (which replaced the 2010 Stock Incentive Plan for awards granted on or after May 15, 2013). The number of shares available for issuance under the 2013 Omnibus Incentive Plan will increase if and to the extent that (i) outstanding awards under the 2010 Stock Incentive Plan are forfeited, expire, terminate or otherwise lapse or are settled in cash in whole or in part or (ii) outstanding awards under the 2013 Omnibus Incentive Plan are forfeited, expire or are settled in cash in whole or in part, each as provided by the 2013 Omnibus Incentive Plan. In addition, the number of shares available for issuance under the 2013 Omnibus Incentive Plan may increase or decrease depending on actual performance and the number of 2018 and 2019 PSUs earned.

(8)
Represents shares reserved for future issuance in connection with options granted to Mr. Duperreault outside of the 2013 Omnibus Incentive Plan as an “employment inducement award” under NYSE Listing Rule 303A.08. See “Executive Compensation—Holdings of and Vesting of Previously Awarded Equity” for further information on this award.

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Proposal 2—Non-Binding Advisory Vote to Approve Executive Compensation
Proposal 2—Non-Binding Advisory Vote to Approve Executive Compensation

PROPOSAL 2— Advisory Vote to Approve Executive Compensation (Say on Pay)
What am I voting on?
We are asking shareholders to approve the 2019 compensation of AIG’s named executives as disclosed in the Proxy Statement.
Voting Recommendation
✔
FOR the 2019 compensation of AIG’s named executives.

Pursuant to the rules of the SEC, AIG must submit to shareholders at least once every three years a non-binding shareholder advisory vote to approve the compensation of AIG’s executives as disclosed in the annual Proxy Statement. In 2019, our Board unanimously recommended, and our shareholders agreed, that the say-on-pay advisory vote occur annually as a corporate governance best practice. Accordingly, this Proposal 2 gives holders of AIG common stock the opportunity to vote for or against the following resolution:
RESOLVED: that the holders of the common stock of American International Group, Inc. (the Company) approve the compensation of the Company’s named executives, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and disclosure contained in the Proxy Statement.
Because this resolution relates to the information about executive compensation contained in this Proxy Statement, under “Executive Compensation” beginning on page 41, shareholders should review that information in considering their vote on this Proposal.
The results of the vote on this resolution will not be binding on AIG’s Board, will not overrule any decisions the Board has made and will not create any duty for the Board to take any action in response to the outcome of the vote. However, the CMRC values the feedback received from this advisory vote and may, in its sole discretion, take into account the outcome of the vote in analyzing and evaluating future compensation opportunities. We will include an advisory vote on executive compensation on an annual basis at least until the next shareholder advisory vote on the frequency of such votes (no later than our 2025 Annual Meeting of Shareholders).
AIG STATEMENT IN SUPPORT
The Board and CMRC support this resolution because they believe that our compensation program is appropriately designed to incentivize and reward performance that supports long-term value creation, while taking into account the experience of our shareholders. This is achieved through a balanced pay mix that is weighted towards at-risk pay, featuring performance-based pay with a combination of performance metrics that focus on insurance profitability and operational excellence in alignment with AIG’s strategic priorities.
Given the results of our 2018 and 2019 say-on-pay votes, a key focus of our ongoing engagement with shareholders in 2019 was to further understand their views with respect to our executive compensation programs. In response to feedback received during our engagement meetings, the CMRC made several changes to AIG’s executive compensation programs. The Board and CMRC are committed to an ongoing dialogue with shareholders and view these discussions and feedback as important input into the review of AIG’s executive compensation practices. A more detailed description of compensation-related feedback from shareholders and changes made in response is included under “Executive Compensation—Compensation Discussion and Analysis—Shareholder Engagement” beginning on page 50.
The Board believes that our 2019 compensation programs and the decisions made by the CMRC and the Board with respect to 2019 pay reflect alignment with the experience of our shareholders. AIG’s financial performance in 2019 reflected the significant progress being made on the execution of management’s strategy to position AIG for long-term, sustainable and profitable growth. These strong results are reflected in the decisions we made with respect to our 2019 STI program. Nevertheless, our stock has been especially sensitive to market
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volatility in recent years as the impact of legacy management strategies, particularly in General Insurance, continued to impact AIG’s TSR, which ranked below the lower quartile of our peers over the three-year period ending on December 31, 2019. Given the performance-based structure of our executive compensation program, this stock performance has impacted equity payouts and realized equity value for our executives, commensurate with returns to our shareholders.
The Board remains committed to executive compensation programs that attract, retain, reward and incentivize a committed world-class team of executives as AIG continues its journey to become both a leading insurance franchise and a top performing company. Our 2019 compensation program and pay decisions are described in more detail under the heading “Executive Compensation—Compensation Discussion and Analysis” beginning on page 42.
RECOMMENDATION
Your Board of Directors unanimously recommends a vote FOR this resolution.
2020 Proxy Statement97

Background to Proposals 3 and 4
Background to Proposals 3 and 4

KEY ELEMENTS OF OUR PROPOSALS TO PRESERVE LONG-TERM BENEFITS OF AIG’S TAX ATTRIBUTES
The following are key elements of our proposals to preserve long-term benefits of AIG’s tax attributes. Please read the full description of these proposals below, which include certain defined terms, before you vote.
• At December 31, 2019, AIG had U.S. federal net operating loss carryforwards of approximately $6.8 billion (tax effected) and $2.2 billion in foreign tax credit carryforwards.
• AIG’s ability to utilize these tax attributes to offset future tax liability may be significantly limited if AIG experiences an “ownership change” as defined in Section 382 of the Code.

•
The Protective Amendment to AIG’s Amended and Restated Certificate of Incorporation and the American International Group, Inc. Tax Asset Protection Plan (the TAP Plan) are designed to prevent and deter certain transfers of AIG securities that would result in an ownership change under the Code.

•
The Board is recommending that AIG’s shareholders (i) approve the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation, which extends the Protective Amendment for another three years from the date of the 2020 Annual Meeting and (ii) ratify Amendment No. 3 to the TAP Plan, which extends the expiration date of the TAP Plan to December 11, 2022.

SUMMARY
AIG has significant deferred tax assets, which AIG may be able to use to offset future tax liability. At December 31, 2019, AIG had U.S. federal net operating loss carryforwards of approximately $6.8 billion (tax effected) and $2.2 billion in foreign tax credit carryforwards (collectively, the Tax Attributes). The Tax Attributes are part of net deferred tax assets of AIG’s U.S. consolidated income tax group.
AIG’s ability to utilize such Tax Attributes to offset future tax liability may be significantly limited if AIG experiences an “ownership change” as defined in Section 382 of the Code. In general, an ownership change will occur when the percentage of AIG’s ownership (by value) by one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50 percentage points over the lowest percentage owned by such shareholders at any time during the prior three years (calculated on a rolling basis). An entity that experiences an ownership change generally will be subject to an annual limitation on its pre-ownership change tax losses and credit carryforwards equal to the equity value of the corporation immediately before the ownership change, multiplied by the long-term, tax-exempt rate posted monthly by the IRS (subject to certain adjustments). The annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The limitation on AIG’s ability to utilize its Tax Attributes arising from an ownership change under Section 382 would depend on the value of AIG’s equity at the time of any ownership change.
For the purpose of determining whether there has been an “ownership change,” the change in ownership as a result of purchases by “5-percent shareholders” will be aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such purchases. If AIG were to experience an “ownership change,” it is possible that a significant portion of the Tax Attributes would expire before AIG would be able to use them to offset future tax liability.
In order to preserve the benefits of the Tax Attributes, the Board first proposed Article Thirteen to AIG’s Amended and Restated Certificate of Incorporation (Article Thirteen) and adopted the TAP Plan in 2011, which were approved and ratified, respectively, by AIG’s shareholders at that year’s Annual Meeting of Shareholders. Both Article Thirteen and the TAP Plan had initial expiration dates of three years from adoption. In light of the continuing significance of the Tax Attributes, in both 2014 and 2017, the Board extended the term of the TAP Plan for three years and recommended for shareholders to continue Article Thirteen for another three-year period. AIG’s shareholders once again ratified and approved the Board’s actions at both the 2014 and 2017 Annual Meeting of Shareholders. The Tax Attributes continue to have significant value to AIG, and after careful consideration, the Board believes the most effective way to continue to preserve the benefits of the Tax Attributes for long-term shareholder value is to (i) amend and restate AIG’s Amended and Restated Certificate of Incorporation to adopt a successor to Article Thirteen thereto (such successor, the Protective Amendment) that contains substantially the same terms as the current Article Thirteen but expires on the third anniversary of the date of the 2020 Annual Meeting (current Article Thirteen expires by its terms at the close of business on
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Background to Proposals 3 and 4

June 28, 2020) and (ii) amend the TAP Plan to extend the expiration date by approximately three years to December 11, 2022. Both the proposed Amended and Restated Certificate of Incorporation and the amended TAP Plan reflect certain other immaterial changes that do not substantively affect shareholder rights, as described below under Proposals 3 and 4.
The Protective Amendment, which is designed to prevent certain transfers of AIG securities that could result in an ownership change, is described below under Proposal 3, and its full terms can be found in Article Thirteen of the proposed Amended and Restated Certificate of Incorporation found in the accompanying Appendix B, which also shows the changes compared to the current Amended and Restated Certificate of Incorporation, with deletions indicated by strikeouts and additions indicated by double underlining.
The Board adopted the TAP Plan on March 9, 2011, pursuant to which AIG previously issued a dividend of one right per each outstanding share of AIG common stock payable to AIG’s shareholders of record as of the close of business on March 18, 2011 and to holders of AIG common stock issued after that date, with terms designed to deter transfers of AIG common stock that could result in an ownership change. The TAP Plan is designed to deter any person from buying AIG common stock (or any interest in AIG common stock) if the acquisition would result in a shareholder owning 4.99 percent or more of the then-outstanding AIG common stock. On January 8, 2014, the Board adopted Amendment No. 1 to the TAP Plan (Amendment No. 1), which extended the expiration date of the TAP Plan to January 8, 2017 and also made minor technical changes to the TAP Plan. On December 14, 2016, the Board adopted Amendment No. 2 to the TAP Plan (Amendment No. 2), which extended the expiration date of the TAP Plan to December 14, 2019. On December 11, 2019, the Board adopted Amendment No. 3 to the TAP Plan (Amendment No. 3), which extends the expiration date of the TAP Plan to the close of business on December 11, 2022 (subject to other earlier termination events as described in the TAP Plan identical to the events that were included in the TAP Plan prior to Amendment No. 3). The TAP Plan, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, is described below under Proposal 4, and its full terms, and those of the TAP Plan, can be found in the accompanying Appendices C, D, E and F. Unless the context otherwise requires, all references herein to the TAP Plan refer to the TAP Plan as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto.
In accordance with the terms of the TAP Plan, the Board is asking AIG’s shareholders to ratify Amendment No. 3 at the Annual Meeting. AIG’s By-laws and other governing documents and applicable law do not require shareholder ratification of Amendment No. 3. However, AIG considers this proposal for shareholders to ratify Amendment No. 3 to be an important opportunity for AIG’s shareholders to provide direct feedback on an important issue of corporate governance. If AIG’s shareholders do not ratify Amendment No. 3, the Board will consider whether or not to terminate the TAP Plan. But, because the Board owes fiduciary duties to all shareholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of AIG and all of its shareholders to terminate the TAP Plan, and may not rely solely on the shareholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the TAP Plan in place notwithstanding the failure of shareholders to ratify Amendment No. 3. Likewise, even if Amendment No. 3 is ratified by shareholders, the Board may at any time during the term of the TAP Plan determine, in the exercise of its fiduciary duties, that the TAP Plan should be terminated.
The Board urges shareholders to carefully read each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the TAP Plan” and the full terms of the proposed Amended and Restated Certificate of Incorporation and the TAP Plan.
It is important to note that neither measure offers a complete solution and an ownership change may occur even if the Protective Amendment is adopted and Amendment No. 3 is ratified. There are limitations on the enforceability of the Protective Amendment against shareholders who do not vote to adopt it that may allow an ownership change to occur, and the TAP Plan may deter, but ultimately cannot block, transfers of AIG common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of the Tax Attributes. Accordingly, the Board recommends that shareholders (i) amend and restate AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment and (ii) ratify Amendment No. 3.
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Background to Proposals 3 and 4

CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE AMENDMENT AND THE TAP PLAN
The Board believes that attempting to protect AIG’s Tax Attributes is in AIG’s and its shareholders’ best interests. However, AIG cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted and Amendment No. 3 is ratified. Please consider the items discussed below in voting on Proposals 3 and 4.
The IRS has not audited or otherwise validated the amount of Tax Attributes. The IRS could challenge the amount of Tax Attributes, which could limit AIG’s ability to use the Tax Attributes to reduce its future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, AIG cannot assure you that the IRS will not claim that AIG experienced an ownership change and attempt to reduce or eliminate the benefit of the Tax Attributes even if the Protective Amendment and the TAP Plan are in place.
CONTINUED RISK OF OWNERSHIP CHANGE
Although the Protective Amendment and the TAP Plan are intended to reduce the likelihood of an ownership change, AIG cannot provide assurance that they would prevent all transfers of AIG securities that could result in such an ownership change. In particular, absent a court determination, AIG cannot provide assurance that the Protective Amendment’s restrictions on acquisition of AIG common stock will be enforceable against all of our shareholders, and they may be subject to challenge on equitable grounds, as discussed below under Proposal 3.
ANTI-TAKEOVER EFFECT
The reason the Board adopted the Protective Amendment and extended the TAP Plan is to continue to preserve the long-term value of the Tax Attributes. The Protective Amendment, if adopted by shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate 4.99 percent or more of AIG common stock. Similarly, while the TAP Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because any person or group acquiring 4.99 percent or more of the outstanding AIG common stock (an Acquiring Person) may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if adopted by our shareholders, and the TAP Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of AIG’s securities.
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Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation
Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation

PROPOSAL 3— Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation
What am I voting on?
We are asking shareholders to approve the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment, which is designed to prevent certain transfers of AIG securities that could result in an ownership change under Section 382 of the Code and, therefore, materially inhibit AIG’s ability to use the Tax Attributes to reduce future income taxes.
Voting Recommendation
✔
FOR the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation.

For the reasons discussed above under “Background to Proposals 3 and 4,” the Board recommends that shareholders amend and restate AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment. The Protective Amendment is a successor to, and is substantively the same as, current Article Thirteen of AIG’s Amended and Restated Certificate of Incorporation, except that the Protective Amendment would expire on the third anniversary of the date of the 2020 Annual Meeting. The current Article Thirteen expires at the close of business on June 28, 2020. Similar to the current Article Thirteen, the Protective Amendment is designed to prevent certain transfers of AIG securities that could result in an ownership change under Section 382 of the Code and, therefore, materially inhibit AIG’s ability to use the Tax Attributes to reduce future income taxes. The Board believes it is in AIG’s and AIG shareholders’ best interests to adopt the Protective Amendment to help avoid this result.
The purpose of the Protective Amendment is to protect long-term value to AIG of its accumulated Tax Attributes by limiting direct or indirect transfers of AIG common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99 percent or more of AIG common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while generally allowing purchasers to receive their money back from prohibited purchases. In order to continue to implement these transfer restrictions, the Protective Amendment must be adopted.
The proposed Amended and Restated Certificate of Incorporation also reflects certain other immaterial changes, as described below.
The Board has adopted resolutions approving and declaring the advisability of amending and restating AIG’s Amended and Restated Certificate of Incorporation as described below and as provided in the accompanying Appendix B, subject to shareholder adoption.
The following description of the proposed Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the full text of the proposed Amended and Restated Articles of Incorporation, which can be found in the accompanying Appendix B, which also shows the changes compared to the current Amended and Restated Certificate of Incorporation, with deletions indicated by strikeouts and additions indicated by double underlining. Please read the proposed Amended and Restated Articles of Incorporation in its entirety as the discussion below is only a summary.
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Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation

DESCRIPTION OF PROTECTIVE AMENDMENT
PROHIBITED TRANSFERS
The Protective Amendment generally will restrict any direct or indirect transfer of AIG common stock (such as transfers of AIG securities that result from the transfer of interests in other entities that own AIG common stock) if the effect would be to:
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increase the Beneficial Ownership (as defined below) of any Person (as defined below) to 4.99 percent or more of AIG common stock then outstanding or certain other classes of stock then outstanding; or

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increase the percentage of AIG common stock Beneficially Owned (as defined below) by a Person who Beneficially Owns 4.99 percent or more of AIG common stock.

“Person” means any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1)(i) and includes any successor (by merger or otherwise) of such entity.
A Person shall be deemed the “Beneficial Owner,” and to have “Beneficial Ownership” of, and to “Beneficially Own,” any securities (i) which such Person is considered to own under general federal income tax principles, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation § 1.382-3(a)(1).
Restricted transfers include sales to Persons whose resulting Beneficial Ownership of AIG common stock would equal or exceed the 4.99 percent threshold discussed above, or to Persons whose Beneficial Ownership of AIG common stock would by attribution cause another Person to equal or exceed such threshold. Complicated stock ownership rules prescribed by the Code (and Treasury regulations promulgated thereunder) will apply in determining whether a Person is a 4.99 percent shareholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group that does not result in such transferee being treated as a “5-percent shareholder” does not increase the percentage interests taken into account for purposes of determining an ownership change and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of AIG common stock owned by, any shareholder, AIG will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to AIG’s actual knowledge of the ownership of AIG common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of AIG securities, to provide all information reasonably requested regarding such person’s Beneficial Ownership of AIG securities.
These transfer restrictions may result in the delay or refusal of certain requested transfers of AIG common stock, or prohibit ownership (thus requiring dispositions) of AIG common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity that, directly or indirectly, owns AIG common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to AIG securities to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership. These restrictions also apply to the exercise of the warrants to purchase AIG common stock that were distributed to AIG shareholders on January 19, 2011.
CONSEQUENCES OF PROHIBITED TRANSFERS
Under the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the direct owner of AIG securities would be deemed to have disposed of, and would be required to dispose of, the excess stock (as defined below), with such disposition being deemed to occur simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of AIG securities owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such AIG common stock, or in the case of options, receiving AIG common stock in respect of their exercise. In this Proxy Statement, AIG common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”
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Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to an agent designated by the Board (the Agent) along with any dividends or other distributions paid with respect to such excess stock. The Agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by the Agent, after deduction of all costs incurred by the Agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or, in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the Agent, and will be required to remit all proceeds to the Agent (except to the extent AIG grants written permission to the purported transferee to retain an amount, not to exceed the amount such person otherwise would have been entitled to retain had the Agent sold such shares for an amount equal to the proceeds of such sale (taking into account the actual costs incurred by the Agent)).
With respect to any transfer that does not involve a transfer of AIG’s “securities” within the meaning of Delaware law but that would cause any shareholder of 4.99 percent or more of AIG common stock to violate the Protective Amendment, the following procedures will apply in lieu of those described above: in such case, such shareholder and/or any person whose ownership of AIG securities is attributed to such shareholder will be deemed to have disposed of  (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the Agent under the provisions summarized above, with the maximum amount payable to such shareholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the Agent being the fair market value of such excess stock at the time of the prohibited transfer.
PUBLIC GROUPS; MODIFICATION AND WAIVER OF TRANSFER RESTRICTIONS
A transfer from one member of a “public group” to another member of the same public group that does not result in such transferee being treated as a “5-percent shareholder” does not increase the percentage interests taken into account for purposes of determining an ownership change and, therefore, such transfers are generally not restricted. In addition, the Board will have the discretion to approve a transfer of AIG securities that would otherwise violate the transfer restrictions if it determines that the transfer is in AIG’s best interests or if the Board receives a report, at the Board’s request, from AIG’s advisors that the proposed transfer does not create a significant risk of material adverse tax consequences to AIG. In connection with any request to waive the transfer restrictions, the Board may request relevant information from the requesting person. If the Board of Directors decides to grant a waiver, it may impose conditions on the acquirer or selling party.
In the event of a change in law, the Board will be authorized to modify the applicable allowable percentage ownership interest (currently less than 4.99 percent) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board of Directors receives a report, at the Board’s request, from AIG’s advisors that such action is reasonably necessary or advisable to preserve the Tax Attributes or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Shareholders will be notified of any such determination through the method of notice that the Board deems appropriate under the circumstances.
The Board may, to the extent permitted by law, establish, modify, amend or rescind by-laws, regulations and procedures for purposes of determining whether any transfer of AIG securities would jeopardize AIG’s ability to preserve and use the Tax Attributes.
IMPLEMENTATION AND EXPIRATION OF THE PROTECTIVE AMENDMENT
If AIG’s shareholders adopt the Protective Amendment, AIG intends to promptly file an Amended and Restated Certificate of Incorporation of AIG with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. AIG also intends to disclose such restrictions to persons holding AIG common stock in uncertificated form, disclose such restrictions to the public generally and include a legend reflecting the transfer restrictions included in the Protective Amendment on any certificates representing newly issued or transferred shares.
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Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation

The Protective Amendment would expire on the earliest of  (i) the close of business on the third anniversary of the 2020 Annual Meeting of Shareholders, (ii) the date on which the Board receives, at the Board’s request, a report from AIG’s advisors that the Protective Amendment is no longer necessary for the preservation of the Tax Attributes because of the amendment or repeal of Section 382 or any other change in law, (iii) the first day of a taxable year to which the Board receives a report, at the Board’s request, from AIG’s advisors that no Tax Attributes may be carried forward, or (iv) such date as the Board determines for the restrictions in the Protective Amendment to terminate.
In taking or omitting to take any action under the Protective Amendment, the Board will be fully protected in relying on the advice of tax advisors. Further, to the maximum extent permitted by law, no director will be liable for any breach of any duty to any shareholder for any action taken or omitted to be taken under the Protective Amendment.
EFFECTIVENESS AND ENFORCEABILITY
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, AIG cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:
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The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in AIG’s best interests.

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A court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, AIG’s jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including the Tax Attributes). Delaware law provides that transfer restrictions with respect to shares of AIG common stock issued prior to the effectiveness of the restrictions will be effective against (i) shareholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted in favor of this proposal if  (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). AIG intends to disclose such restrictions to persons holding AIG common stock in uncertificated form, and to cause any shares of AIG common stock issued in certificated form to be issued with the relevant transfer restrictions conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restrictions. For the purpose of determining whether a shareholder is subject to the Protective Amendment, AIG intends to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. AIG may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

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Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, AIG cannot assure that an ownership change will not occur even if the Protective Amendment is made effective. However, the Board has adopted, and is seeking shareholder ratification of, the extension of the TAP Plan by Amendment No. 3, which is intended to act as a deterrent to any person acquiring 4.99 percent or more of AIG common stock and endangering AIG’s ability to use the Tax Attributes.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that AIG will undergo an ownership change.
SECTION 382 OWNERSHIP CHANGE DETERMINATIONS
The rules of Section 382 are very complex. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
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The share ownership of each shareholder who owns less than five percent of AIG common stock by value is generally (but not always) aggregated and therefore such group of persons are generally treated as a “5-percent shareholder” that is a “public group” for purposes of Section 382. Thus, transactions within a “public group” among shareholders who are not “5-percent shareholders” are generally (but not always) excluded from the Section 382 calculation.

1042020 Proxy Statement

Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation

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There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised.

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Acquisitions by a person that cause the person to become a “5 -percent shareholder” may result in a five percent (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

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A buyback of AIG common stock by AIG may increase the ownership of any “5-percent shareholder” (including groups of shareholders who are not themselves 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a buyback of shares could cause a holder of less than five percent to become a “5-percent shareholder” and result in a five percent (or more) change in AIG’s ownership.

DESCRIPTION OF OTHER IMMATERIAL CHANGES
The proposed Amended and Restated Certificate of Incorporation also reflects certain other immaterial changes that do not substantively affect shareholder rights, including (x) the removal of provisions related to the U.S. Treasury’s ownership of AIG’s equity interests that are no longer applicable since the U.S. Treasury no longer holds any equity interests in AIG, (y) the inclusion of references to AIG’s outstanding Series A 5.85% Non-Cumulative Perpetual Preferred Stock and (z) certain other immaterial changes.
REQUIRED VOTE
Approval of the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation requires a “for” vote by a majority of the outstanding shares of AIG common stock. The amendment and restatement, if adopted, would become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which AIG expects to do as soon as practicable after the amendment and restatement is adopted.
EFFECT OF THE PROTECTIVE AMENDMENT IF YOU VOTE FOR IT AND OWN LESS THAN 4.99 PERCENT OF AIG COMMON STOCK
The Protective Amendment will apply to you, but, so long as you own less than 4.99 percent of AIG common stock, you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99 percent of AIG common stock. You could not, without Board approval, transfer your shares to a person who as a result of the transfer would become a holder of 4.99 percent or more or to a person who was already a holder of 4.99 percent or more of AIG common stock.
EFFECT OF THE PROTECTIVE AMENDMENT IF YOU VOTE AGAINST IT
Delaware law provides that the transfer restrictions of the Protective Amendment with respect to the shares of AIG common stock issued prior to its effectiveness will be effective as to (i) shareholders with respect to shares that were voted in favor of adopting the Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restrictions are conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). AIG intends to disclose such restrictions to persons holding AIG common stock in uncertificated form and to cause shares of AIG common stock to be issued with the relevant transfer restrictions conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restrictions. For the purpose of determining whether a shareholder is subject to the Protective Amendment, AIG intends to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment unless the contrary is established. AIG may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder can establish that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.
2020 Proxy Statement105

Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation

RECOMMENDATION
Your Board of Directors unanimously recommends a vote FOR the proposal to approve the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation.
1062020 Proxy Statement

Proposal 4—Ratification of Amendment No. 3 to the Tax Asset Protection Plan
Proposal 4—Ratification of Amendment No. 3 to the Tax Asset Protection Plan

PROPOSAL 4— Ratification of Amendment No. 3 to the Tax Asset Protection Plan
What am I voting on?
We are asking shareholders to ratify Amendment No. 3 to the Tax Asset Protection Plan, which extends the expiration date of the TAP Plan to December 11, 2022 (subject to other earlier termination events).
Voting Recommendation
✔
FOR the ratification of Amendment No. 3 to the Tax Asset Protection Plan.

THE TAP PLAN
On March 9, 2011, the Board adopted the TAP Plan, which was ratified by AIG’s shareholders at the 2011 Annual Meeting of Shareholders. On January 8, 2014, the Board adopted Amendment No. 1 to the TAP Plan, which was ratified by AIG’s shareholders at the 2014 Annual Meeting of Shareholders. On December 14, 2016, the Board adopted Amendment No. 2 to the TAP Plan, which was ratified by AIG’s shareholders at the 2017 Annual Meeting of Shareholders. On December 11, 2019, the Board adopted Amendment No. 3 to the TAP Plan, which extends the expiration date of the TAP Plan to the close of business on December 11, 2022 (subject to other earlier termination events identical to the events that were included in the TAP Plan prior to Amendment No. 3) and also makes certain other immaterial changes to the TAP Plan, as described below. Unless the context otherwise requires, references to the TAP Plan in this “Proposal 4” refer to the TAP Plan as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3 thereto, which can be found in the accompanying Appendices C, D, E and F, respectively. The TAP Plan is designed to deter any person from buying AIG common stock (or any interest in AIG common stock) if the acquisition would result in a shareholder owning 4.99 percent or more of the then-outstanding AIG common stock.
The TAP Plan is intended to protect shareholder value by attempting to preserve AIG’s ability to use the Tax Attributes to reduce its future income tax liability. Because of the limitations of the Protective Amendment in preventing transfers of AIG common stock that may result in an ownership change, as further described above under Proposal 3, the Board believes Amendment No. 3 is in AIG’s and its shareholders’ best interests.
The following description of the TAP Plan is qualified in its entirety by reference to the full terms of the TAP Plan. Please read the TAP Plan in its entirety, as the discussion below is only a summary.
DESCRIPTION OF THE TAP PLAN
The TAP Plan is intended to act as a deterrent to an Acquiring Person without the approval of the Board. Shareholders who owned 4.99 percent or more of AIG common stock as of the close of business on March 9, 2011 generally will not trigger the TAP Plan so long as they do not acquire any additional shares of AIG common stock. The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the TAP Plan with respect to which it receives, at the Board’s request, a report from AIG’s advisors to the effect that such exemption would not create a significant risk of material adverse tax consequences to AIG, or the Board otherwise determines such exemption is in the best interests of AIG.
THE RIGHTS
In connection with the initial adoption of the TAP Plan, the Board previously issued a dividend of one right per each outstanding share of AIG common stock payable to AIG’s shareholders of record as of the close of business on March 18, 2011 and to holders of AIG common stock issued after that date. Subject to the terms, provisions and conditions of the TAP Plan, if these rights become exercisable, each right would initially represent the right to purchase from AIG one ten-thousandth of a share of AIG Participating Preferred Stock, par value $5.00 per share (Participating Preferred Stock), for a purchase price of  $185.00 per right (the Exercise Price). If issued, each one ten-thousandth of a share of Participating Preferred Stock would generally give a shareholder approximately the same dividend, voting and liquidation rights as does one share of AIG common stock. However, prior to exercise, a right does not give its holder any rights as a shareholder, including without limitation any dividend, voting or liquidation rights.
2020 Proxy Statement107

Proposal 4—Ratification of Amendment No. 3 to the Tax Asset Protection Plan

EXERCISABILITY
The rights will not be exercisable until the next business day following the earlier of  (i) a public announcement by AIG that a person or group has become an Acquiring Person (the date of such public announcement is referred to herein as the Stock Acquisition Date) and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group if, upon consummation of the offer, the person or group would Beneficially Own 4.99 percent or more of the outstanding AIG common stock (the Separation Time).
Until the Separation Time, AIG common stock certificates (or the registration of uncertificated shares on AIG’s stock transfer books) will evidence the rights and may contain a notation to that effect. Any transfer of shares of AIG common stock prior to the Separation Time will constitute a transfer of the associated rights. After the Separation Time, the rights may be transferred other than in connection with the transfer of the underlying shares of AIG common stock.
If there is an Acquiring Person on the Separation Time or a person or group becomes an Acquiring Person after the Separation Time, each holder of a right, other than rights that are or were Beneficially Owned by an Acquiring Person (which will be void), will thereafter have the right to receive upon exercise of a right and payment of the Exercise Price that number of shares of AIG common stock (or, at AIG’s election, Participating Preferred Stock) having a market value of two times the exercise price of the right.
EXCHANGE
At any time after the Stock Acquisition Date, provided the Acquiring Person does not hold 50 percent or more of the outstanding AIG common stock, the Board may exchange the rights, other than rights that are or were Beneficially Owned by an Acquiring Person, which will be void, in whole or in part, at an exchange ratio equal to one share of AIG common stock (or one ten-thousandth of a share of Participating Preferred Stock) per right.
REDEMPTION
At any time until the Stock Acquisition Date, the Board may redeem all of the then-outstanding rights in whole, but not in part, at a price of  $0.001 per right, subject to adjustment (the Redemption Price). Immediately upon action of the Board ordering redemption of the rights, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the Redemption Price.
ANTI-DILUTION PROVISIONS
The Exercise Price and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of AIG common stock.
AMENDMENTS
Any of the provisions of the TAP Plan may be amended by the Board at any time and in any manner.
EXPIRATION
The rights issued pursuant to the TAP Plan will expire on the earliest of  (i) the close of business on December 11, 2022, provided that the Board may determine to extend the TAP Plan prior to such date as long as the shareholders of AIG are asked to ratify such extension at the next succeeding annual meeting, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged and (iv) the time at which the Board receives, at the Board’s request, a report from AIG’s advisors that the Tax Attributes are utilized in all material respects or are no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which AIG could use the Tax Attributes, or materially impair the amount of the Tax Attributes that could be used.
OTHER IMMATERIAL CHANGES
Amendment No. 3 reflects certain other immaterial changes to the TAP Plan that do not substantively effect shareholder rights, including (i) the removal of provisions related to the U.S. Treasury’s ownership of AIG’s equity interests that are no longer applicable since the U.S. Treasury no longer holds any equity interests in AIG and (ii) certain other immaterial changes.
1082020 Proxy Statement

Proposal 4—Ratification of Amendment No. 3 to the Tax Asset Protection Plan

EFFECT OF A VOTE AGAINST RATIFICATION OF THE TAP PLAN
AIG’s By-laws and other governing documents and applicable law do not require shareholder ratification of Amendment No. 3. However, AIG considers this proposal for shareholders to ratify Amendment No. 3 to be an important opportunity for AIG’s shareholders to provide direct feedback on an important issue of corporate governance. If AIG’s shareholders do not ratify Amendment No. 3, the Board will consider whether or not to terminate the TAP Plan. But, because the Board owes fiduciary duties to all shareholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of AIG and all of its shareholders to terminate the TAP Plan, and may not rely solely on the shareholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the TAP Plan in place notwithstanding the failure of shareholders to ratify Amendment No. 3. Likewise, even if Amendment No. 3 is ratified by shareholders, the Board may at any time during the term of the TAP Plan determine, in the exercise of its fiduciary duties, that the TAP Plan should be terminated.
REQUIRED VOTE
Ratification of Amendment No. 3 requires a “for” vote of a majority of the votes by the holders of AIG common stock, which votes are cast “for” or “against” the ratification. As described above, if the requisite vote is not received, the Board will determine what action to take in the best interests of AIG.
RECOMMENDATION
Your Board of Directors unanimously recommends a vote FOR the proposal to ratify Amendment No. 3.
2020 Proxy Statement109

Report of Audit Committee and Ratification of Selection of Accountants  Report of the Audit Committee
Report of the Audit Committee and Ratification of Selection of Accountants

REPORT OF THE AUDIT COMMITTEE
Management is responsible for the preparation, presentation and integrity of AIG’s financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States and expressing an opinion on the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
COMMITTEE ORGANIZATION AND OPERATION
The Audit Committee’s function is to assist the Board in its oversight of:
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The integrity of AIG’s financial statements;

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AIG’s internal control over financial reporting;

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AIG’s compliance with legal and regulatory requirements;

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The independent accountants’ qualifications, independence and performance; and

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The performance of AIG’s internal audit function.

The Audit Committee is also authorized to approve regular, periodic cash dividends on AIG common stock and preferred stock consistent with any Board-approved dividend policies. The Audit Committee’s duties and responsibilities include reviewing periodically with management any significant legal, compliance and regulatory matters that have arisen or that may have a material impact on AIG’s business, financial statements or compliance policies, and AIG’s relations with regulators and governmental agencies. The Audit Committee also coordinates with the Risk and Capital Committee to (1) support the Audit Committee’s approval of regular, periodic cash dividends on AIG common and preferred stock and (2) help ensure the Board and each committee has received the information it needs to carry out their responsibilities with respect to risk assessment and risk management. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of AIG’s independent registered public accounting firm. The Audit Committee’s charter is available in the About Us—Leadership and Governance section of AIG’s corporate website at www.aig.com.
The Audit Committee held 8 meetings during 2019. The Audit Committee Chair and members of the Audit Committee also held numerous additional sessions throughout 2019 with members of AIG corporate, business segment and internal audit management and with AIG’s independent registered public accounting firm (PricewaterhouseCoopers LLP). The Audit Committee believes that these meetings were helpful in discharging its oversight responsibilities, including with respect to financial reporting and disclosure, risk management and internal controls.
Independence
The Board, on the recommendation of the Nominating and Corporate Governance Committee, has determined that all members of the Audit Committee are independent, as required by NYSE listing standards and SEC rules.
Expertise
The Board has also determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as defined by NYSE listing standards, and that Messrs. Fitzpatrick, Jurgensen, Porrino and Steenland (as an ex-officio, non-voting member) are audit committee financial experts, as defined under SEC rules. Although designated as audit committee financial experts, no member of the Committee is an accountant for AIG or, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act or for any other purpose.
1102020 Proxy Statement

Report of Audit Committee and Ratification of Selection of Accountants  Report of the Audit Committee

AUDITED FINANCIAL STATEMENTS
In the performance of its oversight function, the Audit Committee has considered and discussed the 2019 audited financial statements with management and PricewaterhouseCoopers LLP, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, clarity of the disclosures and the condition of internal control over financial reporting. The Audit Committee has reviewed with the Chief Auditor (Head of Internal Audit) and the PricewaterhouseCoopers LLP engagement team the scope and plans for their respective audits and has met with each of the Chief Auditor and senior engagement partners of PricewaterhouseCoopers LLP, with and without management present, to discuss audit results, their evaluations of AIG’s internal controls and the overall quality of AIG’s financial reporting. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Finally, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the PCAOB’s rules regarding the auditor’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence.
CONCLUSION
Based upon the reports and discussion described in this report, the Audit Committee, in accordance with its responsibilities, recommended to the Board, and the Board approved, inclusion of the audited financial statements for the year ended December 31, 2019 in AIG’s 2019 Annual Report on Form 10-K.
Audit Committee
American International Group, Inc.
William G. Jurgensen, Chair
John H. Fitzpatrick
Linda A. Mills
Peter R. Porrino
Amy L. Schioldager
2020 Proxy Statement111

Proposal 5—Ratification of Selection of PricewaterhouseCoopers LLP
Proposal 5—Ratification of Selection of PricewaterhouseCoopers LLP

PROPOSAL 5— Ratification of Selection of independent registered public accounting firm for 2020
What am I voting on?
We are asking shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020.
Voting Recommendation
✔
FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020.

The Audit Committee and the Board have approved the engagement of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2020. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.
Ratification of the selection of accountants requires approval by a majority of the votes cast by the shareholders of AIG common stock, which votes are cast “for” or “against” the ratification. Neither AIG’s Amended and Restated Certificate of Incorporation nor AIG’s By-laws require that the shareholders ratify the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm. AIG’s Board is requesting shareholder ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of AIG and its shareholders.
The Audit Committee evaluates the qualifications, performance, and independence of the independent auditor, including the lead partner, on an annual basis (in each case, in light of SEC and PCAOB standards then in effect). The Audit Committee ensures the regular rotation of the lead audit partner as required by law and was involved in the selection of the lead audit partner in connection with the rotation completed after the end of the December 31, 2018 audit. The selection process included meetings among the Audit Committee Chair, members of the Audit Committee and the candidate for lead audit partner as well as discussion by the full Audit Committee and with management. The new lead audit partner assumed the role in connection with the audit of AIG’s December 31, 2019 financial statements. In addition, the Audit Committee receives periodic reports on the hiring of PricewaterhouseCoopers LLP partners and other professionals to help ensure PricewaterhouseCoopers LLP satisfies applicable independence rules.
PricewaterhouseCoopers LLP has served as AIG’s independent registered public accounting firm since 1980 and reports directly to the Audit Committee. In selecting PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2020, the Audit Committee considered a number of factors, including:
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the quality of its ongoing discussions with PricewaterhouseCoopers LLP including the resolution of accounting and financial reporting matters with the national office;

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the professional qualifications of PricewaterhouseCoopers LLP, the lead audit partner and other key engagement partners;

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PricewaterhouseCoopers LLP’s depth of understanding of AIG’s global businesses, accounting policies and practices and internal control over financial reporting;

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PricewaterhouseCoopers LLP’s expertise and capabilities in handling the breadth and complexity of AIG’s businesses and global footprint including approximately 280 audit, statutory, and other audit-related reports;

•
PricewaterhouseCoopers LLP’s independence program and its processes for maintaining its independence;

1122020 Proxy Statement

Proposal 5—Ratification of Selection of PricewaterhouseCoopers LLP

•
the appropriateness of PricewaterhouseCoopers LLP’s fees for audit and non-audit services (on both an absolute basis and as compared to fees charged to AIG peer companies of comparable size and complexity by PricewaterhouseCoopers LLP and its peer firms);

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consideration of PricewaterhouseCoopers LLP’s known legal risks and significant proceedings that may impair their ability to perform AIG’s annual audit, if any;

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the most recent PCAOB inspection report on PricewaterhouseCoopers LLP and the results of the most recent American Institute of Certified Public Accountants peer review and self-review examinations; and

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the results of management’s and the Audit Committee’s annual evaluations of the qualifications, performance and independence of PricewaterhouseCoopers LLP.

In addition, the Audit Committee periodically considers the appropriateness of a rotation of the independent registered public accounting firm. At this time, the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm is in the best interests of AIG and its shareholders.
Under AIG’s policy for pre-approval of audit and permitted non-audit services by PricewaterhouseCoopers LLP, the Audit Committee approves categories of services and fees for each category. The pre-approved services include: audit services, such as financial statement audits and regulatory filings; audit-related services, such as audit and pre- and post-implementation reviews of systems, processes and controls, regulatory and compliance attestations, employee benefit plan audits, due diligence related to acquisitions and divestitures and financial reporting accounting consultations; tax services, such as tax return preparation, transaction-based tax reviews, review of tax accounting matters and other tax planning; and other permitted non-audit services, such as regulatory compliance reviews, information technology reviews, information resources, risk management services, business function reviews and other compliance reviews. The Audit Committee evaluates all services, including those engagements related to tax and internal control over financial reporting, considering the nature of such services in light of auditor independence, in accordance with the rules of the PCAOB. No expenditure may exceed the dollar caps without the separate specific approval of the Audit Committee.
RECOMMENDATION
Your Board of Directors unanimously recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP.
FEES PAID TO PRICEWATERHOUSECOOPERS LLP
The table below shows the fees paid by AIG to PricewaterhouseCoopers LLP in 2019 and 2018.
	2019 (in millions)	2018 (in millions)
Fees paid by AIG:
Audit fees(1)	$49.0	$53.0
Audit-related fees(2)	$19.4	$20.6
Tax fees(3)	$1.0	$1.7
All other fees(4)	$1.7	$1.4
(1)
Audit fees include fees for the audit of AIG’s consolidated financial statements, as well as subsidiary and statutory audits directly related to the performance of the AIG consolidated audit. Audit fees include out-of-pocket expenses of  $2.0 million in 2019 and $2.7 million in 2018.

(2)
Audit-related fees include fees for assurance and related services that are traditionally performed by independent accountants, including: audit and pre- and post-implementation reviews of systems, processes and controls; regulatory and compliance attestations; employee benefit plan audits; due diligence related to acquisitions and divestitures; statutory audits not directly related to the performance of the AIG consolidated audit and financial accounting and reporting consultations.

(3)
Tax fees are fees for tax return preparation, transaction-based tax reviews, review of tax accounting matters, and other tax planning and consultations.

(4)
All other fees include fees related to regulatory compliance reviews, information technology reviews, information resources, risk management services, business function reviews and other compliance reviews.

2020 Proxy Statement113

Proposal 5—Ratification of Selection of PricewaterhouseCoopers LLP

The services provided by PricewaterhouseCoopers LLP and the fees paid by AIG were authorized and approved by the Audit Committee in compliance with the pre-approval policy and procedures described above. The Audit Committee considers the non-audit services rendered by PricewaterhouseCoopers LLP during the most recently completed fiscal year in its annual independence evaluation.
PricewaterhouseCoopers LLP also provides audit services to certain unconsolidated private equity and real estate funds managed and advised by AIG subsidiaries. Fees related to these audits were $5.4 million and $5.2 million in 2019 and 2018, respectively, and are not reflected in the fees in the table above.
1142020 Proxy Statement

Proposal 6—Shareholder Proposal on Special Shareholder Meetings
Proposal 6—Shareholder Proposal on Special Shareholder Meetings

PROPOSAL 6— Shareholder Proposal Relating to Special Meeting Right
What am I voting on?
Proposal 6 is a shareholder proposal to give shareholders who hold at least 10 percent of our outstanding common stock the right to call special meetings.
Voting Recommendation
AGAINST the shareholder proposal for the reasons set forth below under “—AIG Statement in Opposition.”

The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by, or on behalf of, the shareholder proponent. In accordance with SEC rules, the shareholder proposal is presented below as submitted by the shareholder proponent. AIG disclaims all responsibility for the content of the proposal and its supporting statement, including other sources referenced in the supporting statement. Names, addresses and shareholdings of the shareholder proponent will be supplied promptly upon oral or written request made to AIG’s Corporate Secretary.
Your Board of Directors unanimously recommends a vote AGAINST the proposal for the reasons set forth following the proposal.
SHAREHOLDER PROPOSAL
Proposal 6—Make Shareholder Right to Call Special Meeting More Accessible
Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and appropriate governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareowner meeting (or the closest percentage to 10% according to state law). This proposal does not impact our board’s current power to call a special meeting.
Adoption of this proposal topic could include a provision that a 20% stock ownership threshold would apply if a single shareholder calling for a special meeting owned 10% or more of AIG stock.
This proposal topic won more than 70%-support at Edwards Lifesciences and SunEdison. This proposal topic, sponsored by William Steiner, also won 78% support at a Sprint annual meeting with 1.7 Billion yes-votes. Nuance Communications (NUAN) shareholders gave 94%-support in 2018 to a rule 14a-8 proposal calling for 10% of shareholders to call a special meeting.
Our higher 25%-threshold for shareholders to call a special meeting may be out of reach due to time constraints and detailed technical requirements. The 2019 edition of this proposal won 47%-support which represents at least 51%-support from the shares that have access to independent proxy voting advice. Shareholders could ask their brokerage firms to make such important proxy voting advice available to their clients.
Any claim that a shareholder right to call a special meeting can be costly—may be largely moot. When shareholders have a good reason to call a special meeting—our board should be able to take positive responding action to make a special meeting unnecessary.
Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. Adoption of this proposal could create more of an incentive for 3 of our directors on our Executive Pay Committee (Douglas Steenland, Chairman, Henry Miller and Wyllie Don Cornwell) to do better than being rejected by 10-times as many votes as certain other AIG directors.
44% of shares rejected AIG executive pay in 2019. 37% of shares rejected AIG executive pay in 2018. If AIG executive pay had better incentives then perhaps our stock would perform better instead of being at about the same $55 price it was 5-years before the submittal of this proposal.
Please vote yes:
Make Shareholder Right to Call Special Meeting More Accessible–Proposal 6
2020 Proxy Statement115

Proposal 6—Shareholder Proposal on Special Shareholder Meetings

AIG STATEMENT IN OPPOSITION
The Board has considered the shareholder proposal and unanimously recommends a vote AGAINST the proposal. We believe that this proposal is not in the best interests of our shareholders, and that AIG’s existing corporate governance practices, including the right of shareholders to call a special meeting, ensure Board and management accountability to our shareholders. Our shareholders voted down a nearly identical proposal at our 2019 Annual Meeting.
Key Reasons to vote AGAINST this proposal:

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Shareholders already have a meaningful right to call a special meeting—as few as five shareholders could reach our 25 percent threshold based on our current ownership composition

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The proposed 10 percent threshold is lower than the vast majority of S&P 500 companies that offer shareholders the right to call special meetings

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The proposed 10 percent threshold could be reached by as few as two shareholders based on our current ownership composition, which could lead to abuse or unnecessary disruption

•
Special meetings require substantial expenses and resources that should only be called upon in extraordinary circumstances

•
AIG has strong corporate governance practices, including proxy access and an existing special meeting right, which afford shareholders powerful levers to hold directors accountable and pursue appropriate matters when necessary

OUR SHAREHOLDERS ALREADY HAVE A MEANINGFUL RIGHT TO CALL A SPECIAL MEETING
AIG’s By-laws already provide that any shareholders who together own an aggregate of at least 25 percent of AIG’s outstanding common stock may call a special meeting. This threshold can be achieved by as few as five shareholders based on our current ownership composition. We believe this 25 percent threshold is appropriate and aligned with our shareholders’ interests and is within the mainstream of special meeting rights at S&P 500 companies.
The 25 percent threshold is designed to strike the proper balance between ensuring that shareholders have the ability to call a special meeting while protecting against the risk that a small minority of shareholders could trigger the expense and disruption of a special meeting. A lower threshold could allow shareholders with narrow or special interests to pursue matters that are not widely viewed as requiring immediate attention or that are being pursued for reasons that may not be in the best interests of AIG or our shareholders generally.
AIG’s current 25 percent threshold is in line with other large public companies that offer shareholders the right to call special meetings, and the vast majority of S&P 500 companies that allow shareholders to call special meetings do not have an ownership threshold as low as ten percent.
AT A LOWER THRESHOLD, SPECIAL-INTEREST GROUPS COULD ABUSE THE SHAREHOLDER RIGHT TO CALL A SPECIAL MEETING
Given our heavily institutional and concentrated stock ownership, the failure by a special meeting proponent to convince holders of at least 25 percent of our common stock to support a special meeting would be a strong indicator that most shareholders do not believe that a special meeting is warranted. Lowering the threshold for calling special meetings could allow disruptions by special-interest shareholder groups with agendas that are not in the best interests of AIG or other shareholders generally.
Moreover, in addition to our 25 percent ownership threshold for special meetings to be called by AIG’s shareholders, special meetings of shareholders may be called by the Board, the Chair of the Board, the Chief Executive Officer or AIG’s Corporate Secretary, each of whom has a fiduciary duty under the law to act in the best interests of AIG and its shareholders as a whole. The proposal’s ten percent ownership threshold would permit a small group of shareholders who have no duty to act in the best interests of AIG or our shareholders at-large to use the extraordinary measure of a special meeting to serve a potentially narrow self-interest. Such a low threshold gives a small minority of shareholders the unlimited power to call a special meeting and opens the door to potential abuse and waste of corporate resources.
1162020 Proxy Statement

Proposal 6—Shareholder Proposal on Special Shareholder Meetings

SPECIAL MEETINGS REQUIRE SUBSTANTIAL EXPENSES AND RESOURCES
Special meetings are generally intended for extraordinary company business, such as when fiduciary or strategic considerations require that the matter be addressed on an expeditious basis that cannot wait until the next annual meeting. Given the size of AIG and our number of shareholders, a special shareholder meeting is a significant undertaking that requires substantial company expense and Board and management resources.
AIG must pay to prepare, print and distribute disclosure documents to shareholders, solicit proxies, hold the meeting and tabulate votes. In addition, the Board and management must divert time and focus from their responsibility of managing the company on behalf of all shareholders to prepare for and conduct the special meeting. Such time and focus are appropriate if a reasonably large representation of our shareholders support holding a special meeting. But a low ten percent threshold risks that special meetings will be called for reasons not in the best interests of our shareholders generally, therefore detracting from our Board’s and management’s primary focus of leading and operating our business.
AIG’S EXISTING CORPORATE GOVERNANCE PRACTICES AND POLICIES ENSURE BOARD ACCOUNTABILITY AND ARE RESPONSIVE TO THE CONCERNS OF OUR SHAREHOLDERS
The proposed ten percent threshold not only enables a small minority of the AIG’s ownership to force the company to take what is an extraordinary action, but such a low threshold is unnecessary in light of AIG’s existing corporate governance practices and its demonstrated, ongoing commitment to engagement with our shareholders.
• Robust shareholder engagement • Strong shareholder rights • Existing special meeting right
As discussed in “Corporate Governance” beginning on page 17, AIG’s current corporate governance practices reflect the Board’s dedication to being responsive and accountable to shareholders. Fostering long-term relationships with our shareholders and maintaining their trust is a priority for the Board. Engagement with shareholders helps the Board gain useful feedback on a wide variety of topics, including corporate governance, as well as executive compensation, corporate social responsibility, business strategy and performance and related matters. In 2019, we solicited engagement meetings with 53 of our top shareholders and other key stakeholders representing over 67% of our shares outstanding. We held 32 meetings with shareholders representing approximately 54% of our shares outstanding. Independent representatives of our Board participated in 13 of these engagement meetings. In addition to soliciting shareholder feedback, the meetings in 2019 were designed to further strengthen AIG’s relationship with our shareholders and develop a regular cadence for governance-focused outreach to better position AIG to engage consistently and productively with shareholders.
The Board is committed to good corporate governance and regularly reviews our practices, corporate governance developments and shareholder feedback to ensure continued effectiveness. These corporate governance practices include:
•
All our directors are elected annually.

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All our directors are elected by a majority of votes cast (in uncontested elections).

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All our directors, with the exception of our Chief Executive Officer, are independent, and each of the Audit, Compensation and Management Resources, Nominating and Corporate Governance, Risk and Capital and Technology Committees are entirely composed of independent directors.

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We align our directors’ interests with those of our shareholders through robust stock ownership requirements.

•
We have an extensive shareholder engagement program with director participation.

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Shareholders have a proxy access right under AIG’s By-laws pursuant to which shareholders can nominate a director candidate to stand for election, and have that nominee included in AIG’s proxy materials.

•
As mentioned above, shareholders have the ability to call a special meeting under AIG’s By-laws.

2020 Proxy Statement117

Proposal 6—Shareholder Proposal on Special Shareholder Meetings

In light of the strong corporate governance practices and shareholder rights AIG has in place, including the right for shareholders holding 25 percent of our outstanding shares to call a special meeting, the Board believes that adoption of this shareholder proposal is unnecessary and is not in the long-term interests of our shareholders.
RECOMMENDATION
Your Board of Directors unanimously recommends a vote AGAINST this resolution.
1182020 Proxy Statement

Voting Instructions and Information
Voting Instructions and Information

The enclosed proxy is solicited on behalf of AIG’s Board for use at the Annual Meeting.
WHEN AND WHERE IS OUR ANNUAL MEETING?
We will hold our Annual Meeting on Wednesday, May 13, 2020 at 11:00 a.m., Eastern Daylight Time, at our offices at 175 Water Street, New York, New York 10038. We are actively monitoring the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. In the event that it is not possible or advisable to hold the Annual Meeting at the time, date or place set forth above, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication or adjourning or postponing the meeting. We would announce any such change, including details on how to participate for a remote meeting, in advance via press release, a copy of which would be filed with the SEC as additional proxy solicitation materials and posted on the Investors section of our website at www.aig.com.
HOW ARE WE DISTRIBUTING OUR PROXY MATERIALS?
We are using the SEC rule that allows companies to furnish proxy materials to their shareholders over the internet. In accordance with this rule, on or about [           ], 2020, we sent shareholders of record at the close of business on March 18, 2020 a Notice Regarding the Availability of Proxy Materials (Notice) or a full set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and 2019 Annual Report via the internet and how to vote. If you receive a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis. Shareholders who do not receive the Notice will receive either a paper or electronic copy of our Proxy Statement and 2019 Annual Report, which will be sent on or about [           ], 2020.
WHO CAN VOTE AT THE ANNUAL MEETING?
You are entitled to vote or direct the voting of your shares of AIG common stock, if you were a shareholder of record or if you held AIG common stock in “street name” at the close of business on March 18, 2020. On that date, [ ] shares of AIG common stock (exclusive of shares held by AIG and certain subsidiaries) were outstanding, held by [ ] shareholders of record. Each share of AIG common stock held by you on the record date is entitled to one vote.
WHO IS A SHAREHOLDER OF RECORD?
During the ten days prior to the Annual Meeting, a list of the shareholders will be available for inspection at the offices of AIG at 175 Water Street, New York, New York 10038.
•
If you hold AIG common stock that is registered in your name on the records of AIG maintained by AIG’s transfer agent, EQ Shareowner Services (formerly known as Wells Fargo Shareowner Services), you are a shareholder of record.

•
If you hold AIG common stock indirectly through a broker, bank or similar institution, you are not a shareholder of record, but instead hold shares in “street name.”

WHAT DO I NEED TO ATTEND, AND VOTE AT, THE ANNUAL MEETING?
If you plan on attending the Annual Meeting, please remember to bring photo identification with you, such as a driver’s license. If you hold shares in “street name” and would like to attend the Annual Meeting, you also must bring an account statement or other acceptable evidence indicating ownership of AIG common stock as of the close of business on March 18, 2020, the record date for voting. Other acceptable evidence of ownership includes a letter from a broker indicating ownership of AIG common stock as of the close of business on March 18, 2020 or a broker proxy card for shares of AIG common stock for the Annual Meeting. To vote at the Annual Meeting if you hold shares in “street name,” you will also need a valid “legal proxy,” which you can obtain
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Voting Instructions and Information

by contacting your account representative at the broker, bank or similar institution through which you hold your shares. See “—How Do I Vote?” for ways to cast your vote.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE AND WHAT ARE THE VOTE REQUIREMENTS FOR THE PROPOSALS AT THE ANNUAL MEETING?
Proposal		Board Vote Recommendation	Vote Requirement for Approval	Effect of Abstentions	Broker Discretionary Voting Allowed?
1.	Election of twelve directors	FOR EACH DIRECTOR NOMINEE	Majority of votes cast	No effect	No
2.	Advisory vote on executive compensation	FOR	Majority of votes cast	No effect	No
3.	Approval of amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG common stock in order to protect AIG’s tax attributes	FOR	Majority of shares outstanding	Counts as a vote AGAINST	No
4.	Ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan	FOR	Majority of votes cast	No effect	No
5.	Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020	FOR	Majority of votes cast	No effect	Yes
6.	Shareholder proposal to give shareholders who hold at least 10 percent of our outstanding common stock the right to call special meetings	AGAINST	Majority of votes cast	No effect	No
HOW DO I VOTE?
You may cast your vote in one of four ways:
•
By Submitting a Proxy by Internet. Go to the following website: www.proxyvote.com. You may submit a proxy by internet 24 hours a day. To be valid, your proxy by internet must be received by 11:59 p.m., Eastern Daylight Time, on May 12, 2020. Please have your Notice or your proxy card in hand when you access the website and follow the instructions to create an electronic voting instruction form.

•
By Submitting a Proxy by Telephone. To submit a proxy using the telephone, call 1-800-690-6903 any time on a touch-tone telephone. There is NO CHARGE to you for the call in the United States or Canada. International calling charges apply outside the United States and Canada. You may submit a proxy by telephone 24 hours a day, 7 days a week. Follow the simple instructions provided by the recorded message. To be valid, your proxy by telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 12, 2020.

•
By Submitting a Proxy by Mail. Mark your proxy card, sign and date it, and return it in the prepaid envelope that has been provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your proxy by mail must be received by 10:00 a.m., Eastern Daylight Time, on May 13, 2020.

•
At the Annual Meeting. You can vote your shares in person at the Annual Meeting (see “What do I need to attend, and vote at, the Annual Meeting?”). If you are a shareholder of record, in order to vote at the Annual

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Meeting, you must present an acceptable form of photo identification, such as a driver’s license. If you hold your shares in street name, you must obtain a legal proxy, as described above under “What do I need to attend, and vote at, the Annual Meeting?”, and bring that proxy to the Annual Meeting, and you also must bring an account statement or other acceptable evidence indicating ownership of AIG common stock as of the close of business on March 18, 2020, the record date for voting. Other acceptable evidence of ownership includes a letter from a broker indicating ownership of AIG common stock as of the close of business on March 18, 2020 or a broker proxy card for shares of AIG common stock for the Annual Meeting.
HOW CAN I REVOKE MY PROXY OR SUBSTITUTE A NEW PROXY OR CHANGE MY VOTE?
You have the power to revoke your proxy or substitute a new proxy by:
FOR A PROXY SUBMITTED BY INTERNET OR TELEPHONE
•
Subsequently submitting in a timely manner a new proxy through the internet or by telephone that is received by 11:59 p.m., Eastern Daylight Time, on May 12, 2020; or

•
Executing and mailing a later-dated proxy card that is received prior to 10:00 a.m., Eastern Daylight Time, on May 13, 2020; or

•
Voting in person at the Annual Meeting.

FOR A PROXY SUBMITTED BY MAIL
•
Subsequently executing and mailing another proxy card bearing a later date that is received prior to 10:00 a.m., Eastern Daylight Time, on May 13, 2020; or

•
Giving written notice of revocation to AIG’s Corporate Secretary at 175 Water Street, New York, New York 10038 that is received by AIG prior to 10:00 a.m., Eastern Daylight Time, on May 13, 2020; or

•
Voting in person at the Annual Meeting.

IF I SUBMIT A PROXY BY INTERNET, TELEPHONE OR MAIL, HOW WILL MY SHARES BE VOTED?
If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.
If you sign, date and return your proxy card but do not give voting instructions, your shares will be voted as follows: FOR the election of AIG’s director nominees specified under “Proposal 1—Election of Directors”; FOR the proposal to approve, on a non-binding advisory basis, executive compensation; FOR the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG common stock in order to protect AIG’s tax attributes; FOR the ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan; FOR the ratification of the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2020; AGAINST the shareholder proposal to give shareholders who hold at least 10 percent of our outstanding common stock the right to call special meetings; and otherwise in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.
IF I HOLD MY SHARES IN “STREET NAME” AND DO NOT PROVIDE VOTING INSTRUCTIONS, CAN MY BROKER STILL VOTE MY SHARES?
Under the rules of the NYSE, brokers that have not received voting instructions from their customers ten days prior to the Annual Meeting date may vote their customers’ shares in the brokers’ discretion on the proposal regarding the ratification of the selection of independent auditors because this is considered “discretionary” under NYSE rules. If your broker is an affiliate of AIG, in the absence of your specific voting instructions, your shares may only be voted in the same proportion as all other shares are voted with respect to that proposal.
Under NYSE rules, each other proposal—the election of directors, the non-binding advisory vote on executive compensation, the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG common stock in order to protect AIG’s tax attributes, the ratification of Amendment No. 3 to the American International Group, Inc. Tax Asset Protection Plan and the shareholder
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Voting Instructions and Information

proposal on special shareholder meetings—is a “non-discretionary” item, which means that member brokers who have not received instructions from the beneficial owners of AIG common stock do not have discretion to vote the shares of AIG common stock held by those beneficial owners on any of those proposals.
HOW ARE VOTES COUNTED AND CONSIDERED?
Proposal 1—Election of Directors. AIG’s By-laws provide that in uncontested elections, directors must receive a majority of the votes cast by the holders of AIG common stock. In other words, directors in an uncontested election must receive more votes “for” their election than “against” their election. Pursuant to AIG’s By-laws and Corporate Governance Guidelines, each nominee who is currently a director has submitted to the Board an irrevocable resignation from the Board that would become effective upon (1) the failure of such nominee to receive the required vote at the Annual Meeting and (2) Board acceptance of such resignation. In the event that a nominee fails to receive the required vote at the Annual Meeting, AIG’s Nominating and Corporate Governance Committee will then make a recommendation to the Board on the action to be taken with respect to the resignation. The Board will accept such resignation unless the Nominating and Corporate Governance Committee recommends, and the Board determines, that the best interests of AIG and its shareholders would not be served by doing so.
Proposal 2—Non-binding Advisory Vote to Approve Executive Compensation. Adoption of the resolution on the non-binding advisory vote to approve executive compensation requires a “for” vote of a majority of the votes cast by the holders of AIG common stock, which votes cast are either “for” or “against” the resolution. The results of the vote on this resolution will not be binding on AIG’s Board, will not overrule any decisions the Board has made and will not create any duty for the Board to take any action in response to the outcome of the vote. However, the CMRC values the feedback received from this advisory vote and may, in its sole discretion, take into account the outcome of the vote in analyzing and evaluating future compensation opportunities.
Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation to Restrict Certain Transfers of AIG Common Stock in order to Protect AIG’s Tax Attributes. Approval of the amendment and restatement requires a “for” vote of a majority of the outstanding shares of AIG common stock.
Proposal 4—Ratification of the Amendment to Extend the Expiration of the American International Group, Inc. Tax Asset Protection Plan. Ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan requires a “for” vote of a majority of the votes cast by the holders of AIG common stock, which votes cast are either “for” or “against” the amendment.
Proposal 5—Ratification of the Selection of PricewaterhouseCoopers LLP. Ratification of the selection of accountants requires a “for” vote of a majority of the votes cast by the holders of AIG common stock, which votes cast are either “for” or “against” the ratification. Neither AIG’s Amended and Restated Certificate of Incorporation nor AIG’s By-laws require that the shareholders ratify the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm. AIG’s Board is requesting shareholder ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may still retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the selection at any time during the year if it determines that such change would be in the best interests of AIG and its shareholders.
Shareholder Proposal 6—To Give Shareholders Who Hold at Least 10 Percent of Our Outstanding Common Stock the Right to Call Special Meetings. Approval of the shareholder proposal requires a “for” vote of a majority of the votes cast by the holders of AIG common stock, which votes cast are either “for” or “against” the resolution.
Broker Non-Votes and Abstentions. In the case of the proposals on the election of directors, the non-binding advisory vote on executive compensation, the ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan, the selection of PricewaterhouseCoopers LLP and the shareholder proposal—only votes cast “for” or “against” the proposal will be considered; abstentions, broker non-votes and withheld votes will not be treated as a vote “for” or “against” the proposal and therefore will have no effect on the vote. Although an abstention will have no effect on the election of directors, because directors are elected by a majority of the votes cast, a director who receives more votes “against” than “for” his or her election will be required to resign, subject to the process described above under “Proposal 1—Election
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Voting Instructions and Information

of Directors.” With respect to the proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG common stock in order to protect AIG’s tax attributes, an abstention or a broker non-vote will have the effect of a vote “against” such proposal.
HOW MANY VOTES ARE REQUIRED TO TRANSACT BUSINESS AT THE ANNUAL MEETING?
A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of AIG common stock entitled to vote will constitute a quorum.
Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters on the agenda for the Annual Meeting, will be treated as present for purposes of determining a quorum for the Annual Meeting.
HOW DO I OBTAIN MORE INFORMATION ABOUT AIG?
A copy of AIG’s 2019 Annual Report, which includes AIG’s 2019 Annual Report on Form 10-K filed with the SEC, has been delivered or made available to shareholders. You also may obtain, free of charge, a copy of the 2019 Annual Report and AIG’s 2019 Annual Report on Form 10-K by writing to American International Group, Inc., 175 Water Street, New York, New York 10038, Attention: Investor Relations. These documents also are available in the Investors section of AIG’s corporate website at www.aig.com.
WHO PAYS FOR THE EXPENSES OF THIS PROXY SOLICITATION?
AIG will bear the cost of this solicitation of proxies. Proxies may be solicited by mail, email, personal interview, telephone and facsimile transmission by directors, their associates, and certain officers and regular employees of AIG and its subsidiaries without additional compensation. In addition to the foregoing, AIG has retained Morrow Sodali LLC to assist in the solicitation of proxies for a fee of approximately $20,000 plus reasonable out-of-pocket expenses and disbursements of that firm. AIG will reimburse brokers and others holding AIG common stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.
2020 Proxy Statement123

Other Matters Other Matters to be Presented at the 2020 Annual Meeting of Shareholders
Other Matters

OTHER MATTERS TO BE PRESENTED AT THE 2020 ANNUAL MEETING OF SHAREHOLDERS
The Board knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters.
SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
All suggestions from shareholders are given careful attention. Proposals intended for inclusion in next year’s Proxy Statement pursuant to Exchange Act Rule 14a-8 should be sent to the Corporate Secretary of AIG by mail at 175 Water Street, New York, New York 10038 or by e-mail at AIGCorporateSecretary@aig.com and must be received by [           ], 2020.
AIG’s By-laws permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of our outstanding shares of AIG common stock continuously for at least three years to nominate and include in AIG’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in AIG’s By-laws. Notice of director nominees submitted pursuant to these proxy access By-law provisions must be delivered to or, if sent by mail, received by the Corporate Secretary of AIG at 175 Water Street, New York, New York 10038 and must be received no earlier than [           ], 2020 and no later than [           ], 2020. The notice of director nominees must include all of the information required by AIG’s By-laws.
Under AIG’s By-laws, notice of any other shareholder proposal or the nomination of a candidate for election as a director to be made at the 2020 Annual Meeting of Shareholders and not submitted for inclusion in next year’s Proxy Statement (either pursuant to Exchange Act Rule 14a-8 or the proxy access provisions of AIG’s By-laws) must be delivered to the Corporate Secretary of AIG at 175 Water Street, New York, New York 10038 not less than 90 nor more than 120 days prior to May 13, 2021, unless the 2021 Annual Meeting of Shareholders is not scheduled to be held on a date between April 13, 2021 and June 12, 2021, in which case notice must be received by the later of 90 days prior to the date on which such meeting is scheduled or 10 days after the date on which such meeting date is first publicly announced. The notice must include all of the information required by AIG’s By-laws. A copy of AIG’s current By-laws is available in the About Us—Leadership and Governance section of AIG’s website at www.aig.com.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
AIG has adopted procedures on the reporting of concerns regarding AIG’s accounting, internal accounting controls or auditing matters and other matters and on communicating with independent directors. These procedures are available in the About Us—Leadership and Governance section of AIG’s corporate website at www.aig.com.
Shareholders and other interested parties may communicate with any of the independent directors, including the Independent Chair and Committee Chairs, or the independent directors as a group, by:
•
writing to them c/o Corporate Secretary, American International Group, Inc., 175 Water Street, New York, New York 10038; or

•
emailing boardofdirectors@aig.com

The Corporate Secretary opens all communications and forwards them to the appropriate recipient. However, at the discretion of the Corporate Secretary, items unrelated to the directors’ duties and responsibilities as members of the Board may not be forwarded, including materials considered to be trivial, irrelevant, inappropriate, harassing, unsolicited advertisements or promotional materials and invitations to conferences.
ELECTRONIC DELIVERY OF PROXY MATERIALS
In an effort to reduce paper mailed to your home and help lower printing and postage costs, we are offering shareholders the convenience of viewing online proxy statements, annual reports and related materials. With your consent, we can stop sending future paper copies of these documents. To elect this convenience, shareholders may follow the instructions when voting online at www.proxyvote.com. Following the Annual Meeting, you may
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Other Matters Important Notice Regarding Delivery of Shareholder Documents

continue to register for electronic delivery of future documents by visiting http://enroll.icsdelivery.com/aig. If you own shares indirectly through a broker, bank, or other nominee, please contact your financial institution for additional information regarding enrolling for electronic delivery.
We are pleased to be using the SEC’s rule that allows companies to furnish proxy materials to their shareholders over the internet. In accordance with this rule, on or about [           ], 2020, we sent shareholders of record at the close of business on March 18, 2020, a Notice Regarding the Availability of Proxy Materials or a full set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and 2019 Annual Report via the internet and how to vote.
Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be held on May 13, 2020. Our 2020 Proxy Statement and 2019 Annual Report are available free of charge on our website at www.aig.com.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
The SEC’s rules permit us to deliver a single notice or set of Annual Meeting materials to a single address shared by two or more of our shareholders. We have delivered only one notice or set of Annual Meeting materials to multiple shareholders who share that address unless AIG received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate copy of this Notice of Annual Meeting of Shareholders, Proxy Materials, Proxy Statement or 2019 Annual Report, he or she may contact Investor Relations at 175 Water Street, New York, New York 10038, 212-770-6293, and AIG will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact Investor Relations if he or she would like to receive separate proxy materials and annual reports in the future. If a shareholder receives multiple copies of AIG’s proxy materials and annual reports, he or she may request householding in the future by contacting Investor Relations.
INCORPORATION BY REFERENCE
Information and reports on our website that we refer to in this Proxy Statement will not be deemed a part of, or otherwise incorporated by reference into, this Proxy Statement. To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by AIG under the Securities Act or the Exchange Act, the Letter to Shareholders from Messrs. Steenland and Duperreault and the sections of this Proxy Statement entitled “Letter from the Compensation and Management Resources Committee,” “Report of the Compensation and Management Resources Committee” and “Report of the Audit Committee” (to the extent permitted by the SEC rules), shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.
2020 Proxy Statement125

Cautionary Statement Regarding Forward-Looking Information
Cautionary Statement Regarding
Forward-Looking Information

This Proxy Statement and other publicly available documents may include, and officers and representatives of AIG may from time to time make and discuss, projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only a belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal” or “estimate.” These projections, goals, assumptions and statements may relate to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, anticipated organizational, business or regulatory changes, anticipated sales, monetization and/or acquisitions of businesses or assets, or successful integration of acquired businesses, management succession and retention plans, exposure to risk, trends in operations and financial results.
It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include:
•
changes in market and industry conditions, including the significant global economic slowdown, market volatility and business interruption driven by responses to the COVID-19 pandemic;

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the occurrence of catastrophic events, both natural and man-made, including pandemics (such as COVID-19), and the effects of climate change;

•
AIG’s ability to effectively execute on AIG 200 operational programs designed to achieve underwriting excellence, modernization of AIG’s operating infrastructure, enhanced user and customer experiences and unification of AIG;

•
AIG’s ability to consummate the sale of its controlling interest in Fortitude and AIG’s ability to successfully manage AIG’s Legacy portfolios;

•
changes in judgments concerning potential cost saving opportunities;

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actions by credit rating agencies;

•
changes in judgments concerning insurance underwriting and insurance liabilities;

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the impact of potential information technology, cybersecurity or data security breaches, including as a result of cyber-attacks or security vulnerabilities;

•
disruptions in the availability of AIG’s electronic data systems or those of third parties;

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the effectiveness of strategies to recruit and retain key personnel and to implement effective succession plans;

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the requirements, which may change from time to time, of the global regulatory framework to which AIG is subject;

•
significant legal, regulatory or governmental proceedings;

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concentrations in AIG’s investment portfolios;

•
changes to the valuation of AIG’s investments;

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AIG’s ability to successfully dispose of, monetize and/or acquire businesses or assets or successfully integrate acquired businesses;

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changes in judgments concerning the recognition of deferred tax assets and goodwill impairment;

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the effectiveness of our risk management policies and procedures, including with respect to our business continuity and disaster recovery plans; and

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Cautionary Statement Regarding Forward-Looking Information

•
such other factors discussed in:

•
Part I, Item 1A. Risk Factors in AIG’s 2019 Annual Report on Form 10-K; and

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Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in AIG’s 2019 Annual Report on Form 10-K.

AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.
2020 Proxy Statement127

Appendix A Non-GAAP FINANCIAL MEASURES
Appendix A

NON-GAAP FINANCIAL MEASURES
Certain of the operating performance measurements used by AIG management are “non-GAAP financial measures” under Securities and Exchange Commission rules and regulations. GAAP is the acronym for “generally accepted accounting principles” in the United States. The non-GAAP financial measures presented may not be comparable to similarly named measures reported by other companies.
•
Adjusted Pre-tax Income (APTI) is derived by excluding the items set forth below from income from continuing operations before income tax. This definition is consistent across our segments. These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and measures that we believe to be common to the industry. APTI is a GAAP measure for our segments. Excluded items include the following:

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changes in fair value of securities used to hedge guaranteed living benefits;

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changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA), and sales inducement assets (SIA) related to net realized capital gains and losses;

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changes in the fair value of equity securities;

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loss (gain) on extinguishment of debt;

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all net realized capital gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Earned income on such economic hedges is reclassified from net realized capital gains and losses to specific APTI line items based on the economic risk being hedged (e.g. net investment income and interest credited to policyholder account balances);

•
income or loss from discontinued operations;

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net loss reserve discount benefit (charge);

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pension expense related to a one-time lump sum payment to former employees;

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income and loss from divested businesses;

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non-operating litigation reserves and settlements;

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restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization;

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the portion of favorable or unfavorable prior year reserve development for which we have ceded the risk under retroactive reinsurance agreements and related changes in amortization of the deferred gain;

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integration and transaction costs associated with acquired businesses;

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losses from the impairment of goodwill; and

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non-recurring external costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles.

•
Adjusted After-tax Income Attributable to AIG Common Shareholders (AATI) is derived by excluding the tax effected APTI adjustments described above, dividends on preferred stock, and the following tax items from net income attributable to AIG:

•
deferred income tax valuation allowance releases and charges;

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changes in uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; and

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net tax charge related to the enactment of the Tax Cuts and Jobs Act (Tax Act); and by excluding the net realized capital gains (losses) from noncontrolling interests.

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Adjusted After-tax Income Attributable to Core, General Insurance and Life and Retirement is derived by subtracting attributed interest expense, income tax expense and attributed dividends on preferred stock from APTI. Attributed debt and the related interest expense and dividends on preferred stock are calculated based

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Appendix A Non-GAAP FINANCIAL MEASURES

on our internal capital model. Tax expense or benefit is calculated based on an internal attribution methodology that considers among other things the taxing jurisdiction in which the segments conduct business, as well as the deductibility of expenses in those jurisdictions.
•
Core, General Insurance and Life and Retirement Adjusted Attributed Common Equity is an attribution of total AIG Adjusted Common Shareholders’ Equity to these segments based on our internal capital model, which incorporates the segments’ respective risk profiles. Adjusted Attributed Common Equity represents our best estimates based on current facts and circumstances and will change over time.

•
AIG Return on Common Equity (ROCE)—Adjusted After-tax Income Excluding Accumulated Other Comprehensive Income (AOCI) and Deferred Tax Assets (DTA) (Adjusted Return on Common Equity) is used to show the rate of return on common shareholders’ equity. We believe this measure is useful to investors because it eliminates items that can fluctuate significantly from period to period, including changes in fair value of our available for sale securities portfolio, foreign currency translation adjustments and U.S. tax attribute deferred tax assets. This measure also eliminates the asymmetrical impact resulting from changes in fair value of our available for sale securities portfolio wherein there is largely no offsetting impact for certain related insurance liabilities. We exclude deferred tax assets representing U.S. tax attributes related to net operating loss carryforwards and foreign tax credits as they have not yet been utilized. Amounts for interim periods are estimates based on projections of full-year attribute utilization. As net operating loss carryforwards and foreign tax credits are utilized, the portion of the DTA utilized is included in Adjusted Return on Common Equity. Adjusted Return on Common Equity is derived by dividing actual or annualized adjusted after-tax income attributable to AIG common shareholders by average Adjusted Common Shareholders’ Equity.

•
Core, General Insurance and Life and Retirement Return on Common Equity—Adjusted After-tax Income (Adjusted Return on Attributed Common Equity) is used to show the rate of return on Adjusted Attributed Common Equity. Adjusted Return on Attributed Common Equity is derived by dividing actual or annualized Adjusted After-tax Income by average Adjusted Attributed Common Equity.

•
Core, General Insurance and Life and Retirement Normalized Return on Attributed Common Equity further adjusts Adjusted Return on Attributed Common Equity for the effects of certain volatile or market-related items. We believe this measure is useful to investors for performance management because it presents the trends in Adjusted Return on Attributed Common Equity without the impact of certain items that can experience volatility in our short-term results. Normalized Return on Attributed Common Equity is derived by excluding the following tax-adjusted effects from Adjusted Return on Attributed Common Equity: the difference between actual and expected (i) catastrophe losses, (ii) alternative investment returns, and (iii) Direct Investment Book and Global Capital Markets returns; update of actuarial assumptions; and prior year loss reserve development.

•
Ratios: We, along with most property and casualty insurance companies, use the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. These ratios are relative measurements that describe, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses (which for General Insurance excludes net loss reserve discount), and the amount of other underwriting expenses that would be incurred. A combined ratio of less than 100 indicates underwriting income and a combined ratio of over 100 indicates an underwriting loss. Our ratios are calculated using the relevant segment information calculated under GAAP, and thus may not be comparable to similar ratios calculated for regulatory reporting purposes. The underwriting environment varies across countries and products, as does the degree of litigation activity, all of which affect such ratios. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability as reflected in underwriting income and associated ratios.

•
Accident Year Combined Ratio, As Adjusted excludes catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting. We believe that as adjusted ratios are meaningful measures of our underwriting results on an ongoing basis as they exclude catastrophes and the impact of reserve discounting which are outside of management’s control. We also exclude prior year development to provide transparency related to current accident year results. Underwriting ratios are computed as follows:

•
Loss Ratio = Loss and loss adjustment expenses incurred ÷ Net premiums earned (NPE)

•
Acquisition Ratio = Total acquisition expenses ÷ NPE

•
General Operating Expense Ratio = General operating expenses ÷ NPE

2020 Proxy StatementA-2

Appendix A Non-GAAP FINANCIAL MEASURES

•
Expense Ratio = Acquisition ratio + General operating expense ratio

•
Combined Ratio = Loss ratio + Expense ratio

•
Accident Year Loss Ratio, As Adjusted (AYLR) = [Loss and loss adjustment expenses incurred – CATs – PYD] ÷ [NPE +/(-) Reinstatement premiums related to catastrophes (CYRIPs) +/(-) RIPs related to prior year catastrophes (PYRIPs) + (Additional) returned premium related to PYD on loss sensitive business ((AP)RP) + Adjustment for ceded premiums under reinsurance contracts related to prior accident years]

•
Accident Year Combined Ratio, As Adjusted = AYLR + Expense ratio

•
Catastrophe Losses (CATs) and Reinstatement Premiums = [Loss and loss adjustment expenses incurred – (CATs)] ÷ [NPE +/(-) CYRIPs] – Loss ratio

•
Prior Year Development net of (Additional) Return Premium Related to PYD on Loss Sensitive Business = [Loss and loss adjustment expenses incurred – CATs – PYD] ÷ [NPE +/(-) CYRIPs +/(-) PYRIPs + (AP)RP] – Loss ratio – CAT ratio

	Twelve Months Ended December 31,
Results of Operations (in millions)	2019	2018
Gross premiums written	$34,738	$34,225
Ceded premiums written	(9,646)	(7,818)
Net premiums written	$25,092	$26,407
Net premiums earned	$26,438	$27,505
Losses and loss adjustment expenses incurred	17,246	20,824
Acquisition expenses:
Amortization of deferred policy acquisition costs	4,482	4,596
Other acquisition expenses	1,292	1,385
Total acquisition expenses	5,774	5,981
General operating expenses	3,329	3,837
Underwriting income (loss)	89	(3,137)
Net investment income (loss):
Interest and dividends	2,842	2,661
Alternative investments	697	247
Other investment income (loss)	107	(103)
Investment expenses	(202)	(137)
Total net investment income	3,444	2,668
Adjusted pre-tax income (loss)	$3,533	$(469)
Underwriting Ratios
Loss ratio	65.2	75.7
Catastrophe losses and reinstatement premiums	(4.8)	(10.5)
Prior year development	1.1	(1.5)
Adjustments for ceded premium under reinsurance contracts and other	0.1	0.3
Accident year loss ratio, as adjusted	61.6	64.0
Acquisition ratio	21.8	21.7
General operating expense ratio	12.6	14.0
Expense ratio	34.4	35.7
Combined ratio	99.6	111.4
Accident year combined ratio, as adjusted	96.0	99.7
A-32020 Proxy Statement

Appendix A Non-GAAP FINANCIAL MEASURES

•
Accident Year Combined Ratio, As Adjusted, including Actual Catastrophe Losses is derived by adding catastrophe losses and related reinstatement premiums expressed as a percentage of net premiums earned, to the Accident Year Combined Ratio, As Adjusted.

•
Accident Year Combined Ratio, As Adjusted, including Average Annual Losses is derived by adding the average annual losses (AAL) expressed as a percentage of net premiums earned, to the Accident Year Combined Ratio, As Adjusted. The AAL is the mean of the probabilistic expected catastrophe loss distribution that is calculated based on our catastrophe model.

•
Calendar Year Combined Ratio Relative to Peers represents General Insurance’s calendar year combined ratio, excluding amortization related to the Adverse Development Cover reinsurance agreement, compared to peers’ calendar year combined ratio computed using a weighted average based on the respective net earned premiums for each peer.

•
Total Transaction Value is a measure of the estimated value of new business using the present value of risk-adjusted cash flows, with an allowance for cost of capital on non-hedgeable risks, which are weighted to balance the results of each business line’s contribution to the total result. Cash flows are projected using best estimate assumptions and marginal expenses, including a provision for the cost of options and guarantees. Present values are calculated using our internal liability discount curve and adding the impact from each business’s net earned spread expectation. Capital is based on our internal capital model.

•
Headquarters General Operating Expenses: AIG operating costs that can be categorized into three buckets: (1) Activity driven services – represents activities that are centrally managed to gain efficiency and are charged to businesses on a usage basis. (2) Centralized support groups – Support groups needed by AIG to run the business or protect stakeholder needs and would be allocated to the business on some overall drive methodology. An example is technology security groups and (3) Retained Costs – costs that are not allocated to the businesses as such costs are incurred generally on the basis of AIG being a public company.

•
General Insurance General Operating Expenses (GOE) represents GOE and other policy acquisition costs excluding GOE related to recent acquisitions.

•
Life and Retirement GOE represents GOE on an adjusted pre-tax income basis.

•
Investments GOE (net of third-party income) represents the direct costs associated with the day-to-day activities of directly managing AIG’s invested assets. Examples of costs include portfolio management and administration.

•
Core Normalized Book Value per Common Share is derived by dividing Core Adjusted Attributed Common Equity adjusted for cumulative dividends paid to common shareholders over the three-year LTI performance period and the tax-adjusted effects of (i) inception to date changes in the Adverse Development Cover reinsurance agreement deferred gain (including inception to date amortization related to the deferred gain) resulting from changes in the underlying loss reserves, and (ii) the difference between actual and expected catastrophe losses, by total common shares outstanding.

2020 Proxy StatementA-4

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
APPENDIX B

The following is marked to show the proposed Amended and Restated Certificate of Incorporation of American International Group, Inc. as compared to the current Amended and Restated Certificate of Incorporation of American International Group, Inc., with deletions indicated by strikeouts and additions indicated by double underlining:
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
AMERICAN INTERNATIONAL GROUP, INC.

American International Group, Inc., a Delaware corporation, hereby certifies as follows:
FIRST. The name of the corporation is American International Group, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was June 9, 1967 and the name under which it was originally incorporated was American International Enterprises, Inc.
SECOND. This amended and restated certificate of incorporation amends, restates and integrates the provisions of the certificate of incorporation of said corporation, and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the favorable vote of the holders of a majority of the outstanding stock entitled to vote thereon.
THIRD. The text of the certificate of incorporation is amended and restated to read herein as set forth in full:
ARTICLE ONE
Name.
The name of the Company is AMERICAN INTERNATIONAL GROUP, INC.
ARTICLE TWO
Registered Office and Registered Agent.
The name of the registered agent in the State of Delaware is United States Corporation Company, whose address is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808.
ARTICLE THREE
Corporate Purposes and Powers.
The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, including, but not limited to, the business of insurance agent, broker or adjuster.
ARTICLE FOUR
Capital Stock.
The total number of shares of all classes of stock which the Company shall have authority to issue is 5,100,000,000, of which 100,000,000 shares are to be Serial Preferred Stock, par value $5.00 per share (hereinafter called the “Serial Preferred Stock”), and 5,000,000,000 shares are to be Common Stock, par value $2.50 per share (hereinafter called the “Common Stock”).
The voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the Serial Preferred Stock and the Common Stock, in addition to those set forth elsewhere herein, are as follows:
B-12020 Proxy Statement

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(1) The Serial Preferred Stock may be issued from time to time by the Board of Directors, as shares of one or more series of Serial Preferred Stock, and, subject to subdivisions (2) through (6) of this Article Four, the Board of Directors or a duly authorized committee thereof is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to fix the relative rights, preferences or limitations of the shares of the series, including but not limited to the following:
(a) The distinctive serial designation of such series which shall distinguish it from other series;
(b) The number of shares included in such series, which number may be increased or decreased from time to time unless otherwise provided in the resolutions creating the series;
(c) The dividend rate or rates (or method of determining such rate or rates) for shares of such series and the date or dates (or the method of determining such date or dates) upon which such dividends shall be payable;
(d) Whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;
(e) The amount or amounts which shall be paid out of the assets of the Company to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Company;
(f) The price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed or exchanged, in whole or in part;
(g) The obligation, if any, of the Company to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed, in whole or in part, pursuant to such obligation;
(h) The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of such series shall be convertible at the option of the holder into shares of any other class of stock or into shares of any other series of Serial Preferred Stock, except into shares of a class having rights or preferences as to dividends or distribution of assets upon liquidation which are prior or superior in rank to those of the shares being converted;
(i) The voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share and any requirement for the approval by the holders of up to 66 2/3% of all Serial Preferred Stock, or of the shares of one or more series, or of both, as a condition to specified corporate action or amendments to the Amended and Restated Certificate of Incorporation;
(j) The relative preference or priority as to the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company; and
(k) Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with applicable law.
Pursuant to the foregoing authority, the Board has previously authorized the issuance of the Participating Preferred Stock, par value $5.00 per share (the “Participating Preferred Stock”)~~,~~ and Series A Preferred Stock, par value $5.00 per share (the “Series A Preferred Stock”) by filing ~~a Certificate~~Certificates of Designations with the Secretary of State of the State of Delaware on March 9, 2011 and March 8, 2019, respectively. The number of shares included in the Participating Preferred Stock, the powers, preferences and rights of the shares of such series, and the qualifications, limitations and restrictions thereof are set forth in Annex I hereto and are incorporated herein by reference. The number of shares included in the Series A Preferred Stock, the powers, preferences and rights of the shares of such series, and the qualifications, limitations and restrictions thereof are set forth in Annex II hereto and are incorporated herein by reference.
2020 Proxy StatementB-2

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(2) All Serial Preferred Stock shall rank senior to the Common Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company~~; provided, that, except as permitted by the terms of the UST Preferred Stock (as defined in subdivision 7(b) of this Article 4), the UST Preferred Stock shall have priority over the Junior Preferred Stock (as defined in subdivision 7(c) of this Article 4) as to the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company~~.
(3) Unless otherwise provided in the resolutions of the Board of Directors or a duly authorized committee thereof establishing the terms of a series of Serial Preferred Stock, no holder of any share or shares of Junior Preferred Stock shall be entitled as of right to vote on any amendment or alteration of the Amended and Restated Certificate of Incorporation to authorize or create, or increase the authorized amount of, any class or series of Serial Preferred Stock or any alteration, amendment or repeal of any provision of any other series of Junior Preferred Stock that does not adversely affect in any material respect the rights of the series of Junior Preferred Stock held by such holder.
(4) Except as provided in the resolutions of the Board of Directors or a duly authorized committee thereof in establishing the terms of a series of Serial Preferred Stock, so long as any ~~shares of UST Preferred Stock and any~~ series of Serial Preferred Stock ~~ranking on a parity therewith as to dividends~~ shall be outstanding, in no event shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock or Junior Preferred Stock, nor shall any shares of any junior stock or Junior Preferred Stock be purchased, redeemed or otherwise acquired for value by the Company, unless all dividends on ~~the UST Preferred Stock and~~ any series of Serial Preferred Stock ~~ranking on a parity with the UST Preferred Stock as to dividends~~ for all past dividend periods and for the then current period shall have been paid or declared and a sum sufficient for the payment thereof set apart, and unless the Company shall not be in default with respect to any of its obligations with respect to any past period with respect to any sinking fund for ~~the UST Preferred Stock or~~ any Serial Preferred Stock ~~ranking on a parity therewith as to dividends~~. If such payment shall have been made in full to the holders of ~~the UST Preferred Stock and~~ any series of Serial Preferred Stock ~~ranking on a parity therewith as to dividends~~, dividends may then be paid on junior stock and Junior Preferred Stock, according to their respective rights and preferences.
(5) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, then, before any distribution or payment shall be made to the holders of any junior stock or Junior Preferred Stock, the holders of ~~the UST Preferred Stock and~~ any series of Serial Preferred Stock ~~ranking on a parity therewith as to liquidation~~ shall be entitled to be paid in full the respective amounts of the liquidation preferences thereof. If such payment shall have been made in full to the holders of ~~the UST Preferred Stock and~~ any series of Serial Preferred Stock ~~ranking on a parity therewith as to liquidation~~, the remaining assets and funds of the Company shall be distributed among the holders of Junior Preferred Stock, according to their respective rights and preferences, to pay in full the respective amounts of the liquidation preference thereof. If such payment shall have been made in full to the holders of Junior Preferred Stock, the remaining assets and funds of the Company shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Company, the amounts so payable are not paid in full to the holders of all outstanding shares of ~~UST Preferred Stock and~~ any series of Serial Preferred Stock ~~ranking on a parity therewith as to liquidation~~, the holders of ~~all UST Preferred Stock and~~ any series of Serial Preferred Stock ~~ranking on a parity therewith as to liquidation~~ shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Company, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Company within the meaning of the foregoing provisions of this subdivision (5).
(6) No holder of Serial Preferred Stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.
B-32020 Proxy Statement

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(7) As used herein with respect to the Serial Preferred Stock or in any resolution adopted by the Board of Directors or a duly authorized committee thereof providing for the issue of any particular series of the Serial Preferred Stock as authorized by subdivision (1) of this Article Four, the following terms shall have the following meanings:
(a) The term “junior stock” shall mean the Common Stock and any other class of stock of the Company hereafter authorized over which the Serial Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the Company.
~~(b)~~
~~The term “UST Preferred Stock” shall mean any series of Serial Preferred Stock hereafter authorized that is initially issued to the United States Department of the Treasury.~~

~~(c)~~(b) The term “Junior Preferred Stock” shall mean ~~(1)~~ the Participating Preferred Stock ~~and (2) any other series of Serial Preferred Stock hereafter authorized that is not initially issued to the United States Department of the Treasury~~.
~~(d)~~(c) The term “sinking fund” shall mean any fund or requirement for the periodic retirement of shares.
~~(e)~~(d) The term “accrued dividends”, with respect to any share of any series, shall mean an amount computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.
(8) No holder of any share or shares of stock of the Company shall be entitled as of right to subscribe for, purchase or receive any shares of stock of any class or any other securities which the Company may issue, whether now or hereafter authorized, and whether such stock or securities be issued for money or for a consideration other than money or by way of a dividend and all such shares of stock or other securities may be issued or disposed of by the Board of Directors to such persons, firms, corporations, and associations and on such terms as it, in its absolute discretion, may deem advisable, without offering to stockholders then of record or any class of stockholders any thereof upon the same terms or upon any terms.
(9) The holders of the shares of Common Stock will be entitled to one vote per share of such stock on all matters except as herein or by statute otherwise provided.
ARTICLE FIVE
Minimum Capital.
The minimum amount of capital with which the Company will commence business is $1,000.
ARTICLE SIX
Corporate Existence.
The Company is to have perpetual existence.
ARTICLE SEVEN
Liability of Holders of Capital Stock for Corporate Debts.
The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.
ARTICLE EIGHT
Powers of Board of Directors; Meetings; Corporate Books; Etc.
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Company, and for further definition, limitation and regulation of the powers of the Company and of its directors and stockholders:
2020 Proxy StatementB-4

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(1) Subject to the provisions of subdivision (1)(i) of Article Four hereof, the number of directors of the Company shall be such as from time to time shall be fixed by, or in the manner provided in, the By-Laws. Election of directors need not be by ballot unless the By-Laws so provide.
(2) The Board of Directors shall have power:
(a) Without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the By-Laws of the Company; to fix and vary the amount to be reserved for any proper purpose and to abolish any such reserve in the manner in which it was created; to authorize and cause to be executed mortgages and liens upon any part of the property of the Company or upon all or substantially all of the property of the Company; to determine the use and disposition of any surplus or net profits and to fix the times for the declaration and payment of dividends.
(b) To determine from time to time whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Company (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.
(c) By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the Company, which, to the extent provided in the resolution or in the By-Laws of the Company, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Company or as may be determined from time to time by resolution adopted by the Board of Directors.
(d) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Company.
(3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Company which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Company and upon all the stockholders, as though it had been approved or ratified by every stockholder of the Company, whether or not the contract or act would otherwise be open to legal attack because of directors’ interest, or for any other reason.
(4) The stockholders and directors shall have power to hold their meetings if the By-Laws so provide and (except as the laws of the State of Delaware shall otherwise provide) keep the books, documents and papers of the Company, outside of the State of Delaware, and to have one or more offices within or without the State of Delaware, at such places as may be from time to time designated by the By-Laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.
(5) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Company; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any By-Laws from time to time made by the stockholders; provided, however, that no By-Laws so made shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been made.
B-52020 Proxy Statement

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ARTICLE NINE
Transactions with Directors.
No contract or other transaction between the Company and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Company, and no act of the Company shall in any way be affected or invalidated by the fact that any of the directors of the Company are financially or otherwise interested in, or are directors or officers of, such other corporation; any director individually, or any firm of which such director may be a member, may be a party to, or may be financially or otherwise interested in, any contract or transaction of the Company, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any director of the Company who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Company which shall authorize such contract or transaction and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.
ARTICLE TEN
Indemnification of Directors and Officers.
The Company shall indemnify to the full extent permitted by law any person made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Company or serves or served any other enterprise at the request of the Company.
ARTICLE ELEVEN
Reservation of Right to Amend
Certificate of Incorporation.
The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.
ARTICLE TWELVE
No director of the Company shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such an exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as presently in effect or as the same may hereafter be amended. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any director of the Company for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.
ARTICLE THIRTEEN
Ownership Limit
(1) Definitions. As used in this ARTICLE THIRTEEN, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
“Agent” has the meaning set forth in Section 5 of this ARTICLE THIRTEEN.
“Board of Directors” or “Board” means the Board of Directors of the Company, including any duly authorized committee thereof.
“Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.
2020 Proxy StatementB-6

Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities (i) which such Person is considered to own under general federal income tax principles, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).
“Close of Business” on any given date shall mean 5:00 p.m., New York City time on such date, or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including any successor statute.
“Common Stock” shall mean the shares of Common Stock, par value $2.50 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.
“Company Security” or “Company Securities” means (i) shares of Common Stock, (ii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) and Treas. Reg. § 1.382-4(d)(9)) to purchase Securities of the Company and (iii) any Stock; provided, however, that “Company Security” or “Company Securities” shall not mean shares of Serial Preferred Stock, par value $5.00 per share, of the Company.
“Excess Securities” has the meaning given such term in Section 4(a) of this ARTICLE THIRTEEN.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Expiration Date” means the earliest of  (i) the Close of Business on the third anniversary of the Corporation’s ~~2017~~2020 Annual Meeting of Shareholders; (ii) the date upon which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors to the effect that due to the repeal of Section 382 of the Code, or any other change in law, this ARTICLE THIRTEEN is no longer necessary for the preservation of Tax Benefits; (iii) the first day of any taxable year of the Company with respect to which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors to the effect that no Tax Benefits may be carried forward; or (iv) such date as the Board of Directors determines for the restrictions set forth in Section 2 of this ARTICLE THIRTEEN to terminate. In the case of a termination of this ARTICLE THIRTEEN pursuant to clauses (ii), (iii) or (iv), the Board shall cause the prompt public announcement of such termination in such manner as the Board determines is appropriate under the circumstances.
“Five Percent Transaction” has the meaning set forth in Section 2 of this ARTICLE THIRTEEN.
“Five Percent Stockholder” means a Person with a Beneficial Ownership of 4.99% or more of  (i) the Common Stock then outstanding or (ii) any class of Stock (other than Common Stock) then outstanding.
“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any dividend, share split or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any Trading Day shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the New York Stock Exchange or, if the securities are not listed on the New York Stock Exchange, as reported on the NASDAQ Stock Market or, if the securities are not listed on the New York Stock Exchange or NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such Trading Day the securities are not listed or admitted to trading on
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any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such Trading Day the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair market value per share of such securities on such Trading Day as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.
“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.
“Prohibited Distributions” means any and all dividends or other distributions paid by the Company with respect to any Excess Securities received by a Purported Transferee.
“Prohibited Transfer” means any Transfer or purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this ARTICLE THIRTEEN.
“Proposed Transaction” has the meaning set forth in Section 3(b) of this ARTICLE THIRTEEN.
~~“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).~~
“Purported Transferee” has the meaning set forth in Section 4(a) of this ARTICLE THIRTEEN.
“Request” has the meaning set forth in Section 3(b) of this ARTICLE THIRTEEN.
“Requesting Person” has the meaning set forth in Section 3(b) of this ARTICLE THIRTEEN.
“Securities” and “Security” each has the meaning set forth in Section 7 of this ARTICLE THIRTEEN.
“Security Entitlement” has the meaning set forth in Section 8-102(a)(17) of the Delaware Uniform Commercial Code, as amended from time to time.
“Stock” means any interest or Security Entitlement that would be treated as “stock” of the Company pursuant to Treas. Reg. § 1.382-2(a)(3) or Treas. Reg. § 1.382-2T(f)(18).
“Subsidiary” or “Subsidiaries” of any specified Person means any corporation or other entity a majority of the voting power of the equity securities or a majority of the equity or membership interest is owned, directly or indirectly, by such Person.
“Tax Benefits” includes the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Company or any of its Subsidiaries as of December 31, ~~2016~~2019, within the meaning of Section 382 of the Code.
“Trading Day,” when used with respect to any securities, means a day on which the New York Stock Exchange is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a day on which the principal automated quotation system that reports trading in such securities is open for transaction of business or, if such securities are not listed on a national securities exchange or quoted on an automated quotation system, a Business Day.
“Transfer” means any direct, indirect or deemed sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person, other than the Company, that alters the Beneficial Ownership of any Person. A Transfer shall also include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) and the issuance by the Company of Stock upon the exercise of an option or warrant. For the avoidance of doubt, a Transfer shall not include (i) the creation or grant of an option by the Company or (ii) the issuance or grant of Stock by the Company (except for stock issued upon the exercise of any warrant issued by the Company).
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

“Transferee” means, with respect to any Transfer, any Person to whom Company Securities are, or are proposed to be, Transferred.
“Transferor” means, with respect to any Transfer, any Person by or from whom Company Securities are, or are proposed to be, Transferred.
“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.
(2) Transfer and Ownership Restrictions. ~~(a)~~ In order to preserve the Company’s ability to use the Tax Benefits to offset income, until the Expiration Date no Person ~~(including for the avoidance of doubt the U.S. Government or any agency or instrumentality thereof)~~ other than the Company shall, except as provided in Section 3(a) below, Transfer to any Person (and any such attempted Transfer shall be void ab initio), any direct or indirect interest in any Company Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a Five Percent Stockholder, or would cause the Beneficial Ownership of a Five Percent Stockholder to increase (any such Transfer, a “Five Percent Transaction”). The prior sentence shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8-102(a)(14) of the Delaware Uniform Commercial Code, of Company Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Company Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this ARTICLE THIRTEEN.
(3) Exceptions; Waiver of Transfer and Ownership Restrictions.
(a) Any Transfer of Company Securities that would otherwise be prohibited pursuant to Section 2~~(a)~~ of this ARTICLE THIRTEEN shall nonetheless be permitted if  (i) prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after the transaction is consummated), the Board of Directors approves the Transfer in accordance with Section 3(b) or 3(c) of this ARTICLE THIRTEEN (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such transfer which could be retroactive), (ii) such Transfer is pursuant to any transaction, including, but not limited to, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Company Securities receive, or are offered the same opportunity to receive, cash or other consideration for all such Company Securities, and upon the consummation of which the acquiror owns at least a majority of the outstanding shares of Common Stock~~,~~ or (iii) such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) ~~or (iv) such Transfer is a Transfer to any underwriter, dealer or initial purchaser from the United States Department of the Treasury for resale in a transaction contemplated by the Registration Rights Agreement, dated January 14, 2011, as amended from time to time, between the Company and the United States Department of the Treasury; provided, however, that Transfers by such underwriter, dealer or purchaser in such offering remain subject to this ARTICLE THIRTEEN~~ .
(b) The restrictions contained in this ARTICLE THIRTEEN are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Company may limit the Company’s ability to utilize its Tax Benefits. The restrictions set forth in Section 2~~(a)~~ of this ARTICLE THIRTEEN shall not apply to a proposed Transfer that is a Five Percent Transaction if the Transferor or the Transferee obtains the authorization of the Board of Directors in the manner described below. In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a Five Percent Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not authorize the Proposed Transaction in accordance with this Section 3(b). A Request shall be delivered by registered mail, return
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

receipt requested, to the Secretary of the Company at the Company’s principal executive office. Such Request shall be deemed to have been made when actually received by the Company. A Request shall include: (i) the name and address and telephone number of the Requesting Person; (ii) the number and percentage of Company Securities then Beneficially Owned by the Requesting Person and (iii) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a Five Percent Transaction and the proposed tax treatment thereof. The Board of Directors shall, in good faith, endeavor to respond to a Request within twenty (20) Business Days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that granting the Request is in the best interests of the Company. Any Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Company and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving a Request as provided in this Section 3(b) of ~~(x)~~ any proposed Transfer that does not cause any aggregate increase in the Beneficial Ownership of Stock by Five Percent Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code~~, or (y) any proposed Transfer by the United States Department of the Treasury if such proposed Transfer and all prior and anticipated Transfers or other transactions effected or expected to be effected during the relevant testing period do not result in an aggregate “owner shift” (as defined in the Code) of more than 40% for purposes of Section 382 of the Code. For purposes of clause (y) above, it shall be assumed that within such testing period all of the Common Stock originally exchanged for the Series C Perpetual, Convertible, Participating Preferred Stock of the Company, par value $5.00 per share, has been, or will be, sold. For the avoidance of doubt, for purposes of clauses (x) and (y) above, all Transfers shall be taken into account notwithstanding that pursuant to Notice 2008-84 (and any regulations issued pursuant thereto) no testing date may have occurred with respect to such Transfer~~.
(c) In addition to Section 3(b), the Board of Directors may determine that the restrictions set forth in Section 2~~(a)~~ of this ARTICLE THIRTEEN shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to Section 3(b) of this ARTICLE THIRTEEN, subject to any conditions that it deems reasonable and appropriate in connection therewith. Any determination of the Board of Directors hereunder may be made prospectively or retroactively.
(d) The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE THIRTEEN through duly authorized officers or agents of the Company.
(4) Excess Securities.
(a) No employee or agent of the Company shall record any Prohibited Transfer, and the purported Transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Company Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled to any rights
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

thereunder, including rights of stockholders of the Company with respect to such Excess Securities, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the Transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this ARTICLE THIRTEEN or until an approval is obtained under Section 3 of this ARTICLE THIRTEEN. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Company Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this ARTICLE THIRTEEN shall also be a Prohibited Transfer.
(b) The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this ARTICLE THIRTEEN, including, without limitation, authorizing, in accordance with Section 9 of this ARTICLE THIRTEEN, such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s Beneficial Ownership of Stock and other evidence that a Transfer will not be prohibited by this ARTICLE THIRTEEN as a condition to registering any Transfer.
(5) Transfer to Agent. If the Board of Directors determines that a Transfer of Company Securities constitutes a Prohibited Transfer then, upon written demand by the Company sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer constitutes a Prohibited Transfer, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, or, in the case of uncertificated Stock, shall automatically be deemed to be transferred to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer; and provided further that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Company Securities, would otherwise adversely affect the value of the Company Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sales proceeds and Prohibited Distributions not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this ARTICLE THIRTEEN if the Agent rather than the Purported Transferee had resold the Excess Securities for an amount equal to the proceeds of such sale by the Purported Transferee (and taking into account only the actual costs incurred by the Agent).
(6) Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by the Agent from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the Market Price at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer); and (c) third, any remaining amounts shall be paid to the Transferor that was party to the subject Prohibited Transfer, or, if the Transferor that was party to the subject Prohibited Transfer cannot be readily identified, to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any Transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 inure to the benefit of the Company or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(7) Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of securities of the Company within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a Five Percent Stockholder, or would cause the Beneficial Ownership of a Five Percent Stockholder to increase, the application of Section 5 and Section 6 of this ARTICLE THIRTEEN shall be modified as described in this Section 7. In such case, no such Five Percent Stockholder shall be required to dispose of any interest that is not a Security, but such Five Percent Stockholder and/or any Person whose ownership of Securities is attributed to such Five Percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Stockholder, following such disposition, not to be in violation of this ARTICLE THIRTEEN. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this ARTICLE THIRTEEN, except that the maximum aggregate amount payable either to such Five Percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the Market Price of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Five Percent Stockholder or such other Person. The purpose of this Section 7 is to extend the restrictions in Sections 2 and 4 of this ARTICLE THIRTEEN to situations in which there is a Five Percent Transaction without a direct Transfer of Securities, and this Section 7, along with the other provisions of this ARTICLE THIRTEEN, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.
(8) Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty (30) days from the date on which the Company makes a written demand pursuant to Section 5 of this ARTICLE THIRTEEN (whether or not made within the time specified in Section 5 of this ARTICLE THIRTEEN), then the Company may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this ARTICLE THIRTEEN being void ab initio, (b) preclude the Company in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Company to act within the time periods set forth in Section 5 of this ARTICLE THIRTEEN to constitute a waiver or loss of any right of the Company under this ARTICLE THIRTEEN. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this ARTICLE THIRTEEN.
(9) Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information, to the extent reasonably available and legally permissible, as the Company may reasonably request from time to time in order to determine compliance with this ARTICLE THIRTEEN or the status of the Tax Benefits of the Company.
(10) Legends. The Board of Directors may require that the registration of the Stock on the stock transfer books of the Company, or any certificates issued by the Company evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this ARTICLE THIRTEEN bear the following legend:
“THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE THIRTEEN OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF AMERICAN INTERNATIONAL GROUP, INC., AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY UPON REQUEST.”
The Board of Directors may also require that any certificates or other evidence of ownership issued by the Company evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this ARTICLE THIRTEEN also bear a conspicuous legend referencing the applicable restrictions.
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Company shall have the power to make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this ARTICLE THIRTEEN for any uncertificated Company Securities or Company Securities held in an indirect holding system.
(11) Authority of Board of Directors.
(a) All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors in its sole discretion and shall be conclusive and binding for all purposes of this ARTICLE THIRTEEN.
(b) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this ARTICLE THIRTEEN, including, without limitation, (i) the identification of Five Percent Stockholders, (ii) whether a Transfer is a Five Percent Transaction or a Prohibited Transfer, (iii) the Beneficial Ownership in the Company of any Five Percent Stockholder, (iv) whether an instrument constitutes a Company Security, (v) the amount (or Market Price) due to a Purported Transferee pursuant to Sections 5 and 6 of this ARTICLE THIRTEEN, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this ARTICLE THIRTEEN. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Company not inconsistent with the provisions of this ARTICLE THIRTEEN for purposes of determining whether any Transfer of Company Securities would jeopardize the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this ARTICLE THIRTEEN.
(c) Nothing contained in this ARTICLE THIRTEEN shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) modify the definition of Beneficial Ownership in the Company, Five Percent Stockholder or the Persons covered by this ARTICLE THIRTEEN, (ii) modify the definitions of any other terms set forth in this ARTICLE THIRTEEN or (iii) modify the terms of this ARTICLE THIRTEEN as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code (or other sections of the Code or any similar state law, if applicable) as a result of any changes in applicable law or otherwise; provided, however, that the Board of Directors shall not cause there to be such modification unless it receives a report, at the Board’s request, from the Company’s advisors to the effect that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of certain restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. The Board shall cause the prompt public announcement of such modification in such manner as the Board determines appropriate under the circumstances. In the case of an ambiguity in the application of any of the provisions of this ARTICLE THIRTEEN, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this ARTICLE THIRTEEN requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this ARTICLE THIRTEEN. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be conclusive and binding on the Company, the Agent, and all other Persons for all other purposes of this ARTICLE THIRTEEN. The Board of Directors may delegate all or any portion of its duties and powers under this ARTICLE THIRTEEN to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE THIRTEEN through duly authorized officers or agents of the Company.
(12) Reliance. To the fullest extent permitted by law, the Company and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller or other executive officers of the Company or of the Company’s legal counsel, independent auditors, transfer agent,
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

investment bankers or other employees and agents in making the determinations and findings contemplated by this ARTICLE THIRTEEN, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities Beneficially Owned by any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Exchange Act (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.
(13) Benefits of This ARTICLE THIRTEEN. Nothing in this ARTICLE THIRTEEN shall be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this ARTICLE THIRTEEN. This ARTICLE THIRTEEN shall be for the sole and exclusive benefit of the Company and the Agent.
(14) Severability. The purpose of this ARTICLE THIRTEEN is to facilitate the Company’s ability to maintain or preserve its Tax Benefits. If any provision of this ARTICLE THIRTEEN or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE THIRTEEN.
(15) Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Company or the Agent under this ARTICLE THIRTEEN, (a) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.
(16) Limitation of Liability. To the maximum extent permitted by Delaware law, no director of the Company shall be liable for any breach of any duty under this ARTICLE THIRTEEN, it being understood that no director shall be responsible to the Corporation, any stockholder or any other Person for any action taken or omitted to be taken under this ARTICLE THIRTEEN. In particular, without creating any liability to any Person, the Board may distinguish between stockholders in connection with any Request under this ARTICLE THIRTEEN.
IN WITNESS WHEREOF, said AMERICAN INTERNATIONAL GROUP, INC. has caused its corporate seal to be hereunto affixed and this Amended and Restated Certificate of Incorporation to be signed by ~~Peter Y. Solmssen~~Luciana Fato, its Executive Vice President and General Counsel, and Rose Marie E. Glazer, its Senior Vice President, Corporate Secretary and Deputy General Counsel, this ~~28th~~[   ] day of ~~June, 2017~~[   ], 2020.
AMERICAN INTERNATIONAL GROUP, INC.
By
~~/s/ Peter Y. Solmssen~~

~~Peter Y. Solmssen~~
Luciana Fato
Executive Vice President and General Counsel
By
~~/s/~~

Rose Marie E. Glazer
~~Rose Marie E. Glazer~~
Senior Vice President, Corporate Secretary and Deputy General Counsel
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Annex I
CERTIFICATE OF DESIGNATION AND TERMS OF
PARTICIPATING PREFERRED STOCK OF AMERICAN INTERNATIONAL GROUP, INC.
Pursuant to Section 151 of the General
Corporation Law of the State of Delaware
We, the undersigned, David L. Herzog and Jeffrey A. Welikson, the Executive Vice President and Chief Financial Officer, and Vice President and Corporate Secretary, respectively, of American International Group, Inc., a Delaware corporation (the “Corporation”), do hereby certify as follows:
Pursuant to authority granted by ARTICLE FOUR of the Amended and Restated Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation’s Serial Preferred Stock, par value $5.00 per share, and certain qualifications, limitations and restrictions thereon:
RESOLVED, that there is hereby established a series of Serial Preferred Stock, par value $5.00 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:
1. The distinctive serial designation of this series shall be “Participating Preferred Stock” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.
2. The number of shares in this Series shall initially be 200,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Serial Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one ten-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.
3. The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of  $925.00 over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.
The term “Reference Package” shall initially mean 10,000 shares of Common Stock, par value $2.50 per share (“Common Stock”), of the Corporation.
Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in
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any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.
4. In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.
5. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of  (A) $25,000 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.
In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph 5. above, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.
Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph 5. above before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
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6. The shares of this Series shall not be redeemable.
7. In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.
8. If and whenever dividends payable on this Series and any other class or series of stock of the Corporation ranking on a parity with this Series as to payment of dividends (any such class or series being herein referred to as “dividend parity stock”) shall be in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of this Series, together with the holders of all other affected classes and series of dividend parity stock similarly entitled to vote for the election of two additional directors, voting separately as a single class, shall be entitled to elect the two additional directors at any annual meeting of stockholders or any special meeting of the holders of shares of this Series and such dividend parity stock called as hereinafter provided. Whenever all arrears in dividends on the shares of this Series and dividend parity stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set aside for payment, then the right of the holders of shares of this Series and such dividend parity stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of shares of this Series and such dividend parity stock shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of this Series and such dividend parity stock, the Secretary of the Corporation may, and upon the written request of any holder of shares of this Series (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of shares of this Series and such dividend parity stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the stockholders or as required by law. If any such special meeting so required to be called shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of shares of this Series may (at the Corporation’s expense) call such meeting, upon notice as herein provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of shares of this Series and such dividend parity stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders upon the nomination of the then remaining director elected by the holders of shares of this Series and such dividend parity stock or the successor of such remaining director. If the holders of shares of this Series become entitled under the foregoing provisions to elect or participate in the election of two directors as a result of dividend arrearages, such entitlement shall not affect the right of such holders to vote as stated in paragraph (vii), including the right to vote in the election of the remaining directors.
9. This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Serial Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Serial Preferred Stock.
10. In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of  (i) above, shall
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the 9th day of March, 2011.
/s/ David L. Herzog
Name:
David L. Herzog

Title:
Executive Vice President and Chief
Financial Officer

Attest:
/s/ Jeffrey A. Welikson
Name:
Jeffrey A. Welikson

Title:
Vice President and Corporate Secretary

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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Annex II
CERTIFICATE OF DESIGNATIONS
OF
SERIES A 5.85% NON-CUMULATIVE PERPETUAL PREFERRED STOCK
OF
AMERICAN INTERNATIONAL GROUP, INC.
American International Group, Inc., a Delaware corporation (the “Corporation”), hereby certifies that:
In accordance with the resolutions of the Board of Directors of the Corporation (the “Board of Directors”), adopted at a meeting duly called and held on February 12, 2019, the provisions of the Amended and Restated Certificate of Incorporation and the By-laws of the Corporation and applicable law, a Pricing Committee of the Board of Directors, at a meeting duly called and held on March 7, 2019, adopted the following resolution creating a series of the Corporation’s Serial Preferred Stock designated as “Series A 5.85% Non-Cumulative Perpetual Preferred Stock”:
“RESOLVED, that pursuant to the resolutions of the Board of Directors adopted at a meeting duly called and held on February 12, 2019, Section 151 of the Delaware General Corporation Law and the authority granted by ARTICLE FOUR of the Amended and Restated Certificate of Incorporation and the By-laws of the Corporation, the Pricing Committee hereby establishes a series of Serial Preferred Stock, par value $5.00 per share, of the Corporation and fixes and determines such voting powers, such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as follows:
Section 1. Designation. The distinctive serial designation of such series is “Series A 5.85% Non-Cumulative Perpetual Preferred Stock” (“Series A”). Each share of Series A shall be identical in all respects to every other share of Series A, except that shares of Series A issued after March 14, 2019, may only be issued on a Dividend Payment Date and shall accrue dividends from the date they are issued.
Section 2. Number of Designated Shares. The number of designated shares of Series A shall initially be 20,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Serial Preferred Stock, excluding shares of any other series of Serial Preferred Stock designated at the time of such increase) or decreased (but not below the number of shares of Series A then outstanding) by the Board of Directors. Shares of Series A that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Serial Preferred Stock undesignated as to series. The Corporation shall have the authority to issue fractional shares of Series A.
Section 3. Definitions. As used herein with respect to Series A:
(a) “Board of Directors” means the Board of Directors of the Corporation or a committee of the Board duly authorized by the Board to declare dividends on the Series A or take other action relating to the Series A.
(b)“Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in The City of New York are not authorized or obligated by law, regulation or executive order to close.
(c) “Common Stock” means shares of common stock of the Corporation, par value $2.50 per share.
(d) “Corporation” has the meaning set forth in the Preamble.
(e) “Dividend Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with Series A in the payment of current dividends.
(f) “Dividend Payment Date” has the meaning set forth in Section 4(a).
(g) “Dividend Period” means each period commencing on (and including) a Dividend Payment Date and continuing to (but not including) the next succeeding Dividend Payment Date, except that the first Dividend Period for the initial issuance of shares of Series A shall commence on (and include) March 14, 2019.
(h) “DTC” means The Depository Trust Company.
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(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(j) “Junior Stock” means any class or series of stock of the Corporation (including the Common Stock) that ranks junior to the Series A in the payment of dividends or in the distribution of assets on liquidation, dissolution or winding up of the Corporation.
(k) “Liquidation Preference” has the meaning set forth in Section 5.
(l) “Liquidation Preference Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with Series A in the distribution of assets on liquidation, dissolution or winding up of the Corporation.
(m) “Nonpayment Event” has the meaning set forth in Section 7(b).
(n) “Preferred Stock Director” has the meaning set forth in Section 7(b).
(o) “Rating Agency Event” means that any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that then publishes a rating for us (a “rating agency”) amends, clarifies or changes the criteria it uses to assign equity credit to securities such as the Series A, which amendment, clarification or change results in (i) the shortening of the length of time the Series A is assigned a particular level of equity credit by that rating agency as compared to the length of time it would have been assigned that level of equity credit by that rating agency or its predecessor on the initial issuance of the Series A; or (i) the lowering of the equity credit (including up to a lesser amount) assigned to the Series A by that rating agency as compared to the equity credit assigned by that rating agency or its predecessor on the initial issuance of the Series A.
(p) “Regulatory Capital Event” means the good faith determination by the Corporation that, as a result of  (i) any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision of or in the United States or any other governmental agency or instrumentality as may then have group-wide oversight of the Corporation’s regulatory capital that is enacted or becomes effective after the initial issuance of the Series A, (ii) any proposed amendment to, or change in, those laws, rules or regulations that is announced or becomes effective after the initial issuance of the Series A, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations that is announced after the initial issuance of the Series A, there is more than an insubstantial risk that the full liquidation preference per share of the Series A outstanding from time to time would not qualify as capital (or a substantially similar concept) for purposes of any group capital standard to which the Corporation is or will be subject.
(q) “Series A” has the meaning set forth in Section 1.
(r) “Stated Amount” means, in respect of Series A, $25,000.00 per share, and, in respect of any other series of capital stock, the stated amount per share specified in the Amended and Restated Certificate of Incorporation or applicable certificate of designations.
(s) “Voting Parity Stock” has the meaning set forth in Section 7(b).
Section 4. Dividends.
(a) Rate. Holders of Series A shall be entitled to receive, when, as and if declared by the Board of Directors, but only out of funds legally available therefor, non-cumulative cash dividends at the annual rate of 5.85% of the Stated Amount per share, and no more, payable quarterly in arrears on the fifteenth day of each March, June, September and December, respectively, in each year (each, a “Dividend Payment Date”) with respect to the Dividend Period (or portion thereof) ending on the day preceding such respective Dividend Payment Date, to holders of record on the 15th calendar day before such Dividend Payment Date or such other record date not more than 30 nor less than 10 days preceding such Dividend Payment Date fixed for that purpose by the Board of Directors in advance of payment of each particular dividend. The amount of the dividend per share of Series A for each Dividend Period (or portion thereof) will be calculated on the basis of a 360-day year consisting of twelve 30-day months. If a Dividend Payment Date is not a Business Day, the applicable dividend shall be paid on the first Business Day following that day without adjustment. The Corporation shall not pay interest or any sum of money instead of interest on any dividend payment that may be in arrears on the Series A.
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(b) Dividends Non-cumulative. Dividends on shares of Series A shall not be cumulative. Holders of Series A shall not be entitled to receive any dividends not declared by the Board of Directors and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend not so declared. Holders of the Series A shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series A as specified in this Section 4 (subject to the other provisions of this Certificate of Designations).
(c) Priority of Dividends. So long as any share of Series A remains outstanding, unless dividends on all outstanding shares of Series A for the most recently completed Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof has been set aside for payment, no dividend may be declared or paid or set aside for payment, and no distribution may be made, on any Junior Stock, other than a dividend payable solely in stock that ranks junior to the Series A in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.
If the Board of Directors elects to declare only partial instead of full dividends for a dividend payment date and related dividend period (which terms include, in the case of Series A, the Dividend Payment Dates and Dividend Periods provided for herein) on the shares of Series A or any Dividend Parity Stock, then to the extent permitted by the terms of the Series A and each outstanding series of Dividend Parity Stock such partial dividends shall be declared on shares of Series A and Dividend Parity Stock, and dividends so declared shall be paid, as to any such dividend payment date and related dividend period in amounts such that the ratio of the partial dividends declared and paid on each such series to full dividends on each such series is the same. As used in this paragraph, “full dividends” means, as to any Dividend Parity Stock that bears dividends on a cumulative basis, the amount of dividends that would need to be declared and paid to bring such Dividend Parity Stock current in dividends, including undeclared dividends for past dividend periods. To the extent a dividend period with respect to the Series A or any series of Dividend Parity Stock (in either case, the “first series”) coincides with more than one dividend period with respect to another series as applicable (in either case, a “second series”), for purposes of this paragraph, the Board of Directors may, to the extent permitted by the terms of each affected series, treat such dividend period for the first series as two or more consecutive dividend periods, none of which coincides with more than one dividend period with respect to the second series, or may treat such dividend period(s) with respect to any Dividend Parity Stock and Dividend Period(s) with respect to the Series A for purposes of this paragraph in any other manner that it deems to be fair and equitable in order to achieve ratable payments of dividends on such Dividend Parity Stock and the Series A.
Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any Common Stock or Junior Stock from time to time out of any funds legally available therefor, and the shares of Series A shall not be entitled to participate in any such dividend.
(d) Redemption and Repurchase of Junior Stock. So long as any share of Series A remains outstanding, unless dividends on all outstanding shares of Series A for the most recently completed Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof has been set aside for payment, no monies may be paid or made available for a sinking fund for the redemption or retirement of Junior Stock, nor shall any shares of Junior Stock be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, other than:
(i) as a result of  (x) a reclassification of Junior Stock, or (y) the exchange or conversion of one share of Junior Stock for or into another share of stock that ranks junior to the Series A in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Corporation, or
(ii) through the use of the proceeds of a substantially contemporaneous sale of other shares of stock that ranks junior to the Series A in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.
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Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, before any distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any Junior Stock, holders of Series A will be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders an amount equal to the Stated Amount per share, together with an amount equal to all dividends (if any) that have been declared but not paid prior to the date of payment (but without any amount in respect of dividends that have not been declared prior to such payment date) (the “Liquidation Preference”).
(b) Partial Payment. If the assets of the Corporation are not sufficient to pay the Liquidation Preference in full to all holders of Series A and all holders of any Liquidation Preference Parity Stock, the amounts paid to the holders of Series A and to the holders of all Liquidation Preference Parity Stock shall be pro rata in accordance with the respective aggregate Liquidation Preferences of Series A and all such Liquidation Preference Parity Stock. In any such distribution, the “Liquidation Preference” of any holder of stock of the Corporation other than the Series A means the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the Corporation available for such distribution), including an amount equal to any declared but unpaid dividends in the case of any holder or stock on which dividends accrue on a non-cumulative basis and, in the case of any holder of stock on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not earned or declared, as applicable.
(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Series A and all holders of any Liquidation Preference Parity Stock, the holders of Junior Stock will be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the merger, consolidation or other business combination of the Corporation with or into any other corporation, including a transaction in which the holders of Series A receive cash or property for their shares, or the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.
Section 6. Redemption.
(a) Optional Redemption. The Corporation may redeem the Series A at its option: (i) in whole, but not in part, at any time prior to March 15, 2024, within 90 days after the occurrence of a Rating Agency Event, at a redemption price equal to $25,500 per share of Series A, together with (except as provided herein) an amount equal to any dividends per share that have been declared but not paid prior to the redemption date (with no amount in respect of any dividends that have not been declared prior to such date), or (ii) (A) in whole, but not in part, at any time prior to March 15, 2024, within 90 days after the occurrence of a Regulatory Capital Event, or (B) in whole or in part, from time to time, on or after March 15, 2024, in each case, at a redemption price equal to $25,000 per share of Series A, together with (except as provided herein) an amount equal to any dividends per share that have been declared but not paid prior to the redemption date (with no amount in respect of any dividends that have not been declared prior to such date). The redemption price for any shares of Series A shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent, if the shares of Series A are issued in certificated form. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the record date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such record date relating to the Dividend Payment Date as provided in Section 4 above.
(b) No Sinking Fund. The Series A will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series A will have no right to require redemption of any shares of Series A.
(c) Notice of Redemption. Notice of every redemption of shares of Series A shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 90 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be
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conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A. Notwithstanding the foregoing, if the Series A or any depositary shares representing interests in the Series A are issued in book-entry form through DTC or any other similar facility, notice of redemption may be given to the holders of Series A at such time and in any manner permitted by such facility. Each such notice given to a holder shall state: (1) the redemption date; (2) the number of shares of Series A to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends will cease to accrue on the redemption date.
(d) Partial Redemption. In case of any redemption of only part of the shares of Series A at the time outstanding, the shares to be redeemed shall be selected either pro rata from the holders of record of Series A in proportion to the number of shares of Series A held by such holders or by lot. Subject to the provisions hereof, the Board of Directors shall have full power and authority to prescribe the terms and conditions on which shares of Series A shall be redeemed from time to time. If the Corporation shall have issued certificates for the Series A and fewer than all shares represented by any certificates are redeemed, new certificates shall be issued representing the unredeemed shares without charge to the holders thereof.
(e) Effectiveness of Redemption. If notice of redemption has been duly given, and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation in the case that the shares of Series A are issued in certificated form, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date, to the extent permitted by law, shall be released from the trust so established and may be commingled with the Corporation’s other funds, and thereafter the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.
Section 7. Voting Rights.
(a) General. The holders of Series A will have no voting rights except as set forth below or as otherwise from to time required by law.
(b) Right to Elect Two Directors on Nonpayment Events. If and whenever dividends payable on Series A or any class or series of Dividend Parity Stock having voting rights equivalent to those described in this Section 7(b) (any such class or series being herein referred to as “Voting Parity Stock”) have not been declared and paid (or, in the case of Voting Parity Stock bearing dividends on a cumulative basis, shall be in arrears) in an aggregate amount equal to full dividends for at least six quarterly Dividend Periods or their equivalent (whether or not consecutive) ( a “Nonpayment Event”), the number of directors then constituting the Board of Directors shall be automatically increased by two and the holders of Series A, together with the holders of any outstanding Voting Parity Stock then entitled to vote for additional directors, voting together as a single class in proportion to their respective Stated Amounts, shall be entitled to elect the two additional directors (the “Preferred Stock Directors”); provided that the Board of Directors shall at no time include more than two Preferred Stock Directors (including, for purposes of this limitation, all directors that the holders of any series of voting preferred stock are entitled to elect pursuant to like voting rights).
In the event that the holders of Series A and such other holders of Voting Parity Stock shall be entitled to vote for the election of the Preferred Stock Directors following a Nonpayment Event, such directors shall be initially elected following such Nonpayment Event only at a special meeting called at the request of the holders of record of at least 20% of the Stated Amount of the Series A and each other series of Voting Parity Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

the next annual or special meeting of the stockholders of the Corporation, in which event such election shall be held only at such next annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders of the Corporation. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment Event shall be made by written notice, signed by the requisite holders of Series A or Voting Parity Stock, and delivered to the Secretary of the Corporation in such manner as provided for in Section 9 below, or as may otherwise be required or permitted by applicable law. If the Secretary of the Corporation fails to call a special meeting for the election of the Preferred Stock Directors within 20 days of receiving proper notice, any holder of Series A may call such a meeting at the Corporation’s expense solely for the election of the Preferred Stock Directors, and for this purpose and no other (unless provided otherwise by applicable law) such Series A holder shall have access to the Corporation’s stock ledger.
When (i) dividends have been paid regularly on the Series A for at least one year after a Nonpayment Event, and (ii) the rights of holders of any Voting Parity Stock to participate in electing the Preferred Stock Directors shall have ceased, the right of holders of the Series A to participate in the election of Preferred Stock Directors shall cease (but subject always to the revesting of such voting rights in the case of any future Nonpayment Event), the terms of office of all the Preferred Stock Directors shall forthwith terminate, and the number of directors constituting the Board of Directors shall automatically be reduced accordingly.
Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series A and Voting Parity Stock, when they have the voting rights described above (voting together as a single class in proportion to their respective Stated Amounts). The Preferred Stock Directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the Preferred Stock Directors, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders on the nomination of the then remaining Preferred Stock Director or, if no Preferred Stock Director remains in office, by the vote of the holders of record of a majority of the outstanding shares of Series A and such Voting Parity Stock for which dividends have not been paid, voting as a single class in proportion to their respective Stated Amounts. The Preferred Stock Directors shall each be entitled to one vote per director on any matter that shall come before the Board of Directors for a vote.
(c) Other Voting Rights. So long as any shares of Series A are outstanding, in addition to any other vote or consent of stockholders required by law or by the Amended and Restated Certificate of Incorporation, the vote or consent of the holders of at least 66 2/3% of the shares of Series A at the time outstanding, voting together with any other series of Preferred Stock that would be adversely affected in substantially the same manner and entitled to vote as a single class in proportion to their respective Stated Amounts (to the exclusion of all other series of Preferred Stock), given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating:
(i) Amendment of Certificate of Incorporation. Any amendment, alteration or repeal of any provision of the Amended and Restated Certificate of Incorporation or By-laws of the Corporation that would alter or change the voting powers, preferences or special rights of the Series A so as to affect them adversely; provided that the amendment of the Amended and Restated Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any class or series of stock that does not rank senior to the Series A in either the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the voting powers, preferences or special rights of the Series A;
(ii) Authorization of Senior Stock. Any amendment or alteration of the Amended and Restated Certificate of Incorporation to authorize or create, or increase the authorized amount of, any shares of any class or series or any securities convertible into shares of any class or series of capital stock of the Corporation ranking senior to the Series A in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or
(iii) Share Exchanges, Reclassifications, Mergers and Consolidations and Other Transactions. Any consummation of  (x) a binding share exchange or reclassification involving the Series A, (y) a merger or consolidation of the Corporation with another entity (whether or not a corporation), or (z) a conversion, transfer, domestication or continuance of the Corporation into another entity or an entity organized under
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

the laws of another jurisdiction, unless in each case (A) the shares of the Series A remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, or any such conversion, transfer, domestication or continuance, the shares of Series A are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (B) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and restrictions and limitations thereof, of the Series A immediately prior to such consummation, taken as a whole.
(d) Changes after Provision for Redemption. No vote or consent of the holders of Series A will be required pursuant to Section 7(b) or (c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series A shall have been redeemed, or shall have been called for redemption on proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 6 above unless in the case of a vote or consent required pursuant to clause (ii) of Section 7(c) above if the shares of Series A are being redeemed with the proceeds from the sale of the stock to be authorized.
Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A may deem and treat the record holder of any share of Series A as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
Section 9. Notices. All notices or communications in respect of the Series A will be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Amended and Restated Certificate of Incorporation or By-laws or by applicable law.
Section 10. Other Rights. The shares of Series A will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Amended and Restated Certificate of Incorporation of the Corporation. The holders of Series A shall not have any preemptive rights or conversion rights.
Section 11. Certificates. The Corporation may at its option issue shares of Series A without certificates. As long as DTC or its nominee is the registered owner of the Series A, DTC or its nominee, as the case may be, will be considered the sole owner and holder of all shares of Series A for all purposes under the instruments governing the rights and obligations of holders of shares of Series A. If DTC discontinues providing its services as securities depositary with respect to the shares of Series A, or if DTC ceases to be registered as a clearing agency under the Exchange Act, in the event that a successor securities depositary is not obtained within 90 days, the Corporation will either print and deliver certificates for the shares of Series A or provide for the direct registration of the Series A with the transfer agent for the Series A. If the Corporation decides to discontinue the use of the system of book-entry-only transfers through DTC (or a successor securities depositary), certificates for the shares of Series A will be printed and delivered to DTC or the Corporation will provide for the direct registration of the Series A with the transfer agent for the Series A. Except in the limited circumstances referred to above, owners of beneficial interests in the Series A:
(a) will not be entitled to have such Series A registered in their names;
(b) will not receive or be entitled to receive physical delivery of securities certificates in exchange for beneficial interests in the Series A; and
(c) will not be considered to be owners or holders of the shares of Series A for any purpose under the instruments governing the rights and obligations of holders of shares of Series A.
Section 12. Restatement of Certificate. On any restatement of the Amended and Restated Certificate of Incorporation of the Corporation, Section 1 through Section 11 of this Certificate of Designations shall be included in ARTICLE FOUR of the Amended and Restated Certificate of Incorporation under the heading “Series A 5.85% Non-Cumulative Perpetual Preferred Stock” and this Section 12 may be omitted. If the Board of
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Appendix B  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Directors so determines, the numbering of Section 1 through Section 11 may be changed for convenience of reference or for any other proper purpose.”
IN WITNESS WHEREOF, American International Group, Inc. has caused this Certificate to be signed by Christopher B. Chorengel, Assistant Secretary, this 8th day of March, 2019.
American International Group, Inc.
By:
/s/ Christopher B. Chorengel
Name:
Christopher B. Chorengel

Title:
Assistant Secretary

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Appendix C  Tax Asset Protection Plan
APPENDIX C

TAX ASSET PROTECTION PLAN
dated as of
March 9, 2011
between
AMERICAN INTERNATIONAL GROUP, INC.
and
Wells Fargo Bank, National Association,
as Rights Agent
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TAX ASSET PROTECTION PLAN
2020 Proxy StatementC-2

EXHIBITS
Exhibit A Form of Rights Certificate (together with Form of Election to Exercise)	C-22
Exhibit B Form of Certificate of Designation and Terms of Participating Preferred Stock	C-26
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Appendix C Tax Asset Protection Plan
TAX ASSET PROTECTION PLAN
TAX ASSET PROTECTION PLAN (as amended from time to time, this “Plan”), dated as of March 9, 2011, between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, (a) the Company and certain of its Subsidiaries (as defined below) have certain net operating losses and certain other tax attributes (collectively, “NOLs”) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and thereby preserve the Company’s ability to utilize such NOLS, and (c) in furtherance of such objective, the Company desires to enter into this Plan;
WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has (a) authorized and declared a dividend of one right (“Right”) in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on March 18, 2011 (the “Record Time”) payable in respect of each such share upon certification by the New York Stock Exchange (the “NYSE”) to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the “Payment Time”) and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.4, each share of Common Stock issued after the Separation Time;
WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, at or after the Separation Time, to purchase securities or assets of the Company pursuant to the terms and subject to the conditions set forth herein; and
WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer and exchange of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;
NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions. For purposes of this Plan, the following terms have the meanings indicated:
“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock at any time after the first public announcement of this Plan; provided, however, that the term “Acquiring Person” shall not include (i) any Person who is the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock at the time of the first public announcement of the adoption of this Plan and who continuously thereafter is the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock (an “Existing Holder”), until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock, (ii) any Person who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Plan solely as a result of  (A) an acquisition by the Company of shares of Common Stock, (B) an acquisition directly from the Company in a transaction which duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under the Plan, or (C) an acquisition of Common Stock (or any security convertible into or exchangeable for Common Stock) by any underwriter, dealer or initial purchaser from the United States Department of the Treasury for resale in a transaction contemplated by the Registration Rights Agreement, dated January 14, 2011, as amended from time to time, between the Company and the United States Department of the Treasury, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.99% or more of the outstanding shares of
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Appendix C Tax Asset Protection Plan

Common Stock, (iii) any Person who the Board of Directors determines, in its sole discretion, has inadvertently become the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock or (iv) any Person determined by the Board of Directors to be an “Exempt Person” in accordance with Section 5.3 for so long as such person complies with any limitations or conditions required by the Board of Directors in making such determination. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.
“Affiliate” shall have the meaning ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Plan.
A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities (i) which such Person directly owns, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).
“Board of Directors” shall have the meaning set forth in the Recitals and includes any duly authorized committee thereof.
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.
“Close of Business” on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.
“Common Stock” shall mean the shares of Common Stock, par value $2.50 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.
“Company” shall have the meaning set forth in the preamble.
“Election to Exercise” shall have the meaning set forth in Section 2.3(d).
“Excess Shares” shall have the meaning set forth in Section 3.1(a).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).
“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).
“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $185.00.
“Expansion Factor” shall have the meaning set forth in Section 2.4(a).
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Appendix C Tax Asset Protection Plan

“Expiration Time” shall mean the earliest of  (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the third anniversary of the date of this Plan, provided that the Board of Directors may determine to extend this Plan prior to such anniversary as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and (iv) the time at which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.
“Flip-in Date” shall mean any Stock Acquisition Date or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.
“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the NYSE or, if the securities are not listed on the NYSE, as reported on the NASDAQ Stock Market or, if the securities are not listed on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.
“NOLs” shall have the meaning set forth in the Recitals.
“NYSE” shall have the meaning set forth in the Recitals.
“Payment Time” shall have the meaning set forth in the Recitals.
“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.
“Plan” shall have the meaning set forth in the Preamble.
“Preferred Stock” shall mean the series of Participating Preferred Stock, par value $5.00 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.
“Record Time” shall have the meaning set forth in the Recitals.
“Redemption Price” shall mean an amount equal to $0.001.
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Appendix C Tax Asset Protection Plan

“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.
“Right” shall have the meaning set forth in the Recitals.
“Rights Agent” shall have the meaning set forth in the Preamble.
“Rights Certificate” shall have the meaning set forth in Section 2.3(c).
“Rights Register” shall have the meaning set forth in Section 2.7(a).
“Separation Time” shall mean the next Business Day following the earlier of  (i) the tenth Business Day (or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Separation Time that otherwise would have occurred) after the date on which any Person commences a tender or exchange offer that, if consummated, would result in such Person’s becoming an Acquiring Person and (ii) the date of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referenced in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.
“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Plan.
“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.
“Trading Day,” when used with respect to any securities, shall mean a day on which the NYSE is open for the transaction of business or, if such securities are not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.
“Trading Regulation” shall have the meaning set forth in Section 2.3(c).
“Trust” shall have the meaning set forth in Section 3.1(c).
“Trust Agreement” shall have the meaning set forth in Section 3.1(c).
“Vice President,” when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
ARTICLE II
THE RIGHTS
2.1 Summary of Rights. As soon as practicable after the Record Time, but not later than the date of mailing of the Company’s definitive Proxy Statement relating to its 2011 Annual Meeting of Shareholders, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder’s address as shown by the records of the Company.
2.2 Legend.
The registration of the Common Stock on the stock transfer books of the Company, or, if issued, certificates for Common Stock, shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that acquires Common Stock after the Payment Time either a confirmation of the registration of such Common Stock on the stock transfer books of the Company or Certificates for such Common Stock, which confirmation or Certificates will have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:
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Appendix C Tax Asset Protection Plan

Until the Separation Time (as defined in the Plan referred to below), this also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Asset Protection Plan, dated as of March 9, 2011, (as such may be amended from time to time, the “Plan”), between American International Group, Inc. (the “Company”) and Wells Fargo Bank, National Association, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are “Beneficially Owned” by an “Acquiring Person” or an “Affiliate” thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Plan to the holder hereof without charge after the receipt of a written request therefor.
Certificates representing shares of Common Stock that are issued and outstanding at the Payment Time shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend. The Company shall mail or arrange for the mailing of a copy of this Plan to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company or certificates representing such shares, without charge after the receipt of a written request therefor.
2.3 Exercise of Rights; Separation of Rights. (a) Subject to Sections 3.1, 5.1 and 5.9 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one ten-thousandth of a share of Preferred Stock.
(b) Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the registration of the associated Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2, together, in the case of Common Stock issued and outstanding at the Payment Time, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.
(c) Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised pursuant to Section 2.3(d) below, (ii) will be transferred independent of shares of Common Stock and (iii) the Rights Agent will mail to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded (“Trading Regulation”), or to conform to usage, and (y) a disclosure statement describing the Rights. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b).
(d) Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly executed and properly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.
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Appendix C Tax Asset Protection Plan

(e) Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.6 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased (the Company hereby irrevocable authorizes each such depositary agent to comply with such requisitions) or, when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.6 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.
(f) In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.
(g) The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933, as amended from time to time, or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.
(h) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).
2.4 Adjustments to Exercise Price; Number of Rights. (a) In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.
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In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.4.
(b) In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Plan as necessary to provide for such adjustments.
(c) Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest one hundredth of a cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.
(d) Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Plan, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.
2.5 Date on Which Exercise is Effective. Each Person in whose name registration on the stock transfer books is effected upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.
2.6 Execution, Authentication, Delivery and Dating of Rights Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.
Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.
Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually or by facsimile countersigned by the Rights Agent.
(b) Each Rights Certificate shall be dated the date of countersignature thereof.
2.7 Registration, Registration of Transfer and Exchange. (a) After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and
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transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.
(b) Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Plan as the Rights surrendered upon such registration of transfer or exchange.
(c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.
(d) The Company shall not register the transfer or exchange of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.
2.8 Mutilated, Destroyed, Lost and Stolen Rights Certificates. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.
(b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.
(c) As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.
(d) Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.
2.9 Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated notice of transfer) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock registration) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Plan, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).
2.10 Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered
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hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Corporation (and at the expense of the Corporation), the Rights Agent shall provide to the Corporation or its designee copies of such electronic records relating to rights certificates cancelled or destroyed by the Rights Agent.
2.11 Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:
(a) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;
(b) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;
(c) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock registration) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock registration) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;
(d) Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;
(e) this Plan may be supplemented or amended from time to time in accordance with its terms; and
(f) the Board of Directors shall have the exclusive power and authority delegated to it pursuant to Section 5.14.
ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS
3.1 Flip-in. (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof  (but subject to Section 5.9), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock); provided, however, that in connection with any exercise effected pursuant to this Section 3.1(a), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of in excess of 4.99% of the then-outstanding Common Stock (such shares, the “Excess Shares”), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.
(b) Notwithstanding the foregoing, any Rights that are Beneficially Owned on the Stock Acquisition Date by an Acquiring Person or an Affiliate thereof shall become null and void and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise or transfer such Rights. If any Rights Certificate is presented for assignment or exercise and the Person presenting the
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same will not complete the certification set forth at the end of the form of assignment or notice of Election to Exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates (or former Beneficial Owners and their Affiliates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.
(c) The Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).
Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 3.1(c), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive Excess Shares, in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date the Board of Directors effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof  (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.8. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”), which Trust shall act as the agent of the Company, all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company
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shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.
Each Person in whose name any registration on the stock transfer books of the Company is made upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such registration on the stock transfer books of the Company shall be registered as of, the Close of Business on the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such registration on the stock transfer books of the Company shall be registered as of, the next succeeding Business Day on which the stock transfer books of the Company are open.
(d) Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one ten-thousandth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.
(e) In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall either (i) call a meeting of stockholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be or necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (x) in the case of any exercise in accordance with Section 3.1(a), at the Company’s option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as may be required for the valid issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.
(f) The Company may, but shall not be required to, make such changes in the Exercise Price, in addition to those required by Section 3.1(a), as the Board considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.
ARTICLE IV
THE RIGHTS AGENT
4.1 General. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability.
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(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
4.2 Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Plan.
(b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.
4.3 Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b) Whenever in the performance of its duties under this Plan the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chief Executive Officer or any Vice President or by the Chief Financial Officer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.
(c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.
(d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.
(e) The Rights Agent will not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof  (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the
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Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor will it be responsible for any change in the exercisability or exchangeability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4 or 3.1 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chief Executive Officer or any Vice President or the Chief Financial Officer of the Company or the Secretary or any Assistant Secretary, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.
(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
(j) Tax Compliance:
(A) The Rights Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made hereunder and (ii) the issuance, delivery, holding, transfer, redemption or exercise of Rights, Common Stock or Preferred Stock hereunder. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.
(B) The Rights Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with Section 4.3(g).
(C) The Rights Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.
4.4 Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Plan upon 90 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and
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to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or the effectiveness of such resignation or after it has been notified in writing of such incapacity by the incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Plan and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
ARTICLE V
MISCELLANEOUS
5.1 Redemption. The Board of Directors may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.
(a) Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.
(b) The Finance and Risk Management Committee of the Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.
5.2 Expiration. The Rights and this Plan shall expire at the Expiration Time and no Person shall have any rights pursuant to this Plan or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.
5.3 Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under the definition of Acquiring Person hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting
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Person, together with all Affiliates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that if will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and determination of the Board of Directors with respect thereto, unless the information contained in the Exemption request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving an Exemption Request as provided in this Section 5.3 of  (x) any proposed acquisition that does not cause any aggregate increase in the Beneficial Ownership of Persons with Beneficial Ownership of 4.99% or more of  (i) the Common Stock then outstanding or (ii) any class of stock (as defined for purposes of Section 382 of the Code, or “Stock”) (other than Common Stock) then outstanding (a “Five Percent Stockholder”) (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed acquisition) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code, or (y) any proposed acquisition from the United States Department of the Treasury if such proposed acquisition and all prior and anticipated acquisitions or transactions effected or expected to be effected during the relevant testing period do not result in an aggregate “owner shift” (as defined in the Code) of more than 40% for purposes of Section 382 of the Code. For purposes of clause (y) above, it shall be assumed that within such testing period all of the Common Stock originally exchanged for the Series C Perpetual, Convertible, Participating Preferred Stock of the Company, par value $5.00 per share, has been, or will be, sold. For the avoidance of doubt, for purposes of clauses (x) and (y) above, all acquisitions shall be taken into account notwithstanding that pursuant to Notice 2008-84 (and any regulations issued pursuant thereto) no testing date may have occurred with respect to such acquisition.
5.4 Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights) in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of
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material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate of an Acquiring Person or any transferee of any of the foregoing.
5.5 Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights in any respect. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company, provided that any supplement or amendment (other than to Article IV if the rights and obligations of the Rights Agent are adversely affected) shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.
5.6 Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.
5.7 Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.
5.8 Notices. Notices or demands authorized or required by this Plan to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
American International Group, Inc.
180 Maiden Lane
New York, New York 10038
Attention: Corporate Secretary
Any notice or demand authorized or required by this Plan to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Wells Fargo Bank, National Association
161 N. Concord Exchange
South St. Paul, Minnesota 55075
Attention: Account Management
Notices or demands authorized or required by this Plan to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given on the date of mailing, whether or not the holder receives the notice, except notice to the Company shall be effective only upon receipt.
5.9 Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors determines in good faith that some action will or need be taken pursuant to, or in order to properly give effect to, Section 2.3, 3.1 or 4.4 or to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take
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such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended.
Failure to give a notice pursuant to the provisions of this Plan shall not affect the validity of any action taken hereunder.
5.10 Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
5.11 Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Plan and this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.
5.12 Determination and Actions by the Board of Directors, etc. The Board of Directors shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration or implementation of this Plan, including the right to determine the Rights to be null and voided pursuant to Section 3.1(b), after taking into account the purpose of this Plan and the Company’s interest maintaining an orderly trading market in the outstanding shares of Common Stock. All such actions, interpretations and determinations done or made by the Board of Directors shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons.
5.13 Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Plan is made to a Section, such reference shall be to a Section of this Plan unless otherwise indicated.
5.14 GOVERNING LAW; EXCLUSIVE JURISDICTION. (a) THIS PLAN, EACH RIGHT AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
(b) (i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS PLAN. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Plan, and to such Persons’ relationship with one another.
(ii) The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Plan in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.
5.15 Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
5.16 Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable
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the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.
5.17 Withholding Rights. In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of  (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the date first above written.
AMERICAN INTERNATIONAL GROUP, INC.
By:
/s/ Robert A. Gender

Name: Robert A. Gender
Title: Senior Vice President and Treasurer
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
/s/ Suzanne M. Swits

Name: Suzanne M. Swits
Title: Vice President
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EXHIBIT A
[Form of Rights Certificate]
Certificate No. W-                  Rights
THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE TAX ASSET PROTECTION PLAN. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.
Rights Certificate
AMERICAN INTERNATIONAL GROUP, INC.
This certifies that            , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Tax Asset Protection Plan, dated as of February 24, 2011 (as amended from time to time, the “Plan”), between American International Group, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Plan), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on March 9, 2014, one ten-thousandth of a fully paid share of Participating Preferred Stock, par value $5.00 per share (the “Preferred Stock”), of the Company (subject to adjustment as provided in the Plan) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in The City of South St. Paul. The Exercise Price shall initially be $185.00 per Right and shall be subject to adjustment in certain events as provided in the Plan.
In certain circumstances described in the Plan, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Plan.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Plan are on file at the principal office of the Company and are available without cost upon written request.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of  $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one ten-thousandth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Plan.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Plan.
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This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Date:
ATTEST:	AMERICAN INTERNATIONAL GROUP, INC.
Secretary	By
Countersigned:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By Authorized Signature
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[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer this Rights Certificate.)
FOR VALUE RECEIVED  hereby sells,
assigns and transfers unto
(Please print name

and address of transferee)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                   Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:                 ,
Signature Guaranteed:	Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.
_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_
(To be completed if true)
The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_
Signature
NOTICE
In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate thereof  (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.
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[TO BE ATTACHED TO EACH RIGHTS CERTIFICATE]
FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to
exercise the Rights Certificate.)
TO: AMERICAN INTERNATIONAL GROUP, INC.
The undersigned hereby irrevocably elects to exercise                   whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
Address:
Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Address:
Social Security or Other Taxpayer Identification Number:

Dated: ,
Signature Guaranteed:	Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.
_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_
(To be completed if true)
The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof  (as defined in the Plan).
_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_	_
Signature
NOTICE
In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate thereof  (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.
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EXHIBIT B
FORM OF CERTIFICATE OF DESIGNATION AND TERMS OF
PARTICIPATING PREFERRED STOCK OF AMERICAN INTERNATIONAL GROUP, INC.
Pursuant to Section 151 of the General
Corporation Law of the State of Delaware
We, the undersigned, David L. Herzog and Jeffrey A. Welikson, the Executive Vice President and Chief Financial Officer, and Vice President and Corporate Secretary, respectively, of American International Group, Inc., a Delaware corporation (the “Corporation”), do hereby certify as follows:
Pursuant to authority granted by ARTICLE FOUR of the Amended and Restated Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation’s Serial Preferred Stock, par value $5.00 per share, and certain qualifications, limitations and restrictions thereon:
RESOLVED, that there is hereby established a series of Serial Preferred Stock, par value $5.00 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:
1. The distinctive serial designation of this series shall be “Participating Preferred Stock” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.
2. The number of shares in this Series shall initially be 200,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Serial Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one ten-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.
3. The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of  $925.00 over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.
The term “Reference Package” shall initially mean 10,000 shares of Common Stock, par value $2.50 per share (“Common Stock”), of the Corporation.
Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
2020 Proxy StatementC-26

Appendix C Tax Asset Protection Plan

So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.
4. In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.
5. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of  (A) $25,000 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.
In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph 5. above, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.
Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph 5. above before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
6. The shares of this Series shall not be redeemable.
C-272020 Proxy Statement

Appendix C Tax Asset Protection Plan

7. In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.
8. If and whenever dividends payable on this Series and any other class or series of stock of the Corporation ranking on a parity with this Series as to payment of dividends (any such class or series being herein referred to as “dividend parity stock”) shall be in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of this Series, together with the holders of all other affected classes and series of dividend parity stock similarly entitled to vote for the election of two additional directors, voting separately as a single class, shall be entitled to elect the two additional directors at any annual meeting of stockholders or any special meeting of the holders of shares of this Series and such dividend parity stock called as hereinafter provided. Whenever all arrears in dividends on the shares of this Series and dividend parity stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set aside for payment, then the right of the holders of shares of this Series and such dividend parity stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of shares of this Series and such dividend parity stock shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of this Series and such dividend parity stock, the Secretary of the Corporation may, and upon the written request of any holder of shares of this Series (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of shares of this Series and such dividend parity stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the stockholders or as required by law. If any such special meeting so required to be called shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of shares of this Series may (at the Corporation’s expense) call such meeting, upon notice as herein provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of shares of this Series and such dividend parity stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders upon the nomination of the then remaining director elected by the holders of shares of this Series and such dividend parity stock or the successor of such remaining director. If the holders of shares of this Series become entitled under the foregoing provisions to elect or participate in the election of two directors as a result of dividend arrearages, such entitlement shall not affect the right of such holders to vote as stated in paragraph (vii), including the right to vote in the election of the remaining directors.
9. This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Serial Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Serial Preferred Stock.
10. In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of  (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the     th day of                 .
Attest:
2020 Proxy StatementC-28

APPENDIX D AMENDMENT NO. 1 tO TAX ASSET PROTECTION PLAN
APPENDIX D

AMENDMENT NO. 1 TO TAX ASSET PROTECTION PLAN
Amendment No. 1, dated as of January 8, 2014 (this “Amendment”), to the Tax Asset Protection Plan, dated as of March 9, 2011 (the “Plan”), between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, the Company and the Rights Agent are parties to the Plan;
WHEREAS, Section 5.5 of the Plan provides that the Company and the Rights Agent may amend the Plan in any respect without the approval of the holders of Rights;
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Plan as set forth in this Amendment; and
WHEREAS, pursuant to the terms of the Plan and in accordance with Section 5.5 thereof, the Company has directed that the Plan be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute and deliver this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Plan and in this Amendment, the parties hereto hereby amend the Plan as follows:
1. Amendments.
a.
Clause (i) of the definition in Section 1.1 of the Plan used to deem a Person the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities is hereby amended and restated in its entirety to read as follows:

“(i) which such Person is considered to own under general federal income tax principles,”
b.
Clause (iii) of the definition of  “Expiration Time” in Section 1.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“(iii) the Close of Business on January 8, 2017, provided that the Board of Directors may determine to extend this Plan prior to such date as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and”
c.
Section 5.1(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b) The Finance and Risk Management Committee or any other appropriate committee of the Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.”
d.
The first sentence of Section 5.3 of the Plan is hereby amended by replacing the phrase “beneficially owning” with the phrase “Beneficially Owning”.

2.
Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Plan.

3.
Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Amendment is made to a Section, such reference shall be to a Section of the Plan unless otherwise indicated.

4.
GOVERNING LAW; EXCLUSIVE JURISDICTION. (a) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE

D-12020 Proxy Statement

APPENDIX D AMENDMENT NO. 1 tO TAX ASSET PROTECTION PLAN

APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
(b)(i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AMENDMENT. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Amendment, and to such Persons’ relationship with one another.
(ii) The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Amendment in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.
5.
Effect of this Amendment. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any provision of the Plan, and the provisions of the Plan, as amended hereby, shall remain in full force and effect. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Plan” and each other similar reference contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

6.
Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.
Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

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2020 Proxy StatementD-2

APPENDIX D AMENDMENT NO. 1 tO TAX ASSET PROTECTION PLAN

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
AMERICAN INTERNATIONAL GROUP, INC.
By:
/s/ Monika M. Machon

Name:   Monika M. Machon
Title:      Senior Vice President and Treasurer
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
/s/ Suzanne M. Swits

Name:   Suzanne M. Swits
Title:     Vice President
[Signature Page to Amendment No. 1 to Tax Asset Protection Plan]
D-32020 Proxy Statement

APPENDIX E AMENDMENT NO. 2 tO TAX ASSET PROTECTION PLAN
APPENDIX E

AMENDMENT NO. 2 TO TAX ASSET PROTECTION PLAN
Amendment No. 2, dated as of December 14, 2016 (this “Amendment”), to the Tax Asset Protection Plan, dated as of March 9, 2011, as previously amended by Amendment No. 1, dated as of January 8, 2014 (together, the “Plan”), between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, the Company and the Rights Agent are parties to the Plan;
WHEREAS, Section 5.5 of the Plan provides that the Company and the Rights Agent may amend the Plan in any respect without the approval of the holders of Rights;
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Plan as set forth in this Amendment; and
WHEREAS, pursuant to the terms of the Plan and in accordance with Section 5.5 thereof, the Company has directed that the Plan be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute and deliver this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Plan and in this Amendment, the parties hereto hereby amend the Plan as follows:
1.
Amendments.

a.
Clause (iii) of the definition of  “Expiration Time” in Section 1.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“(iii) the Close of Business on December 14, 2019, provided that the Board of Directors may determine to extend this Plan prior to such date as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and”
b.
Section 5.1(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b) The Risk and Capital Committee or any other appropriate committee of the Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.”
2.
Capitalized Terms.   Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Plan.

3.
Descriptive Headings; Section References.   Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Amendment is made to a Section, such reference shall be to a Section of the Plan unless otherwise indicated.

4.
GOVERNING LAW; EXCLUSIVE JURISDICTION.   (a) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(b) (i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR
2020 Proxy StatementE-1

APPENDIX E AMENDMENT NO. 2 tO TAX ASSET PROTECTION PLAN

THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AMENDMENT. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Amendment, and to such Persons’ relationship with one another.
(ii)   The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Amendment in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.
5.
Effect of this Amendment.   Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any provision of the Plan, and the provisions of the Plan, as amended hereby, shall remain in full force and effect. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Plan” and each other similar reference contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

6.
Counterparts.   This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.
Severability.   If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

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E-22020 Proxy Statement

APPENDIX E AMENDMENT NO. 2 tO TAX ASSET PROTECTION PLAN

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
AMERICAN INTERNATIONAL GROUP, INC.
By:
/s/ David W. Junius

Name:
David W. Junius

Title:
Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
/s/ Allison M. Seeley

Name:
Allison M. Seeley

Title:
Officer

[Signature Page to Amendment No. 2 to Tax Asset Protection Plan]
2020 Proxy StatementE-3

APPENDIX F AMENDMENT NO. 3 tO TAX ASSET PROTECTION PLAN
APPENDIX F

EXECUTION VERSION
AMENDMENT NO. 3 TO TAX ASSET PROTECTION PLAN
Amendment No. 3, dated as of December 11, 2019 (this “Amendment”), to the Tax Asset Protection Plan, dated as of March 9, 2011, as previously amended by Amendment No. 1, dated as of January 8, 2014 and by Amendment No. 2, dated as of December 14, 2016 (together, the “Plan”), between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Equiniti Trust Company, as successor to Wells Fargo Shareowner Services, a former division of Wells Fargo Bank, National Association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, the Company and the Rights Agent are parties to the Plan;
WHEREAS, Section 5.5 of the Plan provides that the Company and the Rights Agent may amend the Plan in any respect without the approval of the holders of Rights;
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Plan as set forth in this Amendment; and
WHEREAS, pursuant to the terms of the Plan and in accordance with Section 5.5 thereof, the Company has directed that the Plan be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute and deliver this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Plan and in this Amendment, the parties hereto hereby amend the Plan as follows:
1.
Amendments.

a.
Clause (ii) of the definition of  “Acquiring Person” in Section 1.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“(ii)   any Person who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Plan solely as a result of  (A) an acquisition by the Company of shares of Common Stock or (B) an acquisition directly from the Company in a transaction which duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under the Plan, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock,”
b.
Clause (iii) of the definition of  “Expiration Time” in Section 1.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“(iii)   the Close of Business on December 11, 2022, provided that the Board of Directors may determine to extend this Plan prior to such date as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and”
c.
The last three sentences of Section 5.3 of the Plan are hereby amended and restated to read as follows:

“Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving an Exemption Request as provided in this Section 5.3 of any proposed acquisition that does not cause any aggregate increase in the Beneficial Ownership of Persons with Beneficial Ownership of 4.99% or more of  (i) the Common Stock then outstanding or (ii) any class of stock (as defined for purposes of Section 382 of the Code, or “Stock”) (other than Common Stock) then outstanding (any such Person, a “Five Percent Stockholder”) (as determined after giving effect to the proposed transfer) over the lowest Beneficial Ownership of Stock by such Five Percent
F-12020 Proxy Statement

APPENDIX F AMENDMENT NO. 3 tO TAX ASSET PROTECTION PLAN

Stockholders (as determined immediately before the proposed acquisition) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code.”
2.
Capitalized Terms.   Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Plan.

3.
Descriptive Headings; Section References.   Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Amendment is made to a Section, such reference shall be to a Section of the Plan unless otherwise indicated.

4.
GOVERNING LAW; EXCLUSIVE JURISDICTION.   (a) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(b)   (i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AMENDMENT. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Amendment, and to such Persons’ relationship with one another.
(ii)   The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Amendment in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.
5.
Effect of this Amendment.   Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any provision of the Plan, and the provisions of the Plan, as amended hereby, shall remain in full force and effect. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Plan” and each other similar reference contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

6.
Counterparts.   This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.
Severability.   If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

2020 Proxy StatementF-2

APPENDIX F AMENDMENT NO. 3 tO TAX ASSET PROTECTION PLAN

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 3 as of the date first written above.
AMERICAN INTERNATIONAL GROUP, INC.
By
/s/ Sabra R. Purtill

Name:
Sabra R. Purtill

Title:
Senior Vice President, Deputy CFO, Treasurer, Investor and Rating Agency Relations

EQUINITI TRUST COMPANY
By
/s/ Martin J. Knapp

Name:
Martin J. Knapp

Title:
Vice President

[Signature page to Amendment No. 3 to Tax Asset Protection Plan]
F-32020 Proxy Statement

AIG

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Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 12, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by AIG in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 12, 2020. Have your proxy card in hand when you call and follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E94112-P33041

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN INTERNATIONAL GROUP, INC.

The Board of Directors Recommends a Vote FOR each of the Nominees for Election, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposal 6.

1. Election of Directors

Nominees:

	Nominee	For	Against	Abstain
1a.	W. DON CORNWELL	☐	☐	☐
1b.	BRIAN DUPERREAULT	☐	☐	☐
1c.	JOHN H. FITZPATRICK	☐	☐	☐
1d.	WILLIAM G. JURGENSEN	☐	☐	☐
1e.	CHRISTOPHER S. LYNCH	☐	☐	☐
1f.	HENRY S. MILLER	☐	☐	☐
1g.	LINDA A. MILLS	☐	☐	☐
1h.	THOMAS F. MOTAMED	☐	☐	☐
1i.	PETER R. PORRINO	☐	☐	☐
1j.	AMY L. SCHIOLDAGER	☐	☐	☐
1k.	DOUGLAS M. STEENLAND	☐	☐	☐
1l.	THERESE M. VAUGHAN	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E94113-P33041

AMERICAN INTERNATIONAL GROUP, INC.
Annual Meeting of Shareholders
Wednesday, May 13, 2020

Proxy

Proxy solicited by Board of Directors for Annual Meeting - May 13, 2020.

Brian Duperreault, Mark Lyons and Lucy Fato, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of American International Group, Inc. to be held at 11:00 a.m. (Eastern Daylight Time) on May 13, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in accordance with the instructions provided by the shareholder. If no such instructions are provided, the Proxies will have authority to vote FOR each of the Nominees for election, FOR Proposals 2, 3, 4 and 5, AGAINST Proposal 6 and otherwise as determined in their discretion. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The Annual Meeting of Shareholders will be held at 175 Water Street, New York, New York 10038.

Continued and to be signed on the reverse side.

*** Exercise Your *Right* to Vote ***

AMERICAN INTERNATIONAL GROUP, INC.

AIG

E94115-P33041

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2020
Date: May 13, 2020 **Time:** 11:00 a.m. EDT
Location: 175 Water Street
New York, NY 10038

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you attend the Annual Meeting, please bring with you photo identification and evidence of ownership of AIG Common Stock as of the close of business on March 18, 2020. The proxy statement contains specific instructions on how to vote these shares at the meeting.

Vote By Internet: To vote by internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Your proxy by internet must be received by 11:59 p.m. Eastern Daylight Time on May 12, 2020.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Your proxy by mail must be received by 10:00 a.m. Eastern Daylight Time on May 13, 2020.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on May 12, 2020.

E94116-P33041

Voting Items

The Board of Directors Recommends a Vote FOR each of the Nominees for Election, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposal 6.

1. Election of Directors

Nominees:

1a. W. DON CORNWELL

1b. BRIAN DUPERREAULT

1c. JOHN H. FITZPATRICK

1d. WILLIAM G. JURGENSEN

1e. CHRISTOPHER S. LYNCH

1f. HENRY S. MILLER

1g. LINDA A. MILLS

1h. THOMAS F. MOTAMED

1i. PETER R. PORRINO

1j. AMY L. SCHIOLDAGER

1k. DOUGLAS M. STEENLAND

1l. THERESE M. VAUGHAN

E94117-P33041